-------------------------------
OMB Number
3235-0307
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-------------------------------


    As filed with the Securities and Exchange Commission on April 29, 2002


                    Securities Act of 1933 File No. 33-32729
                 Investment Company Act of 1940 File No. 811-84
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. ____        [ ]


                     Post-Effective Amendment No. 17          [X]


                                    and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940       [ ]


                              Amendment No. 31                [X]


                              --------------------

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

                         Registrant's Telephone Number,
                      Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
                Managing Director, General Counsel & Secretary
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                    (Name and Address of Agent for Service)

                                    Copy to:

                           Geoffrey R.T. Kenyon, Esq.
                              Goodwin Procter LLP
                                 Exchange Place
                                Boston, MA 02109

It is proposed that this filing will become effective under Rule 485:


          [ ] Immediately upon filing pursuant to paragraph (b)
          [X] On May 1, 2002 pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] On ___________, pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] On ___________, pursuant to paragraph (a)(2)

                    If appropriate, check the following box:

          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

      The Prospectuses and Statements of Additional Information of the
State Street Research Equity Index Fund and State Street Research Investment Trust series of State Street Research Master Investment Trust (the "Registrant") are included herein.

[STATE STREET RESEARCH LOGO]

INVESTMENT TRUST

PROSPECTUS - MAY 1, 2002

ONE OF AMERICA'S OLDEST MUTUAL
FUNDS, INVESTING IN LARGE-CAP
COMPANIES FOR LONG-TERM GROWTH.

THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS WILL ALSO BE AVAILABLE IN CHINESE AND SPANISH IN JUNE BY CALLING THE STATE STREET RESEARCH SERVICE CENTER AT 1-888-638-3193

CONTENTS


         1   THE FUND

         1   Goal and Strategies
         2   Principal Risks
         4   Volatility and Performance
         6   Investor Expenses
         8   Investment Management

         9   YOUR INVESTMENT

         9   Opening an Account
         9   Choosing a Share Class

        10   Sales Charges
        13   Dealer Compensation
        14   Buying and Selling Shares
        18   Account Policies
        20   Distributions and Taxes
        21   Investor Services

        22   OTHER INFORMATION

        22   Other Securities and Risks
        24   Financial Highlights
        27   Board of Trustees

Back Cover   FOR ADDITIONAL INFORMATION

                                    THE FUND

[GRAPHIC]

GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks to provide long-term growth of capital and, secondarily, long-term growth of income.


PRINCIPAL STRATEGIES Under normal circumstances, the fund invests at least 65% of net assets in stocks and convertible securities that have long-term growth potential.


In selecting stocks, the fund generally attempts to identify the industries that over the long term will grow faster than the economy as a whole. It looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The fund may also invest in stocks that are selling below what the portfolio manager believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the fund also considers a company's potential for paying dividends.

The fund reserves the right to invest up to 35% of net assets in other securities. These may include U.S. government securities, as well as corporate bonds rated investment-grade at the time of purchase and their unrated equivalents.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 22.


[SIDEBAR]


[GRAPHIC]

WHO MAY WANT TO INVEST

State Street Research Investment Trust is designed for investors who seek one or more of the following:

- a moderately aggressive stock fund for a long-term goal

- a large-cap fund with a blend of growth and value investments

- a fund with an exceptionally long track record

The fund is not appropriate for investors who:

- want to avoid the volatility and possible losses associated with stock investing

- are making short-term investments

- are investing emergency reserve money


[END SIDEBAR]

[GRAPHIC]

PRINCIPAL RISKS

Because the fund invests primarily in stocks, its major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster performance.

Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Many larger companies also cannot sustain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.

Because of these and other risks, the fund may underperform certain other stock funds (those emphasizing small company stocks, for example) during periods when growth and income stocks are out of favor. The success of the fund's investment strategy depends largely on the portfolio manager's skill in assessing the potential of the stocks the fund buys.

Because the fund may invest in U.S. companies with some international business, and also may invest in foreign companies, it is subject to the risks associated with international investing.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

INFORMATION ON OTHER SECURITIES AND RISKS APPEARS ON PAGE 22.

A "SNAPSHOT" OF THE FUND'S INVESTMENTS MAY BE FOUND IN THE CURRENT ANNUAL OR SEMIANNUAL REPORT (SEE BACK COVER).

[SIDEBAR]


[GRAPHIC]

WHY LARGE-CAP INVESTING?

Over the long term, large-cap stocks have generally offered significant potential appreciation without the risk associated with newer or smaller companies. Many large-cap companies are referred to as "blue chips," which are companies that have strong market franchises in industries that have attractive long-term growth prospects.

Large-cap companies are often leaders in their industry and are expected to maintain or enhance their position over time. These companies tend to have seasoned management teams with strong track records. In addition, they generally have solid financial fundamentals and balance sheets.

Many funds that invest in large-cap companies use a core approach by investing across both growth and value styles. Growth companies have the potential to grow faster than the overall market. Value companies are undervalued by various measures but have good prospects for capital appreciation. A combination of both growth and value provides the fund with greater opportunities under a wide variety of market conditions.


[END SIDEBAR]

                           VOLATILITY AND PERFORMANCE

[CHART]

YEAR-BY-YEAR TOTAL RETURN (CLASS A)

YEARS ENDED DECEMBER 31
          1992                       6.28
          1993                       9.90
          1994                      (3.84)
          1995                      32.85
          1996                      21.03
          1997                      28.91
          1998                      29.12
          1999                      19.75
          2000                      (5.90)
          2001                     (18.44)


- BEST QUARTER: fourth quarter 1998, up 20.50%

- WORST QUARTER: third quarter 2001, down 18.04%

RETURN FROM 1/1/02 TO 3/31/02 (NOT ANNUALIZED): down 3.71%



AVERAGE ANNUAL TOTAL RETURNS (AT MAXIMUM APPLICABLE SALES CHARGE)                                  AS OF DECEMBER 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
                                                                                               1 YEAR        5 YEARS      10 YEARS
                                                                                               ------        -------      --------
     CLASS A (%)           Return Before Taxes                                                 (23.13)         7.59         10.04
                           Return After Taxes on Distributions                                 (23.24)         5.83          7.32
                           Return After Taxes on Distributions and Sale of Fund Shares         (13.98)         6.03          7.38

     CLASS B(1) (%)(a)     Return Before Taxes (%)                                             (22.94)         7.81         10.02

     CLASS B (%)           Return Before Taxes (%)                                             (22.76)         7.98         10.11

     CLASS C (%)           Return Before Taxes (%)                                             (19.75)         8.09         10.01

     CLASS S (%)           Return Before Taxes (%)                                             (18.09)         9.17         10.98

     S&P 500 INDEX (%)

                           Return Before Taxes (%)                                             (11.88)        10.70         12.93

     LIPPER LARGE-CAP CORE FUNDS INDEX (%)

                           Return Before Taxes (%)                                             (12.83)        (9.59)        11.47



[FOOTNOTE]


(a) PERFORMANCE FOR CLASS B(1) REFLECTS CLASS B PERFORMANCE THROUGH DECEMBER 31, 1998. CLASS B(1) WAS INTRODUCED ON JANUARY 1, 1999.


[END FOOTNOTE]

[GRAPHIC]

UNDERSTANDING VOLATILITY AND PERFORMANCE

The bar chart and table on the opposite page are designed to show two aspects of the fund's track record:

- YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The bar chart includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.


- AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

  Three different measures of average annual total return are shown: (1) Return Before Taxes, (2) Return After Taxes on Distributions (Pre-Liquidation) and
  (3) Return After Taxes on Distributions and Sale of Fund Shares
  (Post-Liquidation). After-tax returns are shown only for Class A shares. The after-tax returns for the other classes will vary.

  Return Before Taxes includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

  Return After Taxes on Distributions includes the effects of fund expenses, applicable federal taxes with respect to distributions and maximum sales charges for Class A shares, and assumes that you continue to hold your shares at the end of the period.

  Return After Taxes on Distributions and Sale of Fund Shares includes the effects of fund expenses, applicable federal taxes with respect to distributions and any gain or loss realized upon sale of your shares and maximum sales charges for Class A shares, and assumes that you sold all of your shares at the end of the period.

  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


  Also included are two independent measures of performance. The S&P 500 (officially, the "S&P 500 Composite Stock Price Index") is an unmanaged index of 500 domestic stocks. The Lipper Large-Cap Core Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index, which is also unmanaged, shows you how well the fund has done compared to competing funds.


  While the fund does not seek to match the returns or volatility of any index, these indices are good indicators of general stock market performance and can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that neither the S&P 500 nor the Lipper index includes the effects of sales charges. Also, even if your stock portfolio were identical to the S&P 500, your returns would always be lower, because that index does not include brokerage or administrative expenses.


  In both the bar chart and the table, the returns shown for the fund include performance from before the creation of certain share classes in 1993. If the returns for Class A, Class B(1), Class B and Class C for periods before 1993 had reflected their current service/distribution (12b-1) fees (as described on page 6), these returns would have been lower.

  Keep in mind that past performance is no guarantee of future results.

                                INVESTOR EXPENSES


                                                                                        CLASS DESCRIPTIONS BEGIN ON PAGE 9
                                                                            --------------------------------------------------------
SHAREHOLDER FEES (% OF OFFERING PRICE)                                        CLASS A   CLASS B(1)    CLASS B       CLASS C  CLASS S
------------------------------------------------------------------------------------------------------------------------------------
                         Maximum front-end sales charge (load)                 5.75(a)        0.00         0.00         0.00    0.00

                         Maximum deferred sales charge (load)                  0.00(a)        5.00         5.00         1.00    0.00

ANNUAL FUND OPERATING EXPENSES (% OF AVERAGE NET ASSETS)                      CLASS A   CLASS B(1)    CLASS B       CLASS C  CLASS S
-----------------------------------------------------------------------------------------------------------------------------------
                         Management fee                                        0.48           0.48         0.48         0.48    0.48

                         Service/distribution (12b-1) fees                     0.30(b)        1.00         1.00         1.00    0.00

                         Other expenses                                        0.33           0.33         0.33         0.33    0.33
                                                                               ----           ----         ----         ----    ----
                         TOTAL ANNUAL FUND OPERATING EXPENSES*                 1.11           1.81         1.81         1.81    0.81
                                                                               ====           ====         ====         ====    ====

                         [FOOTNOTE]

                         * BECAUSE SOME OF THE FUND'S EXPENSES HAVE
                           BEEN REDUCED THROUGH EXPENSE OFFSET ARRANGEMENTS,
                           ACTUAL TOTAL OPERATING EXPENSES FOR THE PRIOR
                           YEAR WERE:                                          1.10           1.80         1.00(C)      1.80   0.80

                         [END FOOTNOTE]

EXAMPLE                                YEAR                                   CLASS A   CLASS B(1)    CLASS B       CLASS C  CLASS S
-----------------------------------------------------------------------------------------------------------------------------------
                                       1                                     $  682    $  684/$184  $  684/$184   $ 284/$184  $   83

                                       3                                     $  908    $  869/$569  $  869/$569   $      569  $  259

                                       5                                     $1,151    $1,180/$980  $1,180/$980   $      980  $  450

                                       10                                    $1,849    $     1,943  $     1,943   $    2,127  $1,002



[FOOTNOTES]


(a) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE PAGE 10.


(b) THE TRUSTEES MAY INCREASE THE CURRENT SERVICE/DISTRIBUTION FEE RATE SHOWN FOR CLASS A SHARES AT ANY TIME, PROVIDED THAT THE FEES DO NOT EXCEED A MAXIMUM OF 0.40%.
(c) REFLECTS WAIVER OF A PORTION OF THE 12b-1 FEES. THE FUND EXPECTS THE WAIVER TO CONTINUE THROUGH THE CURRENT FISCAL YEAR, ALTHOUGH THERE IS NO GUARANTEE THAT IT WILL.



[END FOOTNOTES]

[GRAPHIC]

UNDERSTANDING INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund. The information is based on the fund's most recent fiscal year, and current results may be different.

- SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

- ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

- The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

  When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. When there is only one number, the costs would be the same either way.

  The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.


  Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

                               THE FUND CONTINUED

[GRAPHIC]

INVESTMENT MANAGEMENT


The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of this fund, one of America's first mutual funds. Today the firm has approximately $46 billion in assets under management (as of March 31, 2002), including more than $18 billion in mutual funds.


The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.55% of the first $500 million of average net assets, annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion. The investment manager is a subsidiary of MetLife, Inc.

John T. Wilson has been responsible for the fund's day-to-day portfolio management since July 1996. A senior vice president, he joined the firm in 1996 and has worked as an investment professional since 1990.

                                 YOUR INVESTMENT

[GRAPHIC]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[GRAPHIC]

CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

CLASS A -- FRONT LOAD

- Initial sales charge of 5.75% or less

- Lower sales charges for larger investments; see sales charge schedule at right

- Lower annual expenses than Class B(1) or Class C shares because of lower service/ distribution (12b-1) fee of up to 0.40%

CLASS B(1) -- BACK LOAD

- No initial sales charge

- Deferred sales charge of 5% or less on shares you sell within six years

- Annual service/distribution (12b-1) fee of 1.00%

- Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

- Available only to current Class B shareholders; see page 11 for details

CLASS C -- LEVEL LOAD

- No initial sales charge

- Deferred sales charge of 1%, paid if you sell shares within one year of purchase

- Lower deferred sales charge than Class B(1) shares

- Annual service/distribution (12b-1) fee of 1.00%

- No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

- Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

- No sales charges of any kind

- No service/distribution (12b-1) fees; annual expenses are lower than other share classes'

SALES CHARGES

CLASS A -- FRONT LOAD

WHEN YOU INVEST                         THIS % IS                WHICH EQUALS
THIS AMOUNT                             DEDUCTED                 THIS % OF
                                        FOR SALES                YOUR NET
                                        CHARGES                  INVESTMENT
--------------------------------------------------------------------------------
Up to $50,000                             5.75                      6.10

$50,000 to $100,000                       4.50                      4.71

$100,000 to $250,000                      3.50                      3.63

$250,000 to $500,000                      2.50                      2.56

$500,000 to $1 million                    2.00                      2.04

$1 million or more                                  see below

With Class A shares, you pay a sales charge when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) -- BACK LOAD

                            THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES        AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU      OF SALE, IF LOWER) IS DEDUCTED
BOUGHT THEM                 FROM YOUR PROCEEDS
--------------------------------------------------------------
First year                             5.00

Second year                            4.00

Third year                             3.00

Fourth year                            3.00

Fifth year                             2.00

Sixth year                             1.00

Seventh or eighth year                 None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                           THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES       AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU     OF SALE, IF LOWER) IS DEDUCTED
BOUGHT THEM                FROM YOUR PROCEEDS
--------------------------------------------------------------
First year                             1.00

Second year or later                   None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" below.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS S -- SPECIAL PROGRAMS

Class S shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant-initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.


[SIDEBAR]


[GRAPHIC]

UNDERSTANDING SERVICE/DISTRIBUTION FEES

As noted in the descriptions on pages 10 through 12, all share classes except Class S have an annual service/ distribution fee, also called a 12b-1 fee.


The fund may pay certain service and distribution fees for a class out of fund assets, as allowed under the 12b-1 plan for the class. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.


Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' commissions are calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.


[END SIDEBAR]

[GRAPHIC]

DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, service/distribution (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.


DEALER COMMISSIONS (%)                    CLASS A    CLASS B(1)    CLASS B    CLASS C    CLASS S
--------------------------------------------------------------------------------------------------
Sales commission                         See below     4.00         4.00        1.00       0.00

   Investments up to $50,000               5.00          --           --          --         --

   $50,000 to $100,000                     4.00          --           --          --         --

   $100,000 to $250,000                    3.00          --           --          --         --

   $250,000 to $500,000                    2.00          --           --          --         --

   $500,000 to $1 million                  1.75          --           --          --         --

   $1 million and over(a)

     First $1 million to $3 million        1.00          --           --          --         --

     Next $2 million                       0.75          --           --          --         --

     Next $2 million                       0.50          --           --          --         --

     Amount over $7 million                0.25          --           --          --         --

     Annual fee                            0.25        0.25         0.25        1.00       0.00



[FOOTNOTE]


(a) IF YOUR FINANCIAL PROFESSIONAL DECLINES THIS COMMISSION, THE ONE-YEAR CDSC ON YOUR INVESTMENT IS WAIVED.


[END FOOTNOTE]


BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.

                            BUYING AND SELLING SHARES

[GRAPHIC]

POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

- $1,000 for accounts that use the Investamatic program(a)

- $2,000 for Individual Retirement Accounts(a)

- $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

- $50 for any account


Complete a fund application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.


WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.


[FOOTNOTE]


(a) EXCEPT $500 FOR INDIVIDUAL RETIREMENT ACCOUNTS DURING SPECIAL PROMOTIONAL PERIODS.


[END FOOTNOTE]

                         INSTRUCTIONS FOR BUYING SHARES


[GRAPHIC]

THROUGH A PROFESSIONAL OR PROGRAM   TO OPEN AN ACCOUNT                            TO ADD TO AN ACCOUNT

                                    Consult your financial professional or your   Consult your financial professional or your
                                    program materials.                            program materials.

[GRAPHIC]

BY MAIL                             Make your check payable to "State Street      Fill out an investment slip from an account
                                    Research Funds." Forward the check and your   statement or indicate the fund name and account
                                    application to State Street Research.         number on your check. Make your check payable to
                                                                                  "State Street Research Funds." Forward the check
                                                                                  and slip to State Street Research.

[GRAPHIC]

BY FEDERAL FUNDS WIRE               Call to obtain an account number, and         Call State Street Research to obtain a control
                                    forward your application to State Street      number. Instruct your bank to wire funds to:
                                    Research. Wire funds using the instructions   - State Street Bank and Trust Company, Boston, MA
                                    at right.                                     - ABA: 011000028
                                                                                  - BNF: fund name and share class you want to buy
                                                                                  - AC: 99029761
                                                                                  - OBI: your name and your account number
                                                                                  - Control: the number given to you by State Street
                                                                                    Research

[GRAPHIC]

BY ELECTRONIC FUNDS TRANSFER (ACH)  Verify that your bank is a member of the ACH  Call State Street Research to verify that the
                                    (Automated Clearing House) system. Forward    necessary bank information is on file for your
                                    your application to State Street Research.    account. If it is, you may request a transfer by
                                    Please be sure to include the appropriate     telephone or Internet. If not, please ask State
                                    bank information. Call State Street Research  Street Research to provide you with an EZ Trader
                                    to request a purchase.                        application.

[GRAPHIC]

BY INVESTAMATIC                     Forward your application, with all            Call State Street Research to verify that
                                    appropriate sections completed, to State      Investamatic is in place on your account, or to
                                    Street Research, along with a check for your  request a form to add it. Investments are
                                    initial investment payable to "State Street   automatic once Investamatic is in place.
                                    Research Funds."

[GRAPHIC]

BY EXCHANGE                         Read the prospectus for the fund into which   Read the prospectus for the fund into which you
                                    you are exchanging. Call State Street         are exchanging. Call State Street Research or
                                    Research or visit our web site.               visit our web site.


STATE STREET RESEARCH SERVICE CENTER PO Box 8408, Boston, MA 02266-8408 INTERNET www.ssrfunds.com CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637) (business days 8:00 a.m. - 6:00 p.m., eastern time)

                           YOUR INVESTMENT CONTINUED

[GRAPHIC]

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

- you are selling more than $100,000 worth of shares

- the name or address on the account has changed within the last 30 days

- you want the proceeds to go to a name or address not on the account registration

- you are transferring shares to an account with a different registration or share class

- you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  CORPORATE ACCOUNTS: certified copy of a corporate resolution

  FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.


TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following business day, at that day's closing share price.


WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.


OVERNIGHT DELIVERY A shareholder may request that redemption proceeds be sent by check via overnight delivery. A $10 fee will be deducted from either the shareholder's remaining account balance or from the proceeds of the redemption.


SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                              INSTRUCTIONS FOR SELLING SHARES

                              TO SELL SOME OR ALL OF YOUR SHARES

[GRAPHIC]      THROUGH A      Consult your financial professional or your
               PROFESSIONAL   program materials.
               OR PROGRAM

BY MAIL        [GRAPHIC]      Send a letter of instruction, an endorsed stock
                              power or share certificates (if you hold certificate shares) to State Street Research.
                              Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[GRAPHIC]      BY FEDERAL     Check with State Street Research to make sure that
               FUNDS WIRE     a wire redemption privilege, including a bank
                              designation, is in place on your account. Once this is established, you may place your request to sell shares with State Street Research. Proceeds will be wired to your pre-designated bank account.
                              (See "Wire Transactions" on facing page.)

BY ELECTRONIC  [GRAPHIC]      Check with State Street Research to make sure that
FUNDS TRANSFER                the EZ Trader feature, including a bank
(ACH)                         designation, is in place on your account. Once
                              this is established, you may place your request to sell shares with State Street Research by telephone or Internet. Proceeds will be sent to your pre-designated bank account.


[GRAPHIC]      BY INTERNET    Visit our web site. Certain limitations may apply.


BY TELEPHONE   [GRAPHIC]      As long as the transaction does not require a
                              written request (see facing page), you or your financial professional can sell shares by calling
                              State Street Research. A check will be mailed to your address of record on the following business day.


[GRAPHIC]      BY EXCHANGE    Read the prospectus for the fund into which you
                              are exchanging. Call State Street Research or visit our web site.


BY SYSTEMATIC  [GRAPHIC]
WITHDRAWAL
PLAN                          See plan information on page 21.

                              STATE STREET RESEARCH SERVICE CENTER PO Box 8408, Boston, MA 02266-8408 INTERNET www.ssrfunds.com CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
                              (business days 8:00 a.m. - 6:00 p.m., eastern time)

                            YOUR INVESTMENT CONTINUED

[GRAPHIC]

ACCOUNT POLICIES

TELEPHONE AND INTERNET REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.


You may also use our web site for submitting certain requests over the Internet.


As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee 19(currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:


- In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above


- Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

- All orders to purchase shares are subject to acceptance by the fund

- At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

- The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

- The fund reserves the right to redeem in kind

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

                            YOUR INVESTMENT CONTINUED


[SIDEBAR]


[GRAPHIC]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

- investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

- selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)


[END SIDEBAR]


[GRAPHIC]

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income and net capital gains to shareholders around the end of the fund's fiscal year, which is December 31. To comply with tax regulations, the fund may also be required to pay an additional income or capital gains distribution.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains - in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[GRAPHIC]

INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.


EZ TRADER This service allows you to purchase or sell fund shares by telephone or over the Internet through the ACH (Automated Clearing House) system.


DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.


SYSTEMATIC EXCHANGE This plan allows you to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and any additional funds must meet minimum initial investment requirements.

CALL 1-87-SSR-FUNDS (1-877-773-8637) FOR INFORMATION ON ANY OF THE SERVICES DESCRIBED ABOVE.

                                OTHER INFORMATION

[GRAPHIC]

OTHER SECURITIES AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.


RESTRICTED OR ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.


INTERNATIONAL EXPOSURE Many U.S. companies in which the fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

SHORT-TERM TRADING While the fund ordinarily does not trade securities for short-term profits, it will sell any security at the time it believes best, which may result in short-term trading. Short-term trading can increase the fund's transaction costs and may increase your tax liability if there are capital gains. In addition, foreign securities generally involve higher transaction costs per share traded.


BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.


WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

DEFENSIVE INVESTING The fund may take temporary defensive positions at times to avoid losses in response to adverse market, economic, political or other conditions. At such times, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities. To the extent the fund does this, it is not pursuing its goal.

                              FINANCIAL HIGHLIGHTS


[HEADNOTE]


THESE HIGHLIGHTS ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S PERFORMANCE
OVER THE PAST FIVE YEARS. THE INFORMATION IN THESE TABLES HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, THE FUND'S INDEPENDENT ACCOUNTANTS. THEIR REPORT AND THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURN FIGURES ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.


[END HEADNOTE]



                                                                     CLASS A                               CLASS B(1)
                                                ---------------------------------------------------------------------------------
                                                                                                           YEARS ENDED
                                                            YEARS ENDED DECEMBER 31                        DECEMBER 31
                                                ---------------------------------------------------------------------------------
PER SHARE DATA                                    1997(a)  1998(a)  1999(a)  2000(a) 2001(a)     1999(a)(c)   2000(a)  2001(a)
---------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR ($)             9.07    10.41    12.36    14.01    11.98         12.25     13.79    11.68
                                                 -------- -------- -------- -------- --------      --------  -------- --------
   Net investment income (loss) ($)                 0.10     0.07     0.02    (0.00)   (0.01)        (0.09)    (0.10)   (0.08)

   Net realized and unrealized gain (loss)
   on investments ($)                               2.54     2.89     2.37    (0.78)   (2.20)         2.36     (0.76)   (2.13)
                                                 -------- -------- -------- -------  --------      --------  -------- --------
 TOTAL FROM INVESTMENT OPERATIONS ($)               2.64     2.96     2.39    (0.78)   (2.21)         2.27     (0.86)   (2.21)
                                                 -------- -------- -------- -------- --------      --------  -------- --------
   Dividends from net investment income ($)        (0.10)   (0.06)   (0.01)      --       --            --        --       --

   Distributions from capital gains ($)            (1.20)   (0.95)   (0.73)   (1.25)   (0.07)        (0.73)    (1.25)   (0.07)
                                                 -------- -------- -------- -------- --------      --------  -------- --------
 TOTAL DISTRIBUTIONS ($)                           (1.30)   (1.01)   (0.74)   (1.25)   (0.07)        (0.73)    (1.25)   (0.07)
                                                 -------- -------- -------- -------- --------      --------  -------- --------
 NET ASSET VALUE, END OF YEAR ($)                  10.41    12.36    14.01    11.98     9.70         13.79     11.68     9.40
                                                 ======== ======== ======== ======== ========      ========  ======== ========
 Total return (%)(b)                               28.91    29.12    19.75    (5.90)  (18.44)        18.91     (6.58)  (18.92)

 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------

 Net assets at end of year ($ thousands)         367,759  574,858  802,359  846,485  654,911       298,303   473,407  402,415

 Expense ratio (%)                                  0.76     0.85     0.93     0.94     1.11          1.68      1.66     1.81

 Expense ratio after expense reductions (%)         0.76     0.84     0.92     0.93     1.10          1.67      1.65     1.80

 Ratio of net investment income (loss)
   to average net assets (%)                        0.90     0.63     0.14    (0.02)   (0.06)        (0.68)    (0.73)   (0.76)

 Portfolio turnover rate (%)                       75.21    66.32    71.45    86.64   105.61         71.45     86.64   105.61

                                                               CLASS B                                 CLASS C
                                             ---------------------------------------------------------------------------------------
                                                       YEARS ENDED DECEMBER 31                 YEARS ENDED DECEMBER 31
                                             ---------------------------------------------------------------------------------------
PER SHARE DATA                               1997(a)  1998(a)    1999(a)  2000(a)  2001(a) 1997(a) 1998(a) 1999(a) 2000(a) 2001(a)
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR ($)         9.03    10.34      12.25    13.80    11.75    9.05   10.38   12.29   13.83   11.72
                                             -------- -------- ---------- -------- -------- ------- ------- ------- ------- -------
   Net investment income (loss) ($)             0.02    (0.01)     (0.06)   (0.04)   (0.04)   0.02   (0.01)  (0.08)  (0.10)  (0.08)

   Net realized and unrealized gain (loss) on
   investments ($)                              2.51     2.87       2.34    (0.76)   (2.16)   2.53    2.87    2.35   (0.76)  (2.14)
                                             -------- -------- ---------- -------  -------- ------- ------- ------- ------- -------
 TOTAL FROM INVESTMENT OPERATIONS ($)           2.53     2.86       2.28    (0.80)   (2.20)   2.55    2.86    2.27   (0.86)  (2.22)
                                             -------- -------- ---------- -------- -------- ------- ------- ------- ------- -------
   Dividend from net investment income ($)     (0.02)      --         --       --       --   (0.02)     --      --      --      --

   Distributions from capital gains ($)        (1.20)   (0.95)     (0.73)   (1.25)   (0.07)  (1.20)  (0.95)  (0.73)  (1.25)  (0.07)
                                             -------- -------- ---------- -------- -------- ------- ------- ------- ------- -------
 TOTAL DISTRIBUTIONS ($)                       (1.22)   (0.95)     (0.73)   (1.25)   (0.07)  (1.22)  (0.95)  (0.73)  (1.25)  (0.07)
                                             -------- -------- ---------- -------- -------- ------- ------- ------- ------- -------
 NET ASSET VALUE, END OF YEAR ($)              10.34    12.25      13.80    11.75     9.48   10.38   12.29   13.83   11.72    9.43
                                             ======== ======== ========== ======== ======== ======= ======= ======= ======= =======
 Total return (%)(b)                           27.80    28.26      18.99    (6.14)  (18.72)  27.93   28.15   18.85   (6.56) (18.94)

 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------

 Net assets at end of year ($ thousands)     558,568  944,388  1,070,608  887,018  549,661  36,290  55,263  90,977  92,373  64,297

 Expense ratio (%)                              1.51     1.60       1.54     1.23     1.49    1.51    1.60    1.68    1.66    1.81

 Expense ratio after expense reductions (%)     1.51     1.59       1.53     1.22     1.48    1.51    1.59    1.67    1.65    1.80

 Ratio of net investment income (loss) to
  average net assets (%)                        0.15    (0.12)     (0.46)   (0.31)   (0.43)   0.15   (0.13)  (0.62)  (0.73)  (0.76)

 Portfolio turnover rate (%)                   75.21    66.32      71.45    86.64   105.61   75.21   66.32   71.45   86.64  105.61


[FOOTNOTES]


(a) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.


(b) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES.


(c) JANUARY 1, 1999 (COMMENCEMENT OF SHARE CLASS) TO DECEMBER 31, 1999.


[END FOOTNOTES]

                                                                                         CLASS S
                                                      -----------------------------------------------------------------------
                                                                               YEARS ENDED DECEMBER 31
                                                      -----------------------------------------------------------------------
PER SHARE DATA                                         1997(a)        1998(a)       1999(a)        2000(a)        2001(a)
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR ($)                  9.11          10.45         12.42         14.10           12.10
                                                      --------     ----------    ----------    ----------        --------
   Net investment income ($)                             0.12           0.10          0.05          0.04            0.03

   Net realized and unrealized gain (loss) on
     investments ($)                                     2.54           2.91          2.38         (0.79)          (2.22)
                                                      --------     ----------    ----------    ----------        --------
 TOTAL FROM INVESTMENT OPERATIONS ($)                    2.66           3.01          2.43         (0.75)          (2.19)

   Dividends from net investment income ($)             (0.12)         (0.09)        (0.02)         0.00             --

   Distributions from capital gains ($)                 (1.20)         (0.95)        (0.73)        (1.25)          (0.07)
                                                      --------     ----------    ----------    ----------        --------
 TOTAL DISTRIBUTIONS ($)                                (1.32)         (1.04)        (0.75)        (1.25)          (0.07)
                                                      --------     ----------    ----------    ----------        --------
 NET ASSET VALUE, END OF YEAR ($)                       10.45          12.42         14.10         12.10            9.84
                                                      ========     ==========    ==========    ==========        ========
 Total return (%)(b)                                    29.08          29.51         20.01         (5.64)         (18.09)

 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------

 Net assets at end of year ($thousands)               883,276      1,030,011     1,157,727     1,006,378         753,064

 Expense ratio (%)                                       0.51           0.60          0.68          0.66            0.81

 Expense ratio after expense reductions (%)              0.51           0.59          0.67          0.65            0.80

 Ratio of net investment income to average net
   assets (%)                                            1.17           0.88          0.39          0.26            0.24

 Portfolio turnover rate (%)                            75.21          66.32         71.45         86.64          105.61


[FOOTNOTES]


(a) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(b) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES.


[END FOOTNOTES]

                               BOARD OF TRUSTEES

[GRAPHIC]


The Board of Trustees is responsible for supervising the operation of the fund. It establishes the fund's major policies, reviews investments, and provides guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.


RICHARD S. DAVIS
CHAIRMAN OF THE BOARD, PRESIDENT AND
CHIEF EXECUTIVE OFFICER,
State Street Research & Management
Company

BRUCE R. BOND
FORMER CHAIRMAN OF THE BOARD,
CHIEF EXECUTIVE OFFICER AND PRESIDENT,
PictureTel Corporation

STEVE A. GARBAN
FORMER SENIOR VICE PRESIDENT FOR FINANCE
AND OPERATIONS AND TREASURER,
The Pennsylvania State University

DEAN O. MORTON
FORMER EXECUTIVE VICE PRESIDENT,
CHIEF OPERATING OFFICER AND DIRECTOR,
Hewlett-Packard Company

SUSAN M. PHILLIPS
DEAN, School of Business and Public Management, George Washington
University; FORMER MEMBER of the Board of Governors of the Federal Reserve System and CHAIRMAN and COMMISSIONER of the Commodity Futures Trading Commission

TOBY ROSENBLATT
PRESIDENT, Founders Investments Ltd.


MICHAEL S. SCOTT MORTON
JAY W. FORRESTER PROFESSOR OF
MANAGEMENT, Sloan School of
Management, Massachusetts
Institute of Technology

JAMES M. STOREY
ATTORNEY; FORMER PARTNER,
Dechert

                                      NOTES

                                      NOTES

                           FOR ADDITIONAL INFORMATION

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

TICKER SYMBOLS

 Class A                         SITAX

 Class B(1)                      SITPX

 Class B                         SITBX

 Class C                         SITDX

 Class S                         STSTX

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

IF YOU HAVE QUESTIONS ABOUT THE FUND OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH OR YOUR FINANCIAL PROFESSIONAL.

[GRAPHIC]

[STATE STREET RESEARCH LOGO]

Service Center
P.O. Box 8408, Boston, MA 02266-8408
Telephone: 1-87-SSR-FUNDS
(1-877-773-8637)
Internet: www.ssrfunds.com

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102.

     PROSPECTUS
----------------

                                                                    IT-1696-0502

     SEC File Number: 811-84                   Control Number: (exp0503)SSR-LD26

[Graphic of Clock]

[STATE STREET RESEARCH LOGO]


EQUITY INDEX FUND

PROSPECTUS - May 1, 2002

A STOCK FUND THAT CLOSELY TRACKS
THE S&P 500 INDEX.

THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS.

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS WILL ALSO BE AVAILABLE IN SPANISH IN JUNE BY CALLING THE STATE STREET RESEARCH SERVICE CENTER AT 1-888-638-3193.

CONTENTS


 2        THE FUND

 2        Goal and Strategies
 4        Principal Risks
 6        Volatility and Performance
 8        Investor Expenses
10        Investment Management and Administration

11        YOUR INVESTMENT

11        Opening an Account
11        Choosing a Share Class
12        Sales Charges
15        Dealer Compensation
16        Buying and Selling Shares
20        Account Policies
22        Distributions and Taxes
23        Investor Services

24        OTHER INFORMATION

24        Other Securities and Risks
26        Financial Highlights
27        Board of Trustees

Back Cover FOR ADDITIONAL INFORMATION

                                    THE FUND

[Chess Piece]

GOAL AND STRATEGIES

GOAL The fund seeks to match as closely as possible, before expenses, the performance of the S&P 500 Composite Stock Price Index(a) (the "S&P 500 Index").


PRINCIPAL STRATEGIES The fund invests substantially all of its investable assets in another, separate mutual fund with the same investment objective as the fund:
State Street Equity 500 Index Portfolio ("Portfolio"), a portfolio of State Street Master Funds ("SSMF") (the Portfolio and SSMF are not related to the fund).


The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund uses a "passive" or "indexing" investment approach and attempts to match, before expenses, the performance of the S&P 500 Index. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States.

Because the fund currently invests exclusively in the shares of the Portfolio, the fund has adopted substantially all of the Portfolio's investment policies as set forth in this prospectus.

The Portfolio seeks a correlation of 0.95 or better between its performance and the performance of the index (1.00 would represent perfect correlation). The Portfolio intends to invest in all 500 stocks comprising the index in proportion to their weightings in the index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Portfolio may purchase a sample of the stocks in the index in proportions expected to match generally the performance of the index as a whole. In addition, from time to time, stocks are added to or removed from the index. The Portfolio may sell stocks that are represented in the index, or purchase stocks that are not yet represented in the index, in anticipation of their removal from or addition to the index.


[FOOTNOTE]

(a) "STANDARD & POOR'S(R)", "S&P", "S&P 500","STANDARD & POOR'S 500" AND "500" ARE TRADEMARKS OF THE McGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY THE PORTFOLIO AND THE FUND. NEITHER THE PORTFOLIO NOR THE FUND IS SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P, AND S&P MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PORTFOLIO OR FUND.

[END FOOTNOTE]

The Portfolio may at times purchase or sell futures contracts on the index, or options on those futures, in lieu of investment directly in the stocks making up the index. The Portfolio might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the index. Alternatively, the Portfolio might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Portfolio may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Portfolio. The Portfolio may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the index.

For more information about the fund's investments and practices, see page 22.


[SIDEBAR]


[Magnifying Glass]

WHO MAY WANT TO INVEST

State Street Research Equity Index Fund is designed for investors who seek one or more of the following:

- a fund that invests primarily in large capitalization companies

- a fund that is broadly diversified

- efficient participation in the stock market

- a stock fund for a long-term goal

The fund is NOT appropriate for investors who:

- want to avoid high volatility or possible losses

- are making short-term investments

- are investing emergency reserve money

- are seeking regular income


[END SIDEBAR]

[Stop Sign]

PRINCIPAL RISKS

Because the Portfolio invests primarily in stocks, the fund's major risks are those of stock investing, including sudden and unpredictable drops in value and the potential for periods of lackluster or negative performance.

Because the S&P 500 Index includes mainly large U.S. companies, the Portfolio's investments consist mainly of stocks of large U.S. companies. Returns on investments in stocks of large U.S. companies could trail the returns on investments in stocks of smaller companies.

The return of the fund and the Portfolio may not match the return of the index for a number of reasons. For example, the fund and the Portfolio incur a number of operating expenses not applicable to the index. The Portfolio also incurs costs in buying and selling securities. The fund or the Portfolio may not be fully invested at times, either as a result of cash flows into the fund or reserves of cash held by the fund to meet redemptions. The return on the sample of stocks purchased by the Portfolio, or futures or other derivative positions taken by the Portfolio, to replicate the performance of the index, may not correlate precisely with the return on the index.

The fund's goal, investment strategies, and most other investment policies may be changed without shareholder approval.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.


INFORMATION ON OTHER SECURITIES AND RISKS APPEARS ON PAGE 24.


A "SNAPSHOT" OF THE FUND'S INVESTMENTS MAY BE FOUND IN THE CURRENT ANNUAL OR SEMIANNUAL REPORT (SEE BACK COVER).

[SIDEBAR]

[Magnifying Glass]

EQUITY INDEX INVESTING

By investing in a fund that invests in the companies that comprise a particular index, a so-called index fund, investors can obtain performance which is similar to the performance of the index. Index funds provide investors with an efficient means of obtaining the performance of a particular index without having to invest in all of the securities that make up the index.

An index of securities is not managed. An index is a list of companies compiled by its sponsors to reflect the performance of a market, an industry or other group of companies based on a broad or narrow set of characteristics as defined by the sponsors. Generally, companies are included in a broad-based index to reflect general movements in a large market.

The S&P 500 Index is a well-known stock market index that includes the common stocks of 500 companies. Most of the stocks are listed on the New York Stock Exchange, Inc. (the "NYSE"). Stocks in the S&P 500 Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 Index generally have the largest market value within their respective industries. The composition of the S&P 500 Index is determined by Standard & Poor's(R) and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.


[END SIDEBAR]

                           VOLATILITY AND PERFORMANCE

[CHART]


YEAR-BY-YEAR TOTAL RETURN (CLASS A)



YEARS ENDED DECEMBER 31
2001                            (12.74)



             BEST QUARTER: fourth quarter 2001, up 10.20%

             WORST QUARTER: third quarter 2001, down 14.50%

             RETURN FROM 1/1/02 TO 3/31/02 (NOT ANNUALIZED): UP 0.18%



                                                   AS OF DECEMBER 31, 2001
                                                -----------------------------
AVERAGE ANNUAL TOTAL RETURN
(AT MAXIMUM APPLICABLE SALES CHARGE)+            1 YEAR        SINCE INCEPTION*
--------------------------------------------------------------------------------
 Class A (%)                                     (12.74)            (18.16)

 S&P 500 Index (%)                               (11.88)            (17.84)



[FOOTNOTES]

+ CURRENTLY, CLASS A SHARES ARE ONLY AVAILABLE TO CERTAIN RETIREMENT PLANS AND
  NO FRONT-END SALES CHARGE APPLIES. SALES CHARGES OF UP TO 5.75% CAN APPLY IF CLASS A SHARES ARE MADE AVAILABLE TO OTHER INVESTORS.
* SINCE INCEPTION (9/5/00)

[END FOOTNOTES]

[Magnifying Glass]


UNDERSTANDING VOLATILITY AND PERFORMANCE

The bar chart and table on the opposite page are designed to show two aspects of the fund's track record:

- YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years (of course, the chart is less meaningful for a new fund such as this one). In general, funds with higher average annual total returns will also have higher volatility. The bar chart includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

- AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

  Also included is an independent measure of performance. The S&P 500 (officially, the "S&P 500 Composite Stock Price Index"), is an unmanaged Index of 500 domestic stocks.

  While the fund does not seek to match the returns or the volatility of the S&P 500, this index is a good indicator of general stock market performance and can be used as a rough guide when gauging the return of this and other investments. When making comparisons, keep in mind that the S&P 500 does not include the effect of sales charges. Also, even if your portfolio were identical to the S&P 500, your returns would always be lower, because the S&P 500 does not include transaction and administrative expenses.

  Also, the returns in both the bar chart and the table would have been lower if the distributor and its affiliates had not voluntarily reduced the fund's expenses.

  Keep in mind that past performance is no guarantee of future results.

                                INVESTOR EXPENSES


                                                                                       CLASS DESCRIPTIONS BEGIN ON PAGE 9
                                                                               -----------------------------------------------------
SHAREHOLDER FEES (% OF OFFERING PRICE)                                            CLASS A   CLASS B(1)   CLASS B   CLASS C   CLASS S
------------------------------------------------------------------------------------------------------------------------------------
                                      Maximum front-end sales charge (load)         0.00(a)      0.00       0.00       0.00    0.00

                                      Maximum deferred sales charge (load)          0.00(a)      5.00       5.00       1.00    0.00

ANNUAL FUND OPERATING EXPENSES (% OF AVERAGE NET ASSETS)                          CLASS A   CLASS B(1)   CLASS B   CLASS C   CLASS S
------------------------------------------------------------------------------------------------------------------------------------
                                      Management fee(b)                            0.045        0.045      0.045      0.045   0.045

                                      Administrative fee                           0.250        0.250      0.250      0.250   0.250

                                      Service/distribution (12b-1) fees            0.250(c)     1.000      1.000      1.000   0.000

                                      Other expenses(d)                            1.480        1.480      1.480      1.480   1.480

                                      TOTAL ANNUAL FUND OPERATING EXPENSES*        2.025        2.775      2.775      2.775   1.775

                                      [FOOTNOTES]

                                      * BECAUSE THE FUND'S EXPENSES HAVE BEEN
                                        SUBSIDIZED AND REDUCED THROUGH EXPENSE
                                        OFFSET ARRANGEMENTS, ACTUAL TOTAL
                                        OPERATING EXPENSES FOR THE PERIOD WERE:     0.60         1.35       1.35       1.35    0.35

                                      THE FUND EXPECTS THE EXPENSE SUBSIDY TO
                                      CONTINUE THROUGH THE CURRENT FISCAL YEAR,
                                      ALTHOUGH THERE IS NO GUARANTEE THAT IT
                                      WILL.(e)

                                      [END FOOTNOTES]

EXAMPLE                               YEAR                                CLASS A    CLASS B(1)     CLASS B     CLASS C     CLASS S
-----------------------------------------------------------------------------------------------------------------------------------
                                      1                                     $206      $781/$281     $781/$281   $381/$281     $180

                                      3                                     $635    $1,161/$861   $1,161/$861      $861       $559



[FOOTNOTES]

(a) CURRENTLY, CLASS A SHARES ARE ONLY AVAILABLE TO CERTAIN RETIREMENT PLANS AND NO FRONT-END SALES CHARGES APPLY. SALES CHARGES OF UP TO 5.75% CAN APPLY IF CLASS A SHARES ARE MADE AVAILABLE TO OTHER INVESTORS.

(b) THE MANAGEMENT FEE INCLUDES 0.045% PAID BY THE PORTFOLIO OF STATE STREET MASTER FUNDS TO SSgA FUNDS MANAGEMENT, INC., AS THE PORTFOLIO'S INVESTMENT ADVISER, AND TO STATE STREET BANK AND TRUST COMPANY FOR SERVICES AS ADMINISTRATOR AND CUSTODIAN (AND FOR ASSUMING CERTAIN ORDINARY OPERATING EXPENSES). A MANAGEMENT FEE OF 0.25% ALSO APPLIES TO ASSETS MANAGED DIRECTLY BY THE INVESTMENT MANAGER. CURRENTLY, HOWEVER, THE FUND INVESTS EXCLUSIVELY IN THE PORTFOLIO AND NO MANAGEMENT FEE IS PAID TO THE INVESTMENT MANAGER.

(c) THE TRUSTEES MAY INCREASE THE CURRENT SERVICE/DISTRIBUTION FEE RATE SHOWN FOR CLASS A SHARES AT ANY TIME, PROVIDED THAT THE FEES DO NOT EXCEED A MAXIMUM OF 0.40%.

(d) THE TABLE REFLECTS THE EXPENSES OF BOTH THE FUND AND THE PORTFOLIO.

(e) THE DISTRIBUTOR HAS VOLUNTARILY UNDERTAKEN TO PAY CERTAIN FUND EXPENSES. IT HAS DONE THIS TO ASSIST THE FUND IN ACHIEVING THE ACTUAL TOTAL OPERATING EXPENSE RATIO SHOWN, AS SET BY THE DISTRIBUTOR AND BOARD OF TRUSTEES FROM TIME TO TIME. IN THE FUTURE, THE DISTRIBUTOR MAY SEEK REPAYMENT OF SUCH EXPENSES FROM THE FUND (AS LONG AS THESE PAYMENTS DO NOT CAUSE THE FUND'S EXPENSES TO EXCEED CERTAIN LIMITS).

[END FOOTNOTES]

[Magnifying Glass]

UNDERSTANDING INVESTOR EXPENSES


The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund. The information is based on the fund's most recent fiscal year end, and current results may be different:


- SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

- ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

- The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges.

  When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. When there is only one number, the costs would be the same either way.


  The figures in the example assume full annual expenses, and would be lower if they reflected the various expense reductions that may have been taken.


  Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

[Thinker]

INVESTMENT MANAGEMENT AND ADMINISTRATION


The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has approximately $46 billion in assets under management (as of March 31, 2002), including more than $18 billion in mutual funds. The investment manager is a subsidiary of MetLife, Inc.


The fund may pay a management fee of 0.25% annually on assets managed directly by the investment manager. Currently, however, the fund invests exclusively in the Portfolio and no management fee is paid to the investment manager.

The Portfolio is a series of State Street Master Funds. The Portfolio is managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corporation ("SSC") and an affiliate of State Street Bank and Trust Company ("SS Bank"). Neither State Street Master Funds, SSgA, SSC nor SS Bank is an affiliate of the fund or the investment manager. For its services to the Portfolio as investment adviser, and SS Bank's services as administrator and custodian (and for assuming certain ordinary operating expenses), SSgA receives an advisory fee of 0.045% of the Portfolio's average daily net assets.

The fund's investment manager is also entitled to a general administration fee of 0.25% of the fund's average daily net assets for administrative services provided to the fund.

                                 YOUR INVESTMENT

[Key]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[Checklist]

CHOOSING A SHARE CLASS

AT THE PRESENT TIME, ONLY CLASS A SHARES OF THE FUND ARE AVAILABLE FOR INVESTMENT, AND THEY MAY BE ACQUIRED ONLY THROUGH PURCHASES AND EXCHANGES FOR
(a) RETIREMENT PLAN ACCOUNTS WITH MINIMUM ASSETS OF $500,000 THAT HAVE ADOPTED A STATE STREET RESEARCH PROTOTYPE RETIREMENT PLAN OR (b) TAFT-HARTLEY RETIREMENT PLANS. THE AVAILABILITY OF SHARES IS SUBJECT TO CHANGE AT ANY TIME. FOR DETAILS, CONTACT THE DISTRIBUTOR.

The fund is permitted to offer four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund may also offer Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds.

CLASS A -- FRONT LOAD

- Initial sales charge of 5.75% or less; no sales charges apply to certain retirement plans

- Lower sales charges for larger investments; see sales charge schedule at right

- Lower annual expenses than Class B(1) or Class C shares because of lower service/distribution (12b-1) fee of up to 0.40%

CLASS B(1) -- BACK LOAD

- No initial sales charge

- Deferred sales charge of 5% or less on shares you sell within six years

- Annual service/distribution (12b-1) fee of 1.00%

- Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B -- BACK LOAD

- Available only to current Class B shareholders; see page 11 for details

CLASS C -- LEVEL LOAD

- No initial sales charge

- Deferred sales charge of 1%, paid if you sell shares within one year of purchase

- Lower deferred sales charge than Class B(1) shares

- Annual service/distribution (12b-1) fee of 1.00%

- No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

- Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

- No sales charges of any kind

- No service/distribution (12b-1) fees; annual expenses are lower than other share classes'

SALES CHARGES

CLASS A -- FRONT LOAD

 WHEN YOU INVEST           THIS % IS        WHICH EQUALS
 THIS AMOUNT               DEDUCTED         THIS % OF
                           FOR SALES        YOUR NET
                           CHARGES          INVESTMENT
------------------------------------------------------
 Up to $50,000               5.75              6.10
 $50,000 to $100,000         4.50              4.71
 $100,000 to $250,000        3.50              3.63
 $250,000 to $500,000        2.50              2.56
 $500,000 to $1 million      2.00              2.04
 $1 million or more          see below

With Class A shares, you pay a sales charge when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of up to 1% if you sell any shares within one year of purchasing them. See "Other CDSC Policies" on page 12.

Class A shares are currently offered with no sales charges through certain retirement plans and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B(1) -- BACK LOAD

                               THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES           AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU         OF SALE, IF LOWER) IS DEDUCTED
BOUGHT THEM                    FROM YOUR PROCEEDS
-------------------------------------------------------------
First year                              5.00

Second year                             4.00

Third year                              3.00

Fourth year                             3.00

Fifth year                              2.00

Sixth year                              1.00

Seventh or eighth year                  None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                                THIS % OF NET ASSET VALUE
WHEN YOU SELL SHARES            AT THE TIME OF PURCHASE (OR
IN THIS YEAR AFTER YOU          OF SALE, IF LOWER) IS DEDUCTED
BOUGHT THEM                     FROM YOUR PROCEEDS
--------------------------------------------------------------
First year                                 1.00

Second year or later                       None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. See "Other CDSC Policies" below.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS S -- SPECIAL PROGRAMS

Class S shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or of sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant-initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.


[SIDEBAR]


[Magnifying Glass]

UNDERSTANDING SERVICE/DISTRIBUTION FEES

As noted in the descriptions on pages 10 through 12, all share classes except Class S have an annual service/distribution fee, also called a 12b-1 fee.

The fund may pay certain service and distribution fees for a class, as allowed under the 12b-1 plan for the class. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fees are used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' commissions are calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.


[END SIDEBAR]

[Check]

DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions, annual fees and other compensation. These are paid by the fund's distributor, using money from sales charges, service/distribution (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

DEALER COMMISSIONS (%)                  CLASS A         CLASS B(1)     CLASS B     CLASS C     CLASS S
------------------------------------------------------------------------------------------------------
Sales commission                       see below           4.00          4.00        1.00        0.00
    Investments up to $50,000             5.00               --            --          --          --
    $50,000 TO $100,000                   4.00               --            --          --          --
    $100,000 to $250,000                  3.00               --            --          --          --
    $250,000 to $500,000                  2.00               --            --          --          --
    $500,000 to $1 million                1.75               --            --          --          --
    $1 million and over(a)
      First $1 million to 3 million       1.00               --            --          --          --
      Next $2 million                     0.75               --            --          --          --
      Next $2 million                     0.50               --            --          --          --
      Amount over $7 million              0.25               --            --          --          --
Annual fee                                0.25             0.25          0.25        1.00        0.00

BROKERS FOR PORTFOLIO TRADES
When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider the sale of shares of the State Street Research funds by the broker.


[FOOTNOTE]


(a) IF YOUR FINANCIAL PROFESSIONAL DECLINES THIS COMMISSION, THE ONE-YEAR CDSC ON YOUR INVESTMENT IS WAIVED.


[END FOOTNOTE]

[SIDEBAR]


NOTE: THE FOLLOWING INFORMATION ON BUYING AND SELLING SHARES DOES NOT APPLY TO CERTAIN RETIREMENT PLANS.

PARTICIPANTS IN 401(k) AND OTHER PLANS SHOULD CONSULT WITH THE APPROPRIATE PERSON AT THEIR EMPLOYER OR REFER TO THEIR PLAN MATERIALS.

FOR MORE INFORMATION OR ASSISTANCE, CALL TOLL-FREE 1-87-SSR-FUNDS
(1-877-773-8637).


[END SIDEBAR]



                            BUYING AND SELLING SHARES

[Cash Register]

POLICIES FOR BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

- $1,000 for accounts that use the Investamatic program(a)

- $2,000 for Individual Retirement Accounts(a)

- $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

- $50 for any account


Complete a fund application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the next day the fund is open for regular business, at that day's closing share price.


WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

(a) EXCEPT $500 FOR INDIVIDUAL RETIREMENT ACCOUNTS DURING SPECIAL PROMOTIONAL PERIODS.

                         INSTRUCTIONS FOR BUYING SHARES


                            TO OPEN AN ACCOUNT                                TO ADD AN ACCOUNT

[Briefcase]

THROUGH A PROFESSIONAL OR   Consult your financial professional or your       Consult your financial professional or your program
PROGRAM                     program materials.                                materials.

[Mailbox]

BY MAIL                     Make your check payable to "State Street          Fill out an investment slip from an account statement,
                            Research Funds." Forward the check and your       or indicate the fund name and account number on your
                            application to State Street Research.             check. Make your check payable to "State Street
                                                                              Research Funds." Forward the check and slip to State
                                                                              Street Research.

[Capital Building]

BY FEDERAL FUNDS WIRE       Call to obtain an account number and forward      Call State Street Research to obtain a control number.
                            your application to State Street Research. Wire   Instruct your bank to wire funds to:
                            funds using the instructions at right.            - State Street Bank and Trust Company, Boston, MA
                                                                              - ABA: 011000028
                                                                              - BNF: fund name and share class you want to buy
                                                                              - AC: 99029761
                                                                              - OBI: your name AND your account number
                                                                              - Control: the number given to you by State Street
                                                                                Research

[Plug]

BY ELECTRONIC FUNDS         Verify that your bank is a member of the ACH      Call State Street Research to verify that the
TRANSFER (ACH)              (Automated Clearing House) system. Forward your   necessary bank information is on file for your
                            application to State Street Research. Please be   account. If it is, you may request a transfer by
                            sure to include the appropriate bank              telephone or Internet. If not, please ask State Street
                            information. Call State Street Research to        Research to provide you with an EZ Trader application.
                            request a purchase.

[Calendar]

BY INVESTAMATIC             Forward your application, with all appropriate    Call State Street Research to verify that Investamatic
                            sections completed, to State Street Research,     is in place on your account, or to request a form to
                            along with a check for your initial investment    add it. Investments are automatic once Investamatic is
                            payable to "State Street Research Funds."         in place.

[Arrows Going in
Opposite Directions]

BY EXCHANGE                 Read the prospectus for the fund into which you   Read the prospectus for the fund into which you are
                            are exchanging. Call State Street Research or     exchanging. Call State Street Research or visit our
                            visit our web site.                               web site.


STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408 INTERNET www.ssrfunds.com
CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
                (BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

[Cash Register]

POLICIES FOR SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

- you are selling more than $100,000 worth of shares

- the name or address on the account has changed within the last 30 days

- you want the proceeds to go to a name or address not on the account registration

- you are transferring shares to an account with a different registration or share class

- you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

  CORPORATE ACCOUNTS: certified copy of a corporate resolution

  FIDUCIARY ACCOUNTS: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.


TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following business day, at that day's closing share price.


WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.


OVERNIGHT DELIVERY A shareholder may request that redemption proceeds be sent by check via overnight delivery. A $10 fee will be deducted from either the shareholder's remaining account balance or from the proceeds of the redemption.


SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         INSTRUCTIONS FOR SELLING SHARES


                            TO SELL SOME OR ALL OF YOUR SHARES
[Briefcase]

THROUGH A PROFESSIONAL      Consult your financial professional or your program
OR PROGRAM                  materials.

[Mailbox]

BY MAIL Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).

[Capital Building]

BY FEDERAL FUNDS WIRE       Check with State Street Research to make sure that a
                            wire redemption privilege, including a bank
                            designation, is in place on your account. Once this
                            is established, you may place your request to sell
                            shares with State Street Research. Proceeds will be
                            wired to your pre-designated bank account. (See
                            "Wire Transactions" on facing page.)

[Plug]

BY ELECTRONIC FUNDS         Check with State Street Research to make sure that
TRANSFER (ACH)              the EZ Trader feature, including a bank designation,
                            is in place on your account. Once this is
                            established, you may place your request to sell
                            shares with State Street Research by telephone or
                            Internet. Proceeds will be sent to your
                            pre-designated bank account.

[Computer]

BY INTERNET                 Visit our web site. Certain limitations may apply.

[Telephone]

BY TELEPHONE                As long as the transaction does not require a
                            written request (see facing page), you or your
                            financial professional can sell shares by calling
                            State Street Research. A check will be mailed to
                            your address of record on the following business
                            day.

[Arrows Going in
Opposite Directions]

BY EXCHANGE                 Read the prospectus for the fund into which you are
                            exchanging. Call State Street Research or visit our
                            web site.

[Calendar]

BY SYSTEMATIC WITHDRAWAL    See plan information on page 21.
PLAN


STATE STREET RESEARCH SERVICE CENTER PO BOX 8408, BOSTON, MA 02266-8408 INTERNET www.ssrfunds.com
CALL TOLL-FREE: 1-87-SSR-FUNDS (1-877-773-8637)
                (BUSINESS DAYS 8:00 A.M. - 6:00 P.M., EASTERN TIME)

[Policies]

ACCOUNT POLICIES

TELEPHONE AND INTERNET REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges or redemptions on your account. For your protection, all telephone calls are recorded.


You may also use our web site for submitting certain requests over the Internet.


As long as State Street Research takes certain measures to authenticate requests over the telephone or Internet for your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. Similarly, you may choose not to use the Internet for your account. The fund may suspend or eliminate the telephone or Internet privileges at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAV) every business day at the close of regular trading on the New York Stock Exchange (but not later than 4:00 p.m. eastern time). NAV is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

- In response to unusual market, political or other conditions, the fund may open for business and calculate its net asset value on days and at times that are different than described above


- Requirements for initial or additional investments, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs may be changed from time to time without further notice or supplement to this prospectus

- All orders to purchase shares are subject to acceptance by the fund

- At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

- The fund may delay sending you redemption proceeds for up to seven days, or longer if permitted by the SEC

- The fund reserves the right to redeem in kind

- To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

["Uncle Sam"]

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income and net capital gains to shareholders around the end of the fund's fiscal year, which is December 31. To comply with tax regulations, the fund may also be required to pay an additional income dividend or capital gains distribution.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.


[SIDEBAR]


[Magnifying Glass]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

- investing a large amount in the fund close to the end of its fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

- selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss in the current year)


[END SIDEBAR]

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[Hands]

INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares by telephone or over the Internet through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.


SYSTEMATIC EXCHANGE This plan allows you to systematically exchange money from one fund to up to four other funds. A minimum of $10,000 in the initial fund is required and any additional funds must meet minimum initial investment requirements.


CALL 1-87-SSR-FUNDS (1-877-773-8637) FOR INFORMATION ON ANY OF THE SERVICES DESCRIBED ABOVE.

                                OTHER INFORMATION

[Policies]

OTHER SECURITIES AND RISKS

The securities held by the Portfolio and its investment practices offer certain opportunities and carry various risks. Major investment and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

INDEX FUTURES CONTRACTS AND RELATED OPTIONS The Portfolio buys and sells futures contracts on the index and options on those futures contracts. An "index futures" contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index future or option transaction, the Portfolio realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts on the index will not correlate precisely with changes in the value of the index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Portfolio and the return of the index. In addition, the Portfolio incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. These costs typically have the effect of reducing the correlation between the return of the portfolio and the return of the index.

OTHER DERIVATIVE TRANSACTIONS The Portfolio may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under "Index Futures Contracts and Related Options." In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Portfolio's ability to realize any investment return on such transactions may be dependent on the counterparty's ability or willingness to meet its obligations.

REPURCHASE AGREEMENTS AND SECURITIES LOANS The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the portfolio lends Portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although SSgA will monitor these transactions to ensure that they will be fully collateralized at all times, the Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

MASTER-FEEDER STRUCTURE The fund is a "feeder" fund and the Portfolio is a "master" fund, each part of a master-feeder fund structure. In a master-feeder fund structure, the feeder fund invests all of its investable assets in shares of a master fund with the same investment objective. The master fund purchases the securities for investment.

The fund may withdraw its entire investment in the Portfolio at any time if it is in the best interest of the fund and its shareholders to do so. If the fund withdraws its entire investment in the Portfolio, the fund's assets will be invested according to its investment policies and restrictions, which may include investment in another master fund.

                              FINANCIAL HIGHLIGHTS


[HEADNOTE]


THESE HIGHLIGHTS ARE INTENDED TO HELP YOU UNDERSTAND THE FUND'S PERFORMANCE SINCE ITS INCEPTION. THE INFORMATION IN THESE TABLES HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, THE FUND'S INDEPENDENT ACCOUNTANTS. THEIR REPORT AND THE FUND'S FINANCIAL STATEMENTS ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH IS AVAILABLE UPON REQUEST. TOTAL RETURN FIGURES ASSUME REINVESTMENT OF ALL DISTRIBUTIONS.


[END HEADNOTE]



                                                                             CLASS A
                                                ----------------------------------------------------------------
                                                                                      YEAR ENDED
PER SHARE DATA                                                  2000(a)(b)(f)   DECEMBER 31, 2001(b)(f)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                              10.00                8.79

   Net investment income ($)*                                        0.02                0.06

   Net realized and unrealized loss
   on investments ($)                                               (1.23)              (1.18)

TOTAL FROM INVESTMENT OPERATIONS ($)                                (1.21)              (1.12)

NET ASSET VALUE, END OF YEAR ($)                                     8.79                7.67

Total return (%)(c)                                                (12.10)(d)          (12.74)

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)                               529               3,169

Expense ratio (%)*                                                   0.60(e)             0.61

Expense ratio after expense reductions (%)*                          0.60(e)             0.60

Ratio of net investment income to

average net assets (%)*                                              0.61(e)             0.82

 *REFLECTS VOLUNTARY REDUCTION OF EXPENSES
   OF THESE AMOUNTS (%)                                             38.71(e)            17.94



[FOOTNOTES]

(a) SEPTEMBER 5, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000. DURING THE PERIOD ONLY CLASS A SHARES WERE OUTSTANDING.
(b) PER-SHARE FIGURES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.
(c) DOES NOT REFLECT ANY FRONT-END OR CONTINGENT DEFERRED SALES CHARGES. TOTAL RETURN WOULD BE LOWER IF THE DISTRIBUTOR AND ITS AFFILIATES HAD NOT VOLUNTARILY ASSUMED A PORTION OF THE FUND'S EXPENSES.
(d) NOT ANNUALIZED.
(e) ANNUALIZED.
(f) THE PER SHARE AMOUNTS AND PERCENTAGES REFLECT INCOME AND EXPENSES ASSUMING INCLUSION OF THE FUND'S PROPORTIONATE SHARE OF THE INCOME AND EXPENSES OF THE PORTFOLIO.

[END FOOTNOTES]

                                BOARD OF TRUSTEES

[Columns]


The Board of Trustees is responsible for supervising the operation of the fund. It establishes the fund's major policies, reviews investments, and provides guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.


RICHARD S. DAVIS
CHAIRMAN OF THE BOARD,
PRESIDENT AND CHIEF EXECUTIVE OFFICER,
State Street Research & Management Company

BRUCE R. BOND
FORMER CHAIRMAN OF THE BOARD,
CHIEF EXECUTIVE OFFICER AND PRESIDENT,
PictureTel Corporation

STEVE A. GARBAN
FORMER SENIOR VICE PRESIDENT FOR FINANCE AND OPERATIONS AND TREASURER, The Pennsylvania State University

DEAN O. MORTON
FORMER EXECUTIVE VICE PRESIDENT,
CHIEF OPERATING OFFICER AND DIRECTOR,
Hewlett-Packard Company

SUSAN M. PHILLIPS
DEAN, School of Business and Public Management, George Washington University, FORMER MEMBER of the Board of Governors of the Federal Reserve System and CHAIRMAN AND COMMISSIONER of the Commodity Futures Trading Commission

TOBY ROSENBLATT
PRESIDENT, Founders Investments Ltd.

MICHAEL S. SCOTT MORTON
JAY W. FORRESTER PROFESSOR OF MANAGEMENT,
Sloan School of Management,
Massachusetts Institute of Technology


JAMES M. STOREY
ATTORNEY; FORMER PARTNER,
Dechert

                                     NOTES

                                     NOTES

                           FOR ADDITIONAL INFORMATION

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants on the fund's financial statements.

TICKER SYMBOLS
----------------------------------------------------
Class A    (proposed)                    SREAX

Class B(1) (proposed)                    SREPX

Class B    (proposed)                    SREBX

Class C    (proposed)                    SRECX

Class S    (proposed)                    SRESX

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

[SIDENOTE]

IF YOU HAVE QUESTIONS ABOUT THE FUND OR WOULD LIKE TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR SAI, CONTACT STATE STREET RESEARCH OR YOUR FINANCIAL PROFESSIONAL.

[STATE STREET RESEARCH LOGO]

Service Center
P.O. Box 8408, Boston, MA 02266-8408
Telephone: 1-87-SSR-FUNDS
           (1-877-773-8637)
Internet: www.ssrfunds.com

YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUND, INCLUDING THE SAI AND CERTAIN OTHER FUND DOCUMENTS, ON THE SEC'S EDGAR DATABASE ON THE INTERNET AT www.sec.gov, BY ELECTRONIC REQUEST AT publicinfo@sec.gov, IN PERSON AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (TELEPHONE 1-202-942-8090) OR BY MAIL BY SENDING YOUR REQUEST, ALONG WITH A DUPLICATING FEE, TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-0102.

PROSPECTUS


-----------------------
SEC File Number: 811-84



                                                                    EI-2000-0502
                                                 Control Number: (exp0503)SSR-LD

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                     STATE STREET RESEARCH INVESTMENT TRUST
            A SERIES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST

                                   MAY 1, 2002

     This Statement of Additional Information is divided into two sections. Section One contains information which is specific to the fund identified above. Section Two contains information which generally is shared by certain mutual funds of the State Street Research complex, including the fund specified above.

     The Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectus of the fund dated May 1, 2002.

     Financial statements for the fund, as of and for the most recently completed fiscal year, are included in its Annual Report to Shareholders for that year. The financial statements include The Fund's Accounting Policies, Portfolio Holdings, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Report of Independent Accountants. The financial statements are hereby incorporated by reference from the Annual Report listed below.

     Management's Discussion of Fund Performance for the Fund's latest fiscal year ended December 31, 2001 is also included in the Annual Report as follows:
Part 1, page 2; Part 2, pages 4 and 5.

                                                                              EDGAR
FUND                                        FISCAL YEAR ENDED            ACCESSION NUMBER
----                                        -----------------          ------------------
State Street Research Investment Trust      December 31, 2001          0001145443-02-000014

     The Fund's Prospectus and shareholder report may be obtained without charge from State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690 or by calling 1-87-SSR-FUNDS (1-877-773-8637).

Control Number: (exp0503)SSR-LD                                     IT-3567-0502

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SECTION I                                                                   I, 1-1

      1.    STATE STREET RESEARCH INVESTMENT TRUST                          I, 1-1
            A.    The Fund                                                  I, 1-1
            B.    Investment Objective                                      I, 1-1
            C.    Fundamental and Nonfundamental Investment Restrictions    I, 1-1
            D.    Restricted Securities                                     I, 1-3
            E.    Foreign Investments                                       I, 1-3
            F.    Industry Classifications                                  I, 1-4
            G.    The Board of Trustees, Officers and Fund Ownership        I, 1-6
            H.    Principal Holders of Securities                           I, 1-10
            I.    Trustee Compensation                                      I, 1-12
            J.    Investment Advisory Fee                                   I, 1-13
            K.    Portfolio Turnover                                        I, 1-13
            L.    Brokerage Commissions                                     I, 1-14
            M.    Sales Charges on Shares                                   I, 1-14
            N.    Rule 12b-1 Fees                                           I, 1-15
            O.    Performance                                               I, 1-16

DEFINITIONS

     Each of the following terms used in this Statement of Additional Information has the meaning set forth below.

"1940 ACT" means the Investment Company Act of 1940, as amended.

"DISTRIBUTOR" means State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690.

"INVESTMENT MANAGER" means State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690.

"METLIFE" means Metropolitan Life Insurance Company.

"NYSE" means the New York Stock Exchange, Inc.

"VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SECURITIES" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) of more than 50% of the outstanding voting securities, whichever is less.

                                    SECTION I

1.   STATE STREET RESEARCH INVESTMENT TRUST

     The information in this Part 1 of Section I relates only to State Street Research Investment Trust (the "Fund").

     A.   THE FUND

     The Fund was originally organized in 1924 and is a separate series of State Street Research Master Investment Trust, a Massachusetts business trust (the "Trust"). The Trust is an "open-end" management investment company, as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different policies from those of another series. The Trust is currently comprised of the following series: State Street Research Investment Trust and State Street Research Equity Index Fund.

     The Fund is "diversified" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the voting securities of an issuer.

     B.   INVESTMENT OBJECTIVE

     The investment objective of State Street Research Investment Trust is fundamental and may not be changed by the fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Fund's policy:

     (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

     (2) not to purchase securities of any issuer that has a record of less than three years' continuous operation if such purchase would cause more than 5% of the Fund's

                                     I, 1-1
          total assets (taken at market value) to be invested in the securities of such issuers, provided that any such three-year period may include the operation of any predecessor company, partnership, or individual enterprise if the issuer whose securities are to be purchased came into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor;

     (3) not to make any investment that would cause more than 25% of the Fund's total assets, taken at market value, to be invested in any one industry;

     (4) not to issue senior securities other than in connection with the borrowing of money as permitted under sub-paragraph (9) of this paragraph;

     (5) not to underwrite or participate in the marketing of securities of other issuers although the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for, investment, either from issuers or from persons in a control relationship with the issuers or from underwriters of such securities [as a matter of interpretation, which is not part of the fundamental policy, this restriction does not apply to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws];

     (6) not to make any investment in real property, although the Fund may purchase and sell other interests in real estate, including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

     (7) not to invest in commodities or commodity contracts except for futures and options on futures with respect to securities and securities indices;

     (8) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto);

     (9) not to borrow money except on an unsecured basis and then only up to an amount equal to 10% of its net assets;

     (10) not to purchase securities for its portfolio on margin, except that this shall not prevent such short term credits as are necessary for the clearance of transactions, and except that the Fund may use escrow or custodian receipts or letters, margin or safekeeping accounts, or enter into similar industry arrangements in connection with trading futures and options;

     (11) not to make a short sale of any securities, or purchase or write puts, calls, straddles or spreads except in connection with options on securities and securities indices and options on futures with respect to securities and securities indices;

                                     I, 1-2

     (12) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

     (13) not to purchase securities for its portfolio issued by another investment company except by a purchase in the open market involving no more than customary brokers' commissions or to complete a merger, consolidation or other acquisition of assets; and

     (14) not to purchase or retain any securities of an issuer if, to the knowledge of the Fund, those of its officers and Trustees and those officers and Directors of its investment adviser who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of such issuer taken at market.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS.

     It is the Fund's policy:

     (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

     D.   RESTRICTED SECURITIES

     It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

     E.   FOREIGN INVESTMENTS

     The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets.

                                     I, 1-3

     F.   INDUSTRY CLASSIFICATIONS

     In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Industry classifications are subject to change from time to time. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment-backed mortgages.

                                     I, 1-4

AUTOS & TRANSPORTATION
Air Transport
Auto Parts
Automobiles
Miscellaneous Transportation
Railroad Equipment
Railroads
Recreational Vehicles & Boats
Tires & Rubber
Truckers

CONSUMER DISCRETIONARY
Advertising Agencies
Casino/Gambling, Hotel/Motel
Commercial Services
Communications, Media & Entertainment
Consumer Electronics
Consumer Products
Consumer Services
Household Furnishings
Leisure Time
Photography
Printing & Publishing
Restaurants
Retail
Shoes

Textile & Apparel Manufacturers

Toys

CONSUMER STAPLES
Beverages
Drug & Grocery Store Chains
Foods
Household Products
Tobacco

FINANCIAL SERVICES
Banks & Savings and Loans
Financial Data Processing Services & Systems
Insurance
Miscellaneous Financial
Real Estate Investment Trusts
Rental & Leasing Services: Commercial
Securities Brokerage & Services

HEALTH CARE
Drugs & Biotechnology
Health Care Facilities
Health Care Services
Hospital Supply
Service Miscellaneous

INTEGRATED OILS
Oil: Integrated Domestic
Oil: Integrated International

MATERIALS & PROCESSING
Agriculture
Building & Construction
Chemicals
Containers & Packaging
Diversified Manufacturing
Engineering & Contracting Services
Fertilizers
Forest Products
Gold & Precious Metals
Miscellaneous Materials & Processing
Non-Ferrous Metals
Office Supplies
Paper and Forest Products
Real Estate & Construction
Steel
Textile Products

OTHER
Trust Certificates - Government Related
Lending
Asset-backed--Mortgages
Asset-backed--Credit Card Receivables
Miscellaneous
Multi-Sector Companies

OTHER ENERGY
Gas Pipelines
Miscellaneous Energy
Offshore Drilling
Oil and Gas Producers
Oil Well Equipment & Services

PRODUCER DURABLES
Aerospace
Electrical Equipment & Components
Electronics: Industrial
Homebuilding
Industrial Products
Machine Tools
Machinery
Miscellaneous Equipment
Miscellaneous Producer Durables
Office Furniture & Business Equipment
Pollution Control and Environmental Services
Production Technology Equipment
Telecommunications Equipment

TECHNOLOGY
Communications Technology
Computer Software
Computer Technology
Electronics
Electronics: Semi-Conductors/Components
Miscellaneous Technology

UTILITIES
Miscellaneous Utilities
Utilities: Cable TV & Radio
Utilities: Electrical
Utilities: Gas Distribution
Utilities: Telecommunications
Utilities: Water

                                     I, 1-5

     G.   THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held two meetings during the most recently completed fiscal year. The present members of the Audit Committee are Steve A. Garban, Dean O. Morton and Michael S. Scott Morton. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Governance Committee of each Board of Trustees are Steve A. Garban, Dean O. Morton, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees met once during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     The Trustees and principal officers of the Trust are identified below, together with biographical information.

                                     I, 1-6

   NAME, ADDRESS          POSITION(s)     TERM OF OFFICE     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS     OTHER DIRECTORSHIPS
    AND AGE(a)               HELD         AND LENGTH OF       DURING PAST 5 YEARS         IN FUND COMPLEX           HELD BY
                           WITH FUND      TIME SERVED(b)                                    OVERSEEN BY         TRUSTEE/OFFICER
                                                                                         TRUSTEE/OFFICER(c)
----------------------- ---------------- ---------------- ----------------------------- -------------------- ----------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (55)      Trustee          Since 1999       Retired; formerly, Chairman           28           Ceridian Corporation
                                                          of the Board, Chief
                                                          Executive Officer and
                                                          President, PictureTel
                                                          Corporation (video
                                                          conferencing systems)

Steve A. Garban (64)    Trustee          Since 1997       Retired; formerly, Senior             48           Metropolitan Series
                                                          Vice President for Finance                         Fund, Inc.(d)
                                                          and Operations and
                                                          Treasurer,
                                                          The Pennsylvania State
                                                          University

Dean O. Morton (70)     Trustee          Since 1974       Retired; formerly,                    48           The Clorox Company;
                                                          Executive Vice President,                          KLA-Tencor Corporation;
                                                          Chief Operating Officer and                        BEA Systems, Inc.;
                                                          Director, Hewlett-Packard                          Cepheid; Pharsight
                                                          Company (computer                                  Corporation; and
                                                          manufacturer)                                      Metropolitan Series
                                                                                                             Fund, Inc.(d)

Susan M. Phillips (57)  Trustee          Since 1998       Dean, School of Business              28           None
                                                          and Public Management,
                                                          George Washington
                                                          University; formerly, a
                                                          member of the Board of
                                                          Governors of the Federal
                                                          Reserve System and Chairman
                                                          and Commissioner of the
                                                          Commodity Futures Trading
                                                          Commission

Toby Rosenblatt (63)    Trustee          Since 1990       President, Founder                    48           A. P. PHARMA, Inc.; and
                                                          Investments Ltd.                                   Metropolitan Series
                                                          (investments); formerly,                           Fund, Inc.(d)
                                                          President, The Glen Ellen
                                                          Company (private investment
                                                          firm)

Michael S. Scott        Trustee          Since 1989       Jay W. Forrester Professor            48           Metropolitan Series
Morton (64)                                               of Management, Sloan School                        Fund, Inc.(d)
                                                          of Management,
                                                          Massachusetts Institute of
                                                          Technology

                                     I, 1-7

   NAME, ADDRESS          POSITION(s)     TERM OF OFFICE     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS     OTHER DIRECTORSHIPS
    AND AGE(a)               HELD         AND LENGTH OF       DURING PAST 5 YEARS         IN FUND COMPLEX           HELD BY
                           WITH FUND      TIME SERVED(b)                                    OVERSEEN BY         TRUSTEE/OFFICER
                                                                                         TRUSTEE/OFFICER(c)
----------------------- ---------------- ---------------- ----------------------------- -------------------- ----------------------
James M. Storey (71)    Trustee          Since 2002       Attorney; formerly,                   28           SEI Investments Funds
                                                          Partner, Dechert (law firm)                        (consisting of 104
                                                                                                             portfolios); The
                                                                                                             Massachusetts Health &
                                                                                                             Education Tax-Exempt
                                                                                                             Trust

INTERESTED TRUSTEE

Richard S. Davis (56)   Trustee          Since 2000       Chairman of the Board,                28           None
                                                          President and Chief
                                                          Executive Officer of State
                                                          Street Research &
                                                          Management Company;
                                                          formerly, Senior Vice
                                                          President, Fixed Income
                                                          Investments, Metropolitan
                                                          Life Insurance Company and
                                                          Managing Director, J.P.
                                                          Morgan Investment Management

OFFICERS

John S. Lombardo (47)   Vice President   Since 2001       Managing Director, Chief              28           None
                                                          Financial Officer and
                                                          Director of State Street
                                                          Research & Management
                                                          Company; formerly,
                                                          Executive Vice President,
                                                          State Street & Management
                                                          Company; and Senior Vice
                                                          President, Product and
                                                          Financial Management,
                                                          MetLife Auto & Home

James M. Weiss (55)     Vice President   Since 1996       Managing Director and                 26           None
                                                          Director of State Street
                                                          Research & Management
                                                          Company; formerly,
                                                          Executive Vice President
                                                          and Senior Vice President,
                                                          State Street Research &
                                                          Management Company

John Wilson (38)        Vice President   Since 1996       Managing Director of State             4           None
                                                          Street Research &
                                                          Management Company;
                                                          formerly, Senior Vice
                                                          President and Vice
                                                          President, State Street
                                                          Research & Management
                                                          Company

                                     I, 1-8

   NAME, ADDRESS          POSITION(s)     TERM OF OFFICE     PRINCIPAL OCCUPATIONS        NUMBER OF FUNDS     OTHER DIRECTORSHIPS
    AND AGE(a)               HELD         AND LENGTH OF       DURING PAST 5 YEARS         IN FUND COMPLEX           HELD BY
                           WITH FUND      TIME SERVED(b)                                    OVERSEEN BY         TRUSTEE/OFFICER
                                                                                         TRUSTEE/OFFICER(c)
----------------------- ---------------- ---------------- ----------------------------- -------------------- ----------------------
Douglas A. Romich       Treasurer        Since 2001       Senior Vice President and             28           None
(45)                                                      Treasurer of State Street
                                                          Research & Management
                                                          Company; formerly, Vice
                                                          President and Assistant
                                                          Treasurer, State Street
                                                          Research & Management
                                                          Company

Francis J.McNamara, III Secretary        Since 1995       Managing Director, General            28           None
(46)                                                      Counsel and Secretary of
                                                          State Street Research &
                                                          Management Company;
                                                          formerly, Executive Vice
                                                          President, State Street
                                                          Research & Management
                                                          Company

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

                                     I, 1-9

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                              DOLLAR RANGE OF
                                            EQUITY SECURITIES IN                  AGGREGATE DOLLAR RANGE OF
                                            STATE STREET RESEARCH                 EQUITY SECURITIES IN ALL
   NAME OF TRUSTEE                          INVESTMENT TRUST(a)                STATE STREET RESEARCH FUNDS(b)
   ---------------                          ---------------------              ----------------------------
Bruce R. Bond                            none                                   none
Richard S. Davis                         over $100,000                          over $100,000
Steve A. Garban                          $10,001 - $50,000                      over $100,000
Dean O. Morton                           $10,001 - $50,000                      over $100,000
Susan M. Phillips                        $10,001 - $50,000                      over $100,000
Toby Rosenblatt                          over $100,000                          over $100,000
Michael S. Scott Morton                  over $100,000                          over $100,000
James M. Storey                          none                                   none

(a)  The figure in this column is for the 12 months ended December 31, 2001.

(b) Includes ownership in all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2001.

     As of March 31, 2002, the Trustees and principal officers of State Street Research Master Investment Trust as a group owned less than 1 % of the Fund's Class A shares, approximately 1% of the Fund's Class S shares, and none of the Fund's Class B(1), Class B or Class C shares.

     H.   PRINCIPAL HOLDERS OF SECURITIES

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Fund's outstanding shares. All information is as of March 31, 2002.

                                     I, 1-10

                                                     % OF
CLASS         HOLDER                                CLASS
-----         ------                                -----
B(1)     Merrill Lynch                                6.0

B        Merrill Lynch                                7.8

C        Merrill Lynch                               34.5

S        Fleet National Bank                          5.1

The full name and address of the above institution is:

     Merrill Lynch, Pierce, Fenner & Smith, Inc.
     (for the sole benefit of its customers)
     4800 Deerlake Drive E.
     Jacksonville, FL 32246

     Fleet National Bank, Cust.(a)
     FBO  D.C. Spritzer Trust
     P.O. Box 92800
     Rochester, NY 14692-8900

----------
(a) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.

                                     I, 1-11

     I.   TRUSTEE COMPENSATION

     The Trustees of State Street Research Master Investment Trust were compensated as follows:

                                                                                    TOTAL COMPENSATION FROM
                                     AGGREGATE            TOTAL COMPENSATION       ALL STATE STREET RESEARCH
                                 COMPENSATION FROM       FROM ALL STATE STREET       FUNDS AND METROPOLITAN
                               STATE STREET RESEARCH    RESEARCH FUNDS PAID TO     SERIES FUND, INC. PAID TO
    NAME OF TRUSTEE             INVESTMENT TRUST (a)         TRUSTEES (b)                TRUSTEES (c)
    ---------------            ---------------------    ----------------------     -------------------------
Bruce R. Bond                      $          11,350            $       72,000              $        72,000

Richard S. Davis                   $              --            $           --              $            --

Steve A. Garban                    $          12,178            $       77,400              $       114,400

Dean O. Morton                     $          12,859            $       81,800              $       112,300

Susan M. Phillips                  $          11,350            $       72,000              $        72,000

Toby Rosenblatt                    $          11,350            $       72,000              $        91,250

Michael S. Scott Morton            $          12,966            $       82,400              $       116,400

James M. Storey                    $               0            $        7,500              $         7,500

----------
(a) For the Fund's fiscal year ended December 31, 2001. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is for the 12 months ended December 31, 2001.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company and other unrelated managers as sub-advisers to the series of Metropolitan Series Fund, Inc. The figures indicated in this column include compensation relating to all series of Metropolitan Series Fund, Inc. including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation from All State Street Research Funds and Metropolitan Series Fund, Inc. and Paid to Trustees" is for the 12 months ended December 31, 2001.

     For more information on the Trustees and Officers of State Street Research Master Investment Trust, see Section II, C of this Statement of Additional Information.

                                     I, 1-12

     J.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. The annual percentage rate is 0.55% of the first $500 million of fund assets, annually, 0.50% of the next $500 million, and 0.45% of any amount over $1 billion.

     The advisory fees for investment management, and the payments for other assistance and services, paid by the Fund to the Investment Manager for the last three fiscal years were as follows:

                                                                                    PAYMENTS FOR OTHER
                                                        ADVISORY FEE PAID           ASSISTANCE AND SERVICES
                                                        -----------------           -----------------------
     Fiscal year ended December 31, 2001                $      13,112,094                     $     118,881
     Fiscal year ended December 31, 2000                $      16,722,088                     $      32,841
     Fiscal year ended December 31, 1999                $      14,152,289                                 -

     For more information on the investment advisory arrangements, see Section II, D of this Statement of Additional Information.

     K.   PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

     The portfolio turnover rates for the last two fiscal years were as follows:

                                                        PORTFOLIO TURNOVER RATES
                                                        ------------------------
     Fiscal year ended December 31, 2001                        105.61%
     Fiscal year ended December 31, 2000                         86.64%

     For more information on portfolio turnover, see Section II, H of this Statement of Additional Information.

                                     I, 1-13

     L.   BROKERAGE COMMISSIONS

     Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years were as follows:

          Fiscal year ended December 31, 2001                        $ 6,725,381
          Fiscal year ended December 31, 2000                        $ 4,831,658
          Fiscal year ended December 31, 1999                        $ 4,577,016

     During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, H of this Statement of Additional Information.

     M.   SALES CHARGES ON SHARES

     Total sales charges on Class A shares paid to the Distributor, and the amounts retained by the Distributor after reallowance of concessions to dealers, for the past three fiscal years were as follows:

FRONT-END SALES CHARGES (CLASS A)

                                                                                RETAINED BY DISTRIBUTOR
                                                                                 AFTER REALLOWANCE OF
                                                        TOTAL SALES CHARGES     CONCESSIONS TO DEALERS
                                                        -------------------     -----------------------
         Fiscal year ended December 31, 2001             $       1,735,127              $      225,024
         Fiscal year ended December 31, 2000             $       6,661,354              $      886,276
         Fiscal year ended December 31, 1999             $       6,933,840              $    1,045,099

     For the past three fiscal years, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                                     I, 1-14

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

                      FISCAL YEAR                        FISCAL YEAR                        FISCAL YEAR
                ENDED DECEMBER 31, 2001            ENDED DECEMBER 31, 2000            ENDED DECEMBER 31, 1999
            ------------------------------      ------------------------------     ------------------------------
             CONTINGENT       COMMISSIONS        CONTINGENT       COMMISSIONS        CONTINGENT      COMMISSIONS
              DEFERRED          PAID TO           DEFERRED          PAID TO           DEFERRED         PAID TO
            SALES CHARGES       DEALERS         SALES CHARGES       DEALERS        SALES CHARGES       DEALERS
            -------------    ------------       -------------    ------------      -------------    ------------
Class A      $         0     $   1,510,103       $         0     $  5,775,078       $         0     $  5,888,741
Class B(1)*  $ 1,282,969     $   3,506,357       $ 1,089,518     $  7,751,253       $   362,586     $ 10,664,354
Class B      $   708,265     $           0       $ 1,371,696     $     40,523       $ 1,687,842     $    350,921
Class C      $     5,622     $      76,884       $     9,599     $    181,462       $    11,314     $    238,870

----------
*Class B(1) was introduced January 1, 1999.

     For more information about sales charges, see Section II, J of this Statement of Additional Information.

     N.   RULE 12b-1 FEES

     The Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan(s)"). Under the Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plans, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% on the average daily net assets of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan covering Class A, Class B and Class C shares, the Fund's payments are intended to reimburse the Distributor for expenditures incurred under the plan, and any unused payments are returnable to the Fund.

     Under the Distribution Plan covering Class B(1) shares, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan, and none of the payments are returnable to the Fund.

     During the fiscal year ended December 31, 2001, the Fund paid the fees under the Distribution Plans and the fees were used as set forth below. The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

                                     I, 1-15

                                                  CLASS A           CLASS B(1)         CLASS B           CLASS C
                                               -------------      --------------    -------------    --------------
Advertising                                    $     175,857      $    172,515      $           0    $       35,029

Printing and mailing of prospectuses                  14,524            14,246                  0             2,890
to other than current shareholders

Compensation to dealers                            1,003,912         3,079,272          3,362,464           527,468

Compensation to sales personnel                      607,732           594,814                  0           118,786

Interest                                                   0                 0                  0                 0

Carrying or other financing charges                        0                 0                  0                 0

Other expenses: marketing; general                   378,621           411,512             46,797            74,169

Fees to offset carryforwards*                              0                 0          1,233,523                 0
                                               -------------      --------------    -------------    --------------

Total Fees                                     $   2,180,646      $  4,272,359      $   4,642,784    $      758,342
                                               =============      ==============    =============    ==============

Unreimbursed expenses carried forward:
        Amount                                 $   3,546,059               N/A**    $           0    $    1,908,824
        % of net assets at year end                     0.54%              N/A**             0.00%             2.97%

----------
 *Net fees result from the timing of expenditures and are used against prior expenses.
**The Class B(1) Distribution Plan compensates the Distributor regardless of its expenses. As a result, there exist no unreimbursed expenses carried forward to future years.

     For more information about Rule 12b-1 fees, see Section II, J of this Statement of Additional Information.

     O.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Fund.

     Performance data for a specified class includes periods prior to the adoption of class designations in 1993. At that time, new share class designations were assigned based on the pricing applicable to shares sold thereafter and higher Rule 12b-1 fees were imposed.

     Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) shares were introduced on January 1, 1999.

     Comparative information on the return of each class of shares is set forth below:

                                     I, 1-16

                                                 ONE YEAR               FIVE YEARS            TEN YEARS
                                                 ENDED                  ENDED                 ENDED
                                                 DECEMBER 31, 2001      DECEMBER 31, 2001     DECEMBER 31, 2001
                                                 ------------------     -----------------     -----------------
CLASS A

Average Annual Total Return                                -23.13%                  7.59%               10.04%

Average Annual Total Return
 (After Taxes on Distributions)                            -23.24%                  5.83%                7.32%

Average Annual Total Return
 (After Taxes on Distributions and Redemption)             -13.98%                  6.03%                7.38%

CLASS B(1)

Average Annual Total Return                                -22.94%                  7.81%               10.02%

Average Annual Total Return
 (After Taxes on Distributions)                            -23.06%                  5.81%                7.29%

Average Annual Total Return
 (After Taxes on Distributions and Redemption)             -13.85%                  5.99%                7.33%

CLASS B

Average Annual Total Return                                -22.76%                  7.98%               10.11%

Average Annual Total Return
 (After Taxes on Distributions)                            -22.87%                  6.28%                7.52%

Average Annual Total Return
 (After Taxes on Distributions and Redemption)             -13.74%                  6.43%                7.56%

CLASS C

Average Annual Total Return                                -19.75%                  8.09%               10.01%

Average Annual Total Return
 (After Taxes on Distributions)                            -19.87%                  6.42%                7.44%

Average Annual Total Return
 (After Taxes on Distributions and Redemption)             -11.90%                  6.54%                7.49%

CLASS S

Average Annual Total Return                                -18.09%                  9.17%               10.98%

Average Annual Total Return
 (After Taxes on Distributions)                            -18.21%                  7.34%                8.18%

Average Annual Total Return
 (After Taxes on Distributions and Redemption)             -10.90%                  7.32%                8.15%

                                     I, 1-17

NONSTANDARD TOTAL RETURN

     The nonstandard total return of each class of shares of the Fund for the six months ended December, 2001 without taking sales charges into account, was as follows:

                   Class A          -8.40%
                   Class B(1)       -8.56%
                   Class B          -8.49%
                   Class C          -8.62%
                   Class S          -8.12%

     For more information about performance, see Section II, K of this Statement of Additional Information.

                                     I, 1-18

                       STATEMENT OF ADDITIONAL INFORMATION

                                   SECTION II

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
     A.   Additional Information Concerning Investment Restrictions,
          Certain Risks and Investment Techniques                               II-1
     B.   Debt Instruments and Permitted Cash Investments                       II-13
     C.   The Trusts, the Funds and Fund Shares                                 II-23
     D.   Investment Advisory Services                                          II-24
     E.   Purchase and Redemption of Shares                                     II-26
     F.   Shareholder Accounts                                                  II-34
     G.   Net Asset Value                                                       II-39
     H.   Portfolio Transactions                                                II-40
     I.   Certain Tax Matters                                                   II-43
     J.   Distribution of Fund Shares                                           II-48
     K.   Calculation of Performance Data                                       II-50
     L.   Custodian                                                             II-56
     M.   Independent Accountants                                               II-56
     N.   Financial Reports                                                     II-56

     This Section II contains general information applicable to the fund(s) identified on the cover page of this Statement of Additional Information. (If more than one Fund is identified, each is referred to as "the Fund.")

     A. ADDITIONAL INFORMATION CONCERNING INVESTMENT RESTRICTIONS, CERTAIN RISKS AND INVESTMENT TECHNIQUES

     The Fund follows certain fundamental and nonfundamental investment restrictions. The fundamental and nonfundamental investment restrictions for the Fund identified on the cover page of this Statement of Additional Information are included in Section I of this Statement of Additional Information.

     In addition, the Fund may invest in the following instruments, use the following investment techniques or be exposed to the following investment risks. PLEASE NOTE THAT NOT ALL OF THE INSTRUMENTS, TECHNIQUES AND RISKS DESCRIBED IN THIS PART APPLY UNIFORMLY TO THE FUNDS IDENTIFIED ON THE COVER PAGE OF THIS STATEMENT OF ADDITIONAL INFORMATION. THE EXTENT TO WHICH A FUND MAY ENGAGE IN THE FOLLOWING PRACTICES DEPENDS ON ITS INVESTMENT STRATEGY AND ANY LIMITATIONS SET FORTH IN ITS PROSPECTUS OR IN PART I OF ITS STATEMENT OF ADDITIONAL INFORMATION. Some practices are more applicable to equity investments and would be used more by Funds with substantial equity portions. For example, American Depository Receipts ("ADRs") generally involve the stocks of foreign issuers and are used more by Funds which invest in foreign securities. Similarly, some practices are more applicable to debt securities and would be used more in Funds with substantial debt positions, for example, techniques to manage the interest rate volatility of bonds. However, since the Fund generally reserves the flexibility to invest to some degree in ways which are outside their primary focus, it is possible for the Fund to engage in all the described practices.

DERIVATIVES

     The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Investment Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

     The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from
(i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS.

     Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

     In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund for the custodian to note as segregated on its books to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. If the Fund disposes of assets which have been noted as segregated, an equivalent amount of assets will be noted as segregated. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

OPTIONS.

     The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

     Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

     The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

     The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

     Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

OPTIONS ON FUTURES CONTRACTS.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY.

     The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

     As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

     Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

SHORT SALES AGAINST THE BOX

     The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

SWAP ARRANGEMENTS

     The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

     The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

REVERSE REPURCHASE AGREEMENTS

     The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

     When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

WHEN-ISSUED SECURITIES

     The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The custodian holding Fund assets will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

RESTRICTED OR ILLIQUID SECURITIES

     The Fund may invest in illiquid securities. Securities are illiquid if they cannot be resold in the ordinary course of business within seven business days at approximately the value at which they are carried on the Fund's books. Securities which have been registered with the SEC have historically been more liquid than unregistered securities, also known as restricted securities. Restricted securities may be liquid if there is a market for them. In recent years, restricted securities have become more liquid among institutions such as the Fund.

     Some restricted securities may be resold in accordance with Rule 144A under the Securities Act of 1933. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing. Restricted securities including those resellable under Rule 144A may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, marketmaking activity, and the nature of the security and marketplace trades. The Trustees periodically monitor the liquidity determinations. Investments in restricted securities including those resellable under Rule 144A could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in pools of commercial or residential mortgage loans. Some mortgage-related securities provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. Mortgage-related securities may be issued by U.S. Government agencies, instrumentalities or mixed-ownership corporations or sponsored enterprises, and the securities may or may not be supported by the credit of such entities. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have a lower priority with respect to such payments on the mortgages in the pool. The Fund does not presently expect to invest in mortgage pool residuals.

     Mortgage-related securities also include stripped securities which have been divided into separate interest and principal components. Holders of the interest components of mortgage related securities will receive payments of the interest only on the current face amount of the mortgages and holders of the principal components will receive payments of the principal on the mortgages. "Interest only" securities are known as IOs; "principal only" securities are known as POs.

     In the case of mortgage-related securities, the possibility of prepayment of the underlying mortgages which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. When prepayments of mortgages occur during periods of declining interest rates, the Fund will have to reinvest the proceeds in instruments with lower effective interest rates.

     In the case of stripped securities, in periods of low interest rates and rapid mortgage prepayments, the value of IOs for mortgage-related securities can decrease significantly. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future. Stripped securities are extremely volatile in certain interest rate environments.

ASSET-BACKED SECURITIES

     The Fund may invest in asset-backed securities, which are securities that represent interests in pools of assets such as consumer loans, credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the underlying assets and may be supported by letters of credit or similar guarantees of payment by a financial institution.

FOREIGN INVESTMENTS

     The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

     ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

     ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

     The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

     These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investment in more developed countries. Also, political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

CURRENCY TRANSACTIONS

     The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

INDEXED SECURITIES

     The Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications. These securities are generally short- to intermediate-term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

SECURITIES LENDING

     The Fund may receive a lending fee and may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

     The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

SHORT-TERM TRADING

     The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

TEMPORARY AND DEFENSIVE INVESTMENTS

     The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

OTHER INVESTMENT COMPANIES

     The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

     The Fund may invest in investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the NASDAQ National Market System. Many exchange-traded securities represent ownership in a trust that has been established to accumulate and hold a portfolio of securities that is intended to track the performance of a securities market index. Certain indices tracked by exchange-traded funds are highly concentrated in one or a few industries or individual securities, and thus, may have higher price volatility than many broad-based stock indices.

     B.   DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

     The Fund may invest in long-term and short-term debt securities. Certain investment practices in which the Fund may engage, and certain debt securities and money market instruments in which the Fund may invest are described below.

MANAGING VOLATILITY

     In administering the Fund's investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

     Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

     The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

     Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. GOVERNMENT AND RELATED SECURITIES

     U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

     1. direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

     2. obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

     3. obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

     U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National

Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

     U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

     In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

     The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

FOREIGN GOVERNMENT DEBT

     The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. Each Fund may invest in foreign government securities of issuers considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

SUPRANATIONAL DEBT

     Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

SYNTHETIC NON-U.S. MONEY MARKET POSITIONS

     Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by
(i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

BANK MONEY INVESTMENTS

     Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

SHORT-TERM CORPORATE DEBT INSTRUMENTS

     Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

LOWER RATED DEBT SECURITIES

     The Fund may invest in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates and/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn; and (vii) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below.

ZERO AND STEP COUPON SECURITIES

     Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

MASTER LOAN PARTICIPATION AGREEMENTS

     The Fund may invest in loan participations. These investments represent interests in floating or variable rate loans to foreign countries, corporations and other entities. Loan participations will generally be acquired by the Fund from a lender, usually a bank or other similar financial services entity. The underlying loans may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London InterBank Offered Rate or other base rates used by commercial lenders.

     The Fund may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. Interest and principal payments on these loan participations may be reduced, deferred, suspended or eliminated. While loan participations generally trade at par value, the fund will also be able to acquire loan participations that sell at a discount because of the borrower's credit standing.

     The loan participations generally are not rated by nationally recognized statistical rating organizations. Participation interests generally are not listed on any national securities exchange and no regular market has developed for such interests. The loans may be subject to restrictions on resale and any secondary purchases and sales generally are conducted in private transactions.

     When acquiring a loan participation, the Fund will have a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal and interest only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participation. To the extent that a foreign borrower or lender is involved, the risks associated with foreign investments, as discussed above, also apply.

CERTAIN RATINGS CATEGORIES

COMMERCIAL PAPER RATINGS.

     Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

     Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

RATING CATEGORIES OF DEBT SECURITIES.

     Set forth below is a description of S&P corporate bond and debenture rating categories:

     AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

     AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

     A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

     BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

     Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

     B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

     CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

     D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

     Set forth below is a description of Moody's corporate bond and debenture rating categories:

     Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

SECURITIES RATINGS POLICIES.

     When securities are rated by one or more independent rating agencies, the Fund uses these ratings to determine credit quality. The Fund may invest in debt instruments which are split rated; for example, rated investment grade by one rating agency, but lower than investment grade by the other. Where an investment is split rated, the Fund may invest on the basis of the higher rating. Also, the Fund may invest in debt securities that are unrated. If a security is unrated, the Fund may assign it to a given category based on its own credit research.

RATINGS DOWNGRADES.

     In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

     C.   THE TRUSTS, THE FUNDS AND FUND SHARES

     The Trustees of a Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of each Fund to be issued in multiple classes.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B(1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise in this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     Shareholder rights granted under the Master Trust Agreement may be modified, suspended or repealed, in whole or part, by the Trustees, except as provided by law or under the terms of the Master Trust Agreement. The Master Trust Agreement may not be amended by the Trustees if the amendment would (a) repeal the limitation on personal liability of any shareholder or Trustee, or repeal the prohibition of assessment upon shareholders, without the express consent of each shareholder or Trustee involved or (b) adversely modify any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under each Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of a Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, each Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     D.   INVESTMENT ADVISORY SERVICES

     Under the provisions of each Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

     The Investment Manager has overall responsibility for managing the investments of each Fund, subject to the authority of the Board of Trustees. Each Advisory Agreement provides that the Investment Manager shall furnish the applicable Funds with an investment program and investment administrative services as may be required from time to time. Under the Advisory Agreement, the Investment Manager also provides other assistance and services in connection with a number of business matters for a Fund, for example the registration of a Fund's shares, subject to reimbursement of related costs. The Investment Manager compensates all personnel and Trustees of each Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of MetLife.

     Each Advisory Agreement provides that it shall continue in effect with respect to a Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     In approving the continuation of each Advisory Agreement at a meeting of the Board of Trustees held on November 7, 2001, the Board considered a number of factors, including, but not limited to (1) the performance of the Fund, including a comparison of the performance of the Fund to the performance of other mutual funds with comparable investment objectives and appropriate indices; (2) the nature of the services provided by the Investment Manager to the Fund, including the depth and experience of the investment personnel that provide services to the Fund; (3) the allocation of resources of the Investment Manager to the Fund, including the compensation structure for investment personnel of the Investment Manager; (4) the expense ratios of the Fund and comparable funds; and (5) the current advisory fees of the Fund and comparable funds. In the course of the Board's deliberations, the Trustees in particular discussed some of the factors underlying the Fund's performance, including not only internal factors relating to the Investment Manager but also external factors such as the global economy. In addition, representatives of the Investment Manager reviewed with the Trustees the Investment Manager's strategic plan, organizational structure and personnel matters.

     After consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of the Fund, including the Trustees who are not "interested persons" of the Trust (within the meaning of the 1940 Act), approved the continuation of the Investment Advisory Agreement.

     Information about rates at which fees are calculated under the Advisory Agreement with respect to the Funds identified on the cover page of the Statement of Additional Information, as well as the fees paid to the Investment Manager in previous years, if applicable, is included in Section I of this Statement of Additional Information.

     The Fund, the Investment Manager, and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act. Under the Code of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

     E.   PURCHASE AND REDEMPTION OF SHARES

     Shares of each Fund are distributed by State Street Research Investment Services, Inc., the Distributor. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1), Class B and Class C shares). Class B shares are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

     PUBLIC OFFERING PRICE. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE, but not later than 4 p.m. eastern time, on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a broker-dealer, that broker-dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a broker-dealer's failure to transmit an order promptly is a matter for settlement between the investor and the broker-dealer. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     ALTERNATIVE PURCHASE PROGRAM. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                           CLASS A            CLASS B(1)           CLASS B             CLASS C            CLASS S
                           -------            ----------           -------             -------            -------
  SALES CHARGES PAID BY    Initial sales      Contingent           Contingent          Contingent         None
  INVESTOR TO DISTRIBUTOR  charge at time     deferred sales       deferred sales      deferred sales
                           of investment of   charge of 5% to 1%   charge of 5% to     charge of 1%
                           up to 5.75%*       applies to any       2% applies to any   applies to any
                           depending on       shares redeemed      shares redeemed     shares redeemed
                           amount of          within first six     within first five   within one year
                           investment         years following      years following     following their
                                              their purchase; no   their purchase;     purchase
                                              contingent           no contingent
                                              deferred sales       deferred sales
                                              charge after six     charge after five
                                              years                years

                           On investments
                           of $1 million or
                           more, no initial
                           sales charge;
                           but contingent
                           deferred sales
                           charge of up to
                           1% may apply to
                           any shares
                           redeemed within
                           one year
                           following their
                           purchase

  INITIAL COMMISSION       Above described    4%                   4%                  1%                 None
  PAID BY DISTRIBUTOR TO   initial sales
  FINANCIAL *PROFESSIONAL  charge less
                           0.25% to 0.75%
                           retained by
                           distributor

                           On investments
                           of $1 million or
                           more, 0.25% to
                           1% paid to
                           dealer by
                           Distributor

  RULE 12b-1 SERVICE FEE

                                      II-27

                           CLASS A            CLASS B(1)           CLASS B             CLASS C            CLASS S
                           -------            ----------           -------             -------            -------
  PAID BY FUND TO          0.25% each year    0.25% each year      0.25% each year     0.25% each year    None
  DISTRIBUTOR

  PAID BY DISTRIBUTOR TO   0.25% each year    0.25% each year      0.25% each year     0.25% each year    None
  FINANCIAL PROFESSIONAL                      commencing after     commencing after    commencing after
                                              one year following   one year            one year
                                              purchase             following purchase  following
                                                                                       purchase

  RULE 12b-1
  DISTRIBUTION FEE

  PAID BY FUND TO          Up to 0.15% each   0.75% for first      0.75% for first     0.75% each year    None
  DISTRIBUTOR              year               eight years; Class   eight years;
                                              B(1) shares          Class B shares
                                              convert              convert
                                              automatically to     automatically to
                                              Class A shares       Class A shares
                                              after eight years    after eight years

  PAID BY DISTRIBUTOR TO   Up to 0.15% each   None                 None                0.75% each year    None
  FINANCIAL PROFESSIONAL   year                                                        commencing after
                                                                                       one year
                                                                                       following
                                                                                       purchase

----------
* or up to 4.50% for State Street Research Government Income Fund, State Street Research High Income Fund, State Street Research Strategic Income Fund and State Street Research Tax-Exempt Fund.

     CLASS A SHARES--REDUCED SALES CHARGES. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction.

Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     OTHER PROGRAMS RELATED TO CLASS A SHARES. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     The entire sales charge on Class A shares may be reallowed to financial professionals who sell shares during certain special promotional periods which may be instituted from time to time. The Fund reserves the right to have such promotions without further supplement to the Prospectus or Statement of Additional Information. The financial professionals who receive the entire sales charge may be deemed to be underwriters of the Fund's shares under the Securities Act of 1933 during such promotions.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them; and (D) others who because of their business relationship with the Fund, the Distributor or its affiliates, and because of their knowledge of the Fund, do not require any significant sales effort or expense to educate them about the Fund. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups and any other matters, as may be adopted by the Distributor from time to time.

     CONVERSION OF CLASS B(1) AND CLASS B SHARES TO CLASS A SHARES. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B(1) or Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B(1) or Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

     CONTINGENT DEFERRED SALES CHARGES. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling

Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after their purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     CONTINGENT DEFERRED SALES CHARGE WAIVERS. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant-initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age
70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may waive the contingent deferred sales charge on any class, or modify or terminate any waivers, at any time. The Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria. No contingent deferred sales charges apply to shares held by MetLife, the Investment Manager or the Distributor.

     CLASS S SHARES. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by MetLife, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. For information on different conditions that may apply to certain Funds, see Section I for the relevant Fund.

     Class S shares are made available to (a) current and former employees, officers and directors of the Investment Manager and Distributor; (b) current and former directors or trustees of the investment companies for which the Investment Manager serves as the primary investment adviser; and (c) relatives of any such individuals, provided that the relationship is directly verified by such individuals to the Distributor, and any beneficial account for such relatives or individuals. Class A shares acquired by such individuals and relatives may, in the discretion of the Distributor, be converted into Class S shares. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     REORGANIZATIONS. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     IN-KIND PURCHASE OPTION. In the discretion of the Investment Manager, shares of the Fund may be offered for purchase partly or entirely in exchange for securities. This option is available only in very limited circumstances. The Investment Manager will not approve the acceptance of any securities in exchange for Fund shares unless it believes the securities are appropriate investments for the Fund.

     REDEMPTIONS. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     REQUEST TO DEALER TO REPURCHASE. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from broker-dealers by wire or telephone for the repurchase of shares by the Distributor from the broker-dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the broker-dealer to the Distributor. The broker-dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     SIGNATURE GUARANTEES. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) if checkwriting is available for the account, authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     DISHONORED CHECKS. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     PROCESSING CHARGES. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

     F.   SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

     MAINTENANCE FEES AND INVOLUNTARY REDEMPTION. BECAUSE OF THE RELATIVELY HIGH COST OF MAINTAINING SMALL SHAREHOLDER ACCOUNTS, THE FUND RESERVES THE RIGHT TO REDEEM AT ITS OPTION ANY SHAREHOLDER ACCOUNT WHICH REMAINS BELOW $1,500 FOR A PERIOD OF 60 DAYS AFTER NOTICE IS MAILED TO THE APPLICABLE SHAREHOLDER, OR TO IMPOSE A MAINTENANCE FEE ON SUCH ACCOUNT AFTER 60 DAYS' NOTICE. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. CURRENTLY, THE MAINTENANCE FEE IS $18 ANNUALLY, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     THE OPEN ACCOUNT SYSTEM. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Share certificates will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     EXCHANGE PRIVILEGES. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone and Internet privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone and Internet Requests" in the Fund's Prospectus and "--Telephone and Internet Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     THE EXCHANGE PRIVILEGE IS NOT DESIGNED FOR USE IN CONNECTION WITH SHORT-TERM TRADING OR MARKET TIMING STRATEGIES. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     REINVESTMENT PRIVILEGE. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     DIVIDEND ALLOCATION PLAN. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     TELEPHONE AND INTERNET PRIVILEGES. The following privileges are available:

     -    TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE
          - Shareholders automatically receive this privilege unless declined.
          - This privilege allows a shareholder or any person claiming to act as the shareholder's representative to request exchanges into other State Street Research funds or make redemptions.

     -    INTERNET PRIVILEGE FOR SHAREHOLDER
          - Shareholders may access the Fund's web site to enter transactions and for other purposes, subject to acceptance of the important conditions set forth on the web site.

     A shareholder with the above privileges is deemed to authorize the Fund's agents to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; (2) act upon the Internet instructions of any person purporting to be any of the shareholders of an account; and (3) honor any telephone or Internet instructions for a change of address. All telephone calls will be recorded. Neither the Fund, any other State Street Research Fund, the Investment Manager, the Distributor, nor any of their agents will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone or Internet requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone or Internet are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     ALTERNATIVE MEANS OF CONTACTING A FUND. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-877-773-8637, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

     G.   NET ASSET VALUE

     The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the NYSE, but not later than 4 P.M. eastern time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services, methodologies or procedures as may be deemed appropriate. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

     H.   PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

BROKERAGE ALLOCATION

     The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business. The Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager seeks to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

     When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts.

     In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies. This information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory services and to review the fees and other provisions contained in the advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

     The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conduct internal surveys and use other methods to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

     Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

     The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

     It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934.

     In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

     In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may request that the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. Where the request is not so conditioned, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In cases where the Investment Manager is requested to use a particular broker-dealer, different commissions may be charged to clients making the requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders has been completed.

     When the Investment Manager is seeking to buy or sell the same security on behalf of more than one client, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the relative sizes of the accounts, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time.

     In addition, when the Investment Manager is seeking to buy or sell the same security on behalf of more than one client at approximately the same time, the Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. Although sharing large transactions may sometimes affect price or volume of shares acquired or sold, the Investment Manager believes that grouping orders generally provide an advantage in execution. Where an aggregate order is executed in a series of transactions at various prices on a given day, each participating account's proportionate share of such order will reflect the average price paid or received with respect to the total order. The Investment Manager may decide not to group orders, however, based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interest of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable overall execution (including transactions costs) relative to other clients.

     The Investment Manager has developed certain internal policies governing its short sale trading activities, including prior notification in certain circumstances to portfolio managers of accounts holding long positions in the same security. Generally, however, sales of long positions will take precedence over short sales, regardless of the order in which the trade orders are received.

     Subject to the policy of seeking best overall price and execution as stated above, sales of shares of investment companies under the Investment Manager's management may be considered by the Investment Manager in the selection of broker or dealer firms to execute portfolio transactions for investment companies under its management.

     Information about portfolio turnover rates and certain brokerage commissions paid by the Fund identified on the cover page of this Statement of Additional Information is included in Section I of this Statement of Additional Information.

     I.   CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF THE FUND--IN GENERAL

     The following discussion of United States federal income tax consequences is a summary provided for general information only. This discussion does not address state or local tax consequences. This discussion is based on federal income tax laws, regulations and rulings in effect on the date of this Statement of Additional Information, all of which are subject to change by legislative, administrative or judicial action, possibly with retroactive effect. Further, the tax consequences discussed below may effect shareholders differently depending on their particular tax situations unrelated to their investments in the Fund. Therefore, the shareholders are urged to consult their own tax advisors regarding the federal, state, local and foreign tax consequences to them of their investment in the Fund.

     The Fund intends to qualify and has elected to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to be so treated. In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as if it were gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the excise tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31 of such calendar year, in addition to any undistributed portion of the respective balances from the prior year. For purposes of calculating the amount distributed, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF THE FUND'S INVESTMENTS

     ORIGINAL ISSUE DISCOUNT; MARKET DISCOUNT. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount. Because the Fund must include original issue discount in income currently, holding securities having original issue discount will make it more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above. The Fund may be required to liquidate investments at a time when it is not advantageous to do so in order to meet its distribution requirements.

     Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently.

     OPTIONS AND FUTURES TRANSACTIONS. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for the purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as partially short-term and partially long-term gain or loss, irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, options on stock indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

     Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

     If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss on the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income is from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment capital upon distribution which will nevertheless be taxable to them.

     The Fund may be subject to foreign taxes, including foreign income taxes. If more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations and it meets the distribution requirements for the year, then the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, (i) be required to include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, and treat that share of taxes as having been paid directly by him or her, and (ii) may either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

     Although a credit for foreign taxes is generally more beneficial than a deduction for foreign taxes because the credit reduces U.S. taxes dollar-for-dollar, a credit for foreign taxes generally may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income (unless the shareholder is an individual whose total creditable foreign taxes are not more than $300, or $600 for married individuals filing jointly, and certain other conditions are satisfied). This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.

     The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

     J.   DISTRIBUTION OF FUND SHARES

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through broker-dealers who have entered into sales agreements with the Distributor. The Fund has authorized certain broker-dealers to receive on its behalf purchase and redemption orders, and such broker-dealers are authorized to designate other intermediaries to receive orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when such broker-dealer, or, if applicable, the broker-dealer's designee, receives the order. In such case, orders will be priced at the Fund's net asset value next computed after the orders are received by an authorized broker-dealer or its designee. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to broker-dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale, among other factors.

Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission may also be paid to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of up to 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

PLAN(S) OF DISTRIBUTION PURSUANT TO RULE 12b-1

     The Fund may have one or more Distribution Plans under Rule 12b-1, as set forth in Section I of this Statement of Additional Information for the Fund. Under the Fund's Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) the payment of commissions to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions to securities dealers (which securities dealers may be affiliates of the Distributor), (2) expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others for the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Distribution Plans authorize the Distributor and the Investment Manager to make payments out of management fees, general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act. Payments by the Fund under the Distribution Plan may be discontinued at any time. The Distributor may also voluntarily waive receipt of payments from the Fund from time to time.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures. Dealers who have sold Class A shares are eligible for ongoing payments commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for ongoing payments after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting and for distribution through mutual fund supermarkets or similar arrangements.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plans. The Distributor's interest in the Distribution Plans is described above.

     K.   CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return ("Average Annual Total Return") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return is computed separately for each class by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                      P(1+T)TO THE POWER Of n = ERV

Where:         P      =     a hypothetical initial payment of $1,000

               T      =     average annual total return

               n      =     number of years

               ERV    =     ending redeemable value at the end of the designated
                            period assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     The average annual total return (after taxes on distributions) ("Average Annual Total Return (After Taxes on Distributions)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on Distributions) is computed separately for each class by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                      P(1+T)TO THE POWER OF n = ATV SUB D

Where:    P           =     a hypothetical initial payment of $1,000

          T           =     average annual total return (after taxes on
                            distributions)

          n           =     number of years

          ATV SUB D   =     ending value at the end of the designated period
                            assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. Applicable tax rates may change in the future. All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other than federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein. In addition, for purposes of this calculation, redemptions are treated as having no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

     The average annual total return (after taxes on distributions and redemption) ("Average Annual Total Return (After Taxes on Distributions and Redemption)") of each class of shares of the Fund will be calculated as set forth below. Average Annual Total Return (After Taxes on Distributions and Redemption) is computed separately for each class of the Fund by determining the average annual compounded rates of return over the designated periods, that, if applied to the initial amount invested, would produce the ending value in accordance with the following formula:

                           P(1+T)TO THE POWER OF n = ATV SUB DR

Where:         P           =    a hypothetical initial payment of $1,000

               T           =    average annual total return (after taxes on
                                distributions and redemption)

               n           =    number of years

               ATV SUB DR  =    ending value at the end of the designated period
                                assuming a hypothetical $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the periods. The applicable taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. Ordinary income dividends and capital gains distributions are generally taxed at different rates. All applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law. All potential tax liabilities other then federal tax liabilities, such as state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels and the impact of the federal alternative minimum tax are disregarded. All accrued expenses and recurring charges are also taken into account as described later herein.

     In addition, it is further assumed that a complete redemption occurs at the end of the respective periods, that all nonrecurring charges are deducted at the end of such periods, and that capital gains taxes resulting from redemptions are subtracted from the ending value and the tax benefit from capital losses resulting from redemptions are added to the ending value. The amount and character of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund assumes that shares acquired through reinvestment of distributions have a holding period beginning on the day after the reinvestment date. Further, capital gain taxes (or the benefit from tax losses) are calculated using the highest applicable federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains to offset any capital losses from the redemption so that capital losses may be deducted in full.

     All applicable tax rates may change in the future.

YIELD

     Yield for each class of the Fund's shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:
                                 a-b
                     YIELD = 2[(-----  + 1)TO THE POWER OF 6 -1]
                                 cd

Where     a=   dividends and interest earned during the period

          b= expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

          c= the average daily number of shares outstanding during the period that were entitled to receive dividends

          d= the maximum offering price per share on the last day of the period

     To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

     With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

     Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes the maximum applicable sales charge.

     All accrued expenses are taken into account as described later herein.

     Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

ACCRUED EXPENSES AND RECURRING CHARGES

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The Average Annual Total Return, Average Annual Total Return (After Taxes on Distributions), Average Annual Total Return (After Taxes on Distributions and Redemption) and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include fees or expenses assumed or subsidized by affiliates during the subject period. Subsidization can include the Investment Manager's waiver of a portion of its advisory fee, the Distributor's waiver of a portion of its Rule 12b-1 fee, or the assumption of a portion of the Fund's expenses by either of them or their affiliates. In the absence of such subsidization, the performance of the Fund would have been lower.

OTHER HISTORICAL MEASURES OF PERFORMANCE

     The Fund may provide the above described Average Annual Total Return, Average Annual Total Return (After Taxes on Distributions) and Average Annual Total Return (After Taxes on Distributions and Redemption) results for each class of shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide other historical measures of performance for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such other historical measures of performance may be computed as otherwise described above except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

DISTRIBUTION RATES

     The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

     L.   CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for Fund assets. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

     M.   INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trusts' independent accountants, providing professional services including (1) audits of each Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of each Fund.

     N.   FINANCIAL REPORTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                     STATE STREET RESEARCH EQUITY INDEX FUND

            A SERIES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST

                                   MAY 1, 2002

     This Statement of Additional Information is divided into two sections:
Section One contains information which is specific to the fund identified above. Section Two contains general investment information and other non-investment information which generally is shared by certain mutual funds of the State Street Research complex, including the Fund.

     The Statement of Additional Information is not a Prospectus. It should be read in conjunction with the current Prospectus of the above fund, dated May 1, 2002.

     Financial statements for the fund specified above, as of and for the most recently completed fiscal year, are included in its Annual Report to Shareholders for that year. The financial statements include the Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Report of Independent Accountants and the Annual Report dated December 31, 2001 of the State Street Equity 500 Index Portfolio. The financial statements are hereby incorporated by reference from the following Annual Report:

                                                                       EDGAR
ANNUAL REPORT                               FISCAL YEAR ENDED     ACCESSION NUMBER
-------------                               -----------------     ----------------
State Street Research Equity Index Fund     December 31, 2001     0001145443-02-000014

     The Fund's Prospectus and shareholder report may be obtained without charge from State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690 or by calling 1-87-SSR-FUNDS (1-877-773-8637).

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
DEFINITIONS                                                       (ii)

SECTION I                                                      I, 1-1

   STATE STREET RESEARCH EQUITY INDEX FUND                     I, 1-1
   A.   The Fund                                               I, 1-1
   B.   Investment Objective                                   I, 1-1
   C.   Fundamental and Nonfundamental Restrictions            I, 1-1
   D.   Control Persons and Principal Holders of Securities    I, 1-3
   E.   The Board of Trustees, Officers and Fund Ownership     I, 1-5
   F.   Investment Advisory Fee                               I, 1-14
   G.   General Administration Fee                            I, 1-15
   H.   Distributor's Payment of Fund Expenses                I, 1-15
   I.   Brokerage Commissions                                 I, 1-16
   J.   Sales Charges on Shares                               I, 1-16
   K.   Portfolio Turnover                                    I, 1-17
   L.   Rule 12b-1 Fees                                       I, 1-18
   M.   Performance                                           I, 1-20

                                   DEFINITIONS

     Each of the following terms used in this Statement of Additional Information has the meaning set forth below.

"1940 ACT" means the Investment Company Act of 1940, as amended.

"DISTRIBUTOR" means State Street Research Investment Services, Inc., One Financial Center, Boston, Massachusetts 02111-2690

"INVESTMENT MANAGER" means State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111-2690.

"METLIFE" means Metropolitan Life Insurance Company.

"NYSE" means the New York Stock Exchange, Inc.

"VOTE OF THE MAJORITY OF THE OUTSTANDING VOTING SECURITIES" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
(ii) of more than 50% of the outstanding voting securities, whichever is less.

                                    SECTION I

     STATE STREET RESEARCH EQUITY INDEX FUND

     The information in this Part I of Section I relates only to State Street Research Equity Index Fund (the "Equity Index Fund" or the "Fund").

     A.   THE FUND

     The Fund was organized in 2000 as a separate series of State Street Research Master Investment Trust ("Trust"), a Massachusetts business trust. The Trust is an "open-end" management investment company as defined in the 1940 Act. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of the following series: State Street Research Investment Trust and State Street Research Equity Index Fund.

     The Fund is "diversified" as that term is defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer or invest in more than 10% of the outstanding voting securities of an issuer. These percentage limitations do not apply to investments in other investment companies and government securities.

     Under the Trust's Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval.

     B.   INVESTMENT OBJECTIVE

     The investment objective of Equity Index Fund is a nonfundamental policy and may be changed without shareholder approval.

     C.   FUNDAMENTAL AND NONFUNDAMENTAL RESTRICTIONS

     The Equity Index Fund has adopted the following investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed without a shareholder vote.

     The fundamental and nonfundamental policies of the Fund do NOT apply to any matters involving the issuance of multiple classes of shares of the Fund or the creation or use of structures (e.g., fund of funds, master-feeder structure) allowing the Fund to invest any or all of its assets in collective investment vehicles or allowing the Fund to serve as such a collective investment vehicle for other funds, to the extent permitted by law and regulatory authorities.

                                     I, 1-1

FUNDAMENTAL INVESTMENT RESTRICTIONS

     It is the Equity Index Fund's policy:

     (1) not to borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings);

     (2) not to underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

     (3) not to purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     (4) not to purchase or sell commodities or commodity contracts, except that it may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving the direct purchase or sale of physical commodities;

     (5) not to make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities;

     (6) not to, with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or agencies or instrumentalities, or to securities issued by other investment companies;

     (7) not to, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer, provided that such limitation does not apply to securities issued by other investment companies;

     (8) not to purchase securities (other than securities of the U.S. government, its agencies or instrumentalities), if, as a result of such purchase, more than 25% of the Fund's total assets would be invested in any one industry; and

     (9) not to issue any class of securities which is senior to the Fund's shares, to the extent prohibited by the Investment Company Act of 1940, as amended.

                                     I, 1-2

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

     It is the Equity Index Fund's policy:

     (1)  not to invest in securities which are not readily marketable;

     (2) not to invest in securities restricted as to resale (excluding securities issued by a corresponding portfolio of State Street Master Funds and securities determined by the Trustees of the Trust (or the person designated by the Trustees of the Trust to make such determinations) to be readily marketable);

     (3) not to invest in repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (1),
          (2) and (3); and

     (4) to invest substantially all of its investable assets, plus the amount of any borrowings for investment purposes, in another, separate mutual fund that seeks to match, before expenses, the performance of the S&P 500 Index. In connection with any change in this policy, the Fund shall comply with the shareholder notice requirements set forth in Rule 35d-1 (c) under the 1940 Act.

     All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

                                     I, 1-3

D.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following persons or entities were the record and/or beneficial owners of the following approximate percentages of the Fund's outstanding shares. All information is as of March 31, 2002.

CLASS            HOLDER                            % OF CLASS
-----            ------                            ----------
A          Metropolitan Life                             10.7

           Mitchie Corporation                           13.0

The full names and addresses of the above institutions are:

Metropolitan Life Insurance Company (a)
Securities Accounting Manager
Tampa, FL 33607-5740

Mitchie Corporation 401(k) Plan (b)
P.O. Box 8705
Boston, MA 02266-0001

----------
(a) Metropolitan was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

     The beneficial owner of 25% or more of a voting security is presumed to have "control" for purposes of the 1940 Act, absent a determination to the contrary by the Securities and Exchange Commission. A person who controls a particular Fund or a class of shares of a Fund could have effective control over the outcome of matters submitted to a vote of shareholders of that Fund or class. For example, a person with such ownership could significantly affect the approval of a Rule 12b-1 plan proposal for a particular class.

                                     I, 1-4

E.   THE BOARD OF TRUSTEES, OFFICERS AND FUND OWNERSHIP

     The Board of Trustees is responsible for supervising the operation of the Fund. It establishes the Fund's major policies, reviews investments, and provides guidance to the Investment Manager and others who provide services to the Fund.

     The Audit Committee of the Board of Trustees held two meetings during the most recently completed fiscal year. The present members of the Audit Committee are Steve A. Garban, Dean O. Morton and Michael S. Scott Morton. The duties of this Committee include meeting with representatives of the Trust's independent accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, the Committee reports to the Board on the Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

     The Governance Committee of the Board of Trustees did not meet during the most recently completed fiscal year. The present members of the Governance Committee of each Board of Trustees are Steve A. Garban, Dean O. Morton, Toby Rosenblatt and Michael S. Scott Morton. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings, compensation and similar matters. The Governance Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary of the Trust, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

     The Valuation Committee of the Board of Trustees met once during the most recently completed fiscal year. The present members of the Valuation Committee are Steve A. Garban and Michael S. Scott Morton. The duties of this Committee are: to establish broad policies respecting Fund investments in restricted securities and the valuation of securities; to approve the proposed acquisition of certain securities; and to approve the valuation method of investments for which reliable market valuations are not available to the Investment Manager. An internal valuation committee of the Investment Manager, which meets on a regular basis to discuss liquidity and valuation issues, is subject to oversight by the Valuation Committee. At each regularly scheduled meeting of the full Board any valuation methodology approved by the Valuation Committee is submitted for approval.

     The Trustees and principal officers of the Trust are identified below, together with biographical information.

                                     I, 1-5

     NAME, ADDRESS        POSITION(s)        TERM OF         PRINCIPAL OCCUPATIONS       NUMBER OF FUNDS
       AND AGE(a)            HELD          OFFICE AND         DURING PAST 5 YEARS        IN FUND COMPLEX     OTHER DIRECTORSHIPS
                           WITH FUND        LENGTH OF                                       OVERSEEN BY             HELD BY
                                          TIME SERVED(b)                                 TRUSTEE/OFFICER(c)     TRUSTEE/OFFICER
----------------------  ---------------  ----------------  ---------------------------  -------------------  ----------------------
INDEPENDENT TRUSTEES

Bruce R. Bond (55)      Trustee          Since 1999        Retired; formerly, Chairman          28           Ceridian Corporation
                                                           of the Board, Chief
                                                           Executive Officer and
                                                           President, PictureTel
                                                           Corporation (video
                                                           conferencing systems)

Steve A. Garban (64)    Trustee          Since 1997        Retired; formerly, Senior            48           Metropolitan Series
                                                           Vice President for Finance                        Fund, Inc.(d)
                                                           and Operations and
                                                           Treasurer,
                                                           The Pennsylvania State
                                                           University

Dean O. Morton (70)     Trustee          Since 1974        Retired; formerly,                   48           The Clorox Company;
                                                           Executive Vice President,                         KLA-Tencor Corporation;
                                                           Chief Operating Officer and                       BEA Systems, Inc.;
                                                           Director, Hewlett-Packard                         Cepheid; Pharsight
                                                           Company (computer                                 Corporation; and
                                                           manufacturer)                                     Metropolitan Series
                                                                                                             Fund, Inc.(d)

Susan M. Phillips (57)  Trustee          Since 1998        Dean, School of Business             28           None
                                                           and Public Management,
                                                           George Washington
                                                           University; formerly a
                                                           member of the Board of
                                                           Governors of the Federal
                                                           Reserve System and Chairman
                                                           and Commissioner of the
                                                           Commodity Futures Trading
                                                           Commission

Toby Rosenblatt (63)    Trustee          Since 1990        President, Founder                   48           A. P. PHARMA, Inc.; and
                                                           Investments Ltd.                                  Metropolitan Series
                                                           (investments); formerly,                          Fund, Inc.(d)
                                                           President, The Glen Ellen
                                                           Company (private investment
                                                           firm)

Michael S. Scott        Trustee          Since 1989        Jay W. Forrester Professor           48           Metropolitan Series
Morton (64)                                                of Management, Sloan School                       Fund, Inc.(d)
                                                           of Management,
                                                           Massachusetts Institute of
                                                           Technology

                                     I, 1-6

   NAME, ADDRESS           POSITION(s)       TERM OF          PRINCIPAL OCCUPATIONS      NUMBER OF FUNDS
    AND AGE(a)               HELD           OFFICE AND         DURING PAST 5 YEARS       IN FUND COMPLEX       OTHER DIRECTORSHIPS
                           WITH FUND        LENGTH OF                                       OVERSEEN BY              HELD BY
                                          TIME SERVED(b)                                 TRUSTEE/OFFICER(c)      TRUSTEE/OFFICER
----------------------  ---------------  ----------------  ---------------------------  -------------------  ----------------------
James M. Storey (71)    Trustee          Since 2002        Attorney; formerly,                  28           SEI Investments Funds
                                                           Partner, Dechert (law firm)                       (consisting of 104
                                                                                                             portfolios); The
                                                                                                             Massachusetts Health &
                                                                                                             Education Tax-Exempt
                                                                                                             Trust

INTERESTED TRUSTEE

Richard S. Davis (56)   Trustee          Since 2000        Chairman of the Board,               28           None
                                                           President and Chief
                                                           Executive Officer of State
                                                           Street Research &
                                                           Management Company;
                                                           formerly, Senior Vice
                                                           President, Fixed Income
                                                           Investments, Metropolitan
                                                           Life Insurance Company and
                                                           Managing Director, J.P.
                                                           Morgan Investment Management

OFFICERS

John S. Lombardo (47)   Vice President   Since 2001        Managing Director, Chief             28           None
                                                           Financial Officer and
                                                           Director of State Street
                                                           Research & Management
                                                           Company; formerly,
                                                           Executive Vice President,
                                                           State Street Research &
                                                           Management Company; and
                                                           Senior Vice President,
                                                           Product and Financial
                                                           Management, MetLife Auto &
                                                           Home

James M. Weiss (55)     Vice President   Since 1996        Managing Director and                26           None
                                                           Director of State Street
                                                           Research & Management
                                                           Company; Senior Vice
                                                           President, State Street
                                                           Research & Management
                                                           Company

John Wilson (38)        Vice President   Since 1996        Managing Director of State            4           None
                                                           Street Research &
                                                           Management Company;
                                                           formerly, Vice President,
                                                           State Street Research &
                                                           Management Company

                                     I, 1-7

 NAME, ADDRESS              POSITION(s)       TERM OF         PRINCIPAL OCCUPATIONS       NUMBER OF FUNDS      OTHER DIRECTORSHIPS
  AND AGE(a)                  HELD           OFFICE AND        DURING PAST 5 YEARS        IN FUND COMPLEX           HELD BY
                            WITH FUND        LENGTH OF                                      OVERSEEN BY         TRUSTEE/OFFICER
                                           TIME SERVED(b)                                TRUSTEE/OFFICER(c)
======================= ================ ================= ============================ ==================== =======================
Douglas A. Romich (45)  Treasurer        Since 2001        Senior Vice President and            28           None
                                                           Treasurer of State Street
                                                           Research & Management
                                                           Company; formerly, Vice
                                                           President and Assistant
                                                           Treasurer, State Street
                                                           Research & Management
                                                           Company

Francis J. McNamara,    Secretary        Since 1995        Managing Director, General           28           None
III (46)                                                   Counsel and Secretary of
                                                           State Street Research &
                                                           Management Company;
                                                           formerly, Executive Vice
                                                           President and Senior Vice
                                                           President, State Street
                                                           Research & Management
                                                           Company

(a) The address of each person is c/o State Street Research & Management Company, One Financial Center, Boston, MA 02111-2690.

(b) A Trustee serves until he or she retires, resigns or is removed as provided in the master trust agreement of the respective Trust. Each Trust has adopted a mandatory retirement age of 72. Each officer holds office until he or she resigns, is removed or a successor is elected.

(c) Includes all series of 11 investment companies for which State Street Research & Management Company has served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers, LLC, which has retained State Street Research & Management Company as sub-adviser to certain series of Metropolitan Series Fund, Inc.

(d) Serves as Director of Metropolitan Series Fund, Inc., an investment company comprising 20 separate portfolios.

                                     I, 1-8

FUND OWNERSHIP

     The table below contains information on the State Street Research Funds owned by the Trustees:

                                              DOLLAR RANGE OF
                                            EQUITY SECURITIES IN                   AGGREGATE DOLLAR RANGE OF
                                            STATE STREET RESEARCH               EQUITY SECURITIES IN ALL STATE
            NAME OF TRUSTEE                 EQUITY INDEX FUND(a)                   STREET RESEARCH FUNDS(b)
            ---------------                 ------------------                  ------------------------------
Bruce R. Bond                            none                                   none
Richard S. Davis                         none                                   over $100,000
Steve A. Garban                          none                                   over $100,000
Dean O. Morton                           none                                   over $100,000
Susan M. Phillips                        none                                   over $100,000
Toby Rosenblatt                          none                                   over $100,000
Michael S. Scott Morton                  none                                   over $100,000
James M. Storey                          none                                   none

(a)  As of December 31, 2001.

(c) Includes ownership in all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. The figure in this column is as of December 31, 2001.

     As of March 31, 2002, the Trustees and principal officers of State Street Research Master Investment Trust as a group owned none of the Fund's outstanding Class A shares.

                                     I, 1-9

     The Trustees of State Street Research Master Investment Trust were compensated as follows:



                                                                  TOTAL                 TOTAL COMPENSATION
                                                              COMPENSATION                FROM ALL STATE
                                     AGGREGATE                  FROM ALL              STREET RESEARCH FUNDS
                                   COMPENSATION               STATE STREET               AND METROPOLITAN
                                 FROM EQUITY INDEX            RESEARCH FUNDS             SERIES FUND, INC.
NAME OF TRUSTEE                       FUND(a)              PAID TO TRUSTEES(b)          PAID TO TRUSTEES(c)
---------------                  -------------------       --------------------        --------------------
Bruce R. Bond                    $           1,315         $            72,000         $             72,000
Richard S. Davis                 $               0         $                 0         $                  0
Steve A. Garban                  $           1,415         $            77,400         $            114,400
Dean O. Morton                   $           1,497         $            81,800         $            112,300
Susan M. Phillips                $           1,315         $            72,000         $             72,000
Toby Rosenblatt                  $           1,315         $            72,000         $             91,250
Michael S. Scott Morton          $           1,506         $            82,400         $            116,400
James M. Storey (d)              $               0         $             7,500         $              7,500

--------------
(a) For the Fund's fiscal year ended December 31, 2001. The Fund does not provide any pension or retirement benefits for the Trustees.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser. "Total Compensation from All State Street Research Funds Paid to Trustees" is for the 12 months ended December 31, 2001.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager serves as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is MetLife Advisers LLC, which has retained State Street Research & Management Company and other unrelated managers as sub-advisers to certain series of Metropolitan Series Fund, Inc. The figure in this column includes compensation relating to all series of Metropolitan Series Fund, Inc., including those sub-advised by State Street Research & Management Company and those sub-advised by unrelated managers. "Total Compensation From All State Street Research Funds and Metropolitan Series Fund, Inc." is for the 12 months ended December 31, 2001.

(d)  James M. Storey was elected a Trustee of the Trust on February 6, 2002.

     1.   State Street Master Funds

          The Trustees are responsible for generally overseeing the business of the State Street Master Fund Trust ("SSMF"). The following table provides biographical information with respect to each Trustee and Officer of SSMF. As of April 30, 2002, none of the Trustees was considered an "interested person" of SSMF, as defined in the 1940 Act.

                                     I, 1-10

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                TERM OF OFFICE AND                               FUND COMPLEX      OTHER
                               POSITION(s)      LENGTH OF             PRINCIPAL OCCUPATION       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE         HELD WITH FUND   TIME SERVED           DURING PAST FIVE YEARS     TRUSTEE           HELD BY TRUSTEE
------------------------       ---------------  -------------------   ------------------------   ----------------  ----------------
NON-INTERESTED TRUSTEES

Michael F. Holland             Trustee and      Term: Indefinite      Holland & Company          14                Director of the
Age: 57                        Chairman of                            L.L.C., Chairman, 1995                       Holland Series
375 Park Avenue                the Board        Elected: 9/99         to present.                                  Fund, Inc. and
New York, NY 10152                                                                                                 the China Fund,
                                                                                                                   Inc.

William L. Boyan               Trustee          Term: Indefinite      Trustee of Old Mutual      14                Trustee of Old
Age: 65                                                               South Africa Equity                          Mutual South
86 A Beacon Street                              Elected: 9/99         Trust since 1983;                            Africa Equity
Boston, MA 02108                                                      Chairman of the Board                        Trust
                                                                      of Trustees of
                                                                      Children's Hospital and
                                                                      Children's Medical
                                                                      Center since 1984;
                                                                      Director of John
                                                                      Hancock Mutual Life
                                                                      Insurance Company, 1983
                                                                      to 1998; and President
                                                                      and Chief Operations
                                                                      Officer of John Hancock
                                                                      Mutual Life Insurance
                                                                      Company, 1992 to 1998.
                                                                      Mr. Boyan retired in
                                                                      1999.

Rina K. Spence                 Trustee          Term: Indefinite      President of SpenceCare    14                Director of
Age: 53                                                               International LLC since                      Berkshire Life
7 Acacia Street                                 Elected: 7/99         1998; Chief Executive                        Insurance Company
Cambridge, MA 02138                                                   Officer of Consensus
                                                                      Pharmaceutical, Inc.,
                                                                      1998 to 1999; and
                                                                      Founder, President and
                                                                      Chief Executive Officer
                                                                      of Spence Center for
                                                                      Women's Health, 1994 to
                                                                      1998.

Douglas T. Williams            Trustee          Term: Indefinite      Executive Vice             14                None
Age: 62                                                               President of Chase
P.O. Box 5049                                   Elected: 7/99         Manhattan Bank, 1987 to
Boston, MA                                                            1999.  Mr. Williams
02206                                                                 retired in 1999.

                                     I, 1-11

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                TERM OF OFFICE AND                               FUND COMPLEX      OTHER
                               POSITION(s)      LENGTH OF             PRINCIPAL OCCUPATION       OVERSEEN BY       DIRECTORSHIPS
NAME, ADDRESS, AND AGE         HELD WITH FUND   TIME SERVED           DURING PAST FIVE YEARS     TRUSTEE           HELD BY TRUSTEE
------------------------       ---------------  -------------------   ------------------------   ----------------  ----------------
OFFICERS:

Kathleen C. Cuocolo            President        Term: Indefinite      Executive Vice             ------            ------
Age: 49                                                               President of State
Two Avenue de Lafayette,                        Elected: 5/00         Street Bank and Trust
Boston, MA 02111                                                      Company since 2000;
                                                                      and Senior Vice
                                                                      President of State
                                                                      Street Bank and Trust
                                                                      Company, 1982 to 2000.

Janine L. Cohen                Treasurer        Term: Indefinite      Senior Vice President      ------            ------
Age: 48                                                               of State Street Bank
Two Avenue de Lafayette,                        Elected: 5/00         and Trust Company
Boston, MA 02111                                                      since 2001; and Vice
                                                                      President of State
                                                                      Street Bank and Trust
                                                                      Company, 1992 to 2000.

Julie A. Tedesco               Secretary        Term: Indefinite      Vice President and         ------            ------
Age: 44                                                               Counsel of State
One Federal Street                              Elected: 5/00         Street Bank and Trust
Boston, MA 02110                                                      Company since 2000;
                                                                      and Counsel of First
                                                                      Data Investor
                                                                      Services Group, Inc.,
                                                                      1994 to 2000.

The By-Laws of SSMF provide that SSMF shall indemnify each person who is or was a Trustee of SSMF against all expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceedings if the person in good faith and reasonably believes that his or her conduct was in SSMF's best interest. SSMF, at its expense, provides liability insurance for the benefit of its Trustees and officers.

STANDING COMMITTEES

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, SSMF, and SSMF's shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Nominating Committee and Pricing and Investment Committee (the "Pricing Committee").

                                     I, 1-12

The Audit Committee is composed of all the non-interested Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors SSMF's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee recommends to the full Board of Trustees the appointment of auditors for SSMF. The Audit Committee also reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2001, the Audit Committee held two meetings.

The Nominating Committee is composed of all of the non-interested Trustees. The Nominating Committee is responsible for nominating for election as Trustees candidates who may be either "interested persons" or non-interested persons of SSMF. The Nominating Committee meets as is required. During the fiscal year ended December 31, 2001, the Nominating Committee did not meet.

The Pricing Committee is composed of Mr. Holland, Mr. Williams and an employee of the Adviser. The Pricing Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or sale prices are not readily available. The Pricing Committee meets as is required. During the fiscal year ended December 31, 2001, the Pricing Committee did not meet.

TRUSTEE OWNERSHIP OF SECURITIES OF SSMF OR ADVISER

As of December 31, 2001 none of the non-interested Trustees had any ownership of securities of SSgA Funds Management, Inc. ("SSgA") or any person directly or indirectly controlling, controlled by, or under common control with SSgA.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in SSMF as of December 31, 2001.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED
                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY            TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE                 SECURITIES IN SSMF                COMPANIES
---------------------           -----------------------           --------------------------------
William L. Boyan                None                              None

Michael F. Holland              None                              None

Rina K. Spence                  None                              None

Douglas T. Williams             None                              None

TRUSTEE COMPENSATION

Each Trustee receives for his or her services a $20,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting.

                                     I, 1-13

The following table sets forth the total remuneration of Trustees and officers of SSMF for the fiscal year ended December 31, 2001.

                                                 PENSION OR
                                                 RETIREMENT
                                                 BENEFITS           ESTIMATED         TOTAL
                                                 ACCRUED AS         ANNUAL            COMPENSATION
                               AGGREGATE         PART OF            BENEFITS          FROM SSMF &
                               COMPENSATION      SSMF               UPON              FUND COMPLEX
NAME AND POSITION              FROM SSMF         EXPENSES           RETIREMENT        PAID TO TRUSTEES
----------------------------   ------------      ----------         -----------       ----------------
William L. Boyan, Trustee          $ 30,000             $ 0                 $ 0               $ 30,000

Michael F. Holland, Trustee        $ 30,000             $ 0                 $ 0               $ 30,000

Rina K. Spence, Trustee            $ 30,000             $ 0                 $ 0               $ 30,000

Douglas T. Williams, Trustee       $ 30,000             $ 0                 $ 0               $ 30,000

SSMF and SSgA have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by SSMF, SSgA, Transfer Agent and Custodian.

     F.   INVESTMENT ADVISORY FEE

     The advisory fee payable monthly by the Equity Index Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund managed directly by the Investment Manager as determined at the close of regular trading on the NYSE on each day the NYSE is open for trading.

     The annual management fee rate is: 0.25%. Currently, however, the Fund invests exclusively in the State Street Equity 500 Index Portfolio ("Portfolio"), a portfolio of State Street Master Funds, and no management fee is paid to the Investment Manager.

     As of May 1, 2001 the Portfolio is managed by SSgA Funds Management, Inc. ("SSgA"), a subsidiary of State Street Corporation ("SSC"), and an affiliate of State Street Bank and Trust Company ("SS Bank"). Prior to May 1, 2001, SS Bank served as the investment adviser for the Portfolio. SSgA and SS Bank are not affiliates of the Equity Index Fund or the Investment Manager.

     For SSgA's services to the Portfolio as investment adviser and SS Bank's services as administrator, custodian and transfer agent (and for assuming certain ordinary operating expenses), the Portfolio is obligated to pay a fee of 0.045% of the Portfolio's average daily net assets.

                                     I, 1-14

     G.   GENERAL ADMINISTRATION FEE

     The general administration fee payable monthly by the Equity Index Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the NYSE on each day the NYSE is open for trading.

     The annual percentage rate is: 0.25%.

     In addition to the general administration of the Fund, the Investment Manager provides other assistance and services to the Fund, subject to reimbursement of related costs. The general administration fees and the payments for other assistance and services paid by the Fund were as follows:

                                                            GENERAL                PAYMENTS FOR
                                                        ADMINISTRATION           OTHER ASSISTANCE
                                                             FEES                  AND SERVICES
                                                       ---------------          -----------------
     Fiscal year ended December 31, 2001                      $  3,770                $    87,793

     September 5, 2000                                        $    379                $    17,466
     (commencement of operations)
     to December 31, 2000

     H.   DISTRIBUTOR'S PAYMENT OF FUND EXPENSES

     The Distributor has voluntarily undertaken to pay certain expenses of the Fund up to an amount which will enable the Fund to maintain a level of actual total operating expenses of approximately 0.35% of net assets or as otherwise mutually agreed from time to time by the Distributor and Trustees on behalf of the Fund ("Expense Benchmark"). The following expenses are excluded from this undertaking: Rule 12b-1 fees and any other class specific expenses, interest, taxes, brokerage commissions, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business. The Distributor may unilaterally cease to pay Fund expenses pursuant to this undertaking at any time.

                                     I, 1-15

     The Distributor is entitled to payment from the Fund for the amount of expenses paid on behalf of the Fund when the Fund's actual total operating expenses are less than the Expense Benchmark then in effect, provided that the effect of such payment does not cause the Fund to exceed the lower of (a) the Expense Benchmark then in effect or (b) the Expense Benchmark in effect in the year that the expenses were originally paid. The Distributor will not be entitled to such repayments from the Fund after the end of the fifth fiscal year of the Fund following the year in which the expenses were originally paid.

     Fees waived and/or expenses assumed were as follows:

                                                      FEES WAIVED
                                                      AND/OR EXPENSES
                                                      ASSUMED
                                                      ----------------
     Fiscal year ended December 31, 2001                   $  271,047

     September 5, 2000                                     $   57,976
     (commencement of operations)
     to December 31, 2000

     I.   BROKERAGE COMMISSIONS

     The Fund paid no brokerage commissions in secondary trading for the period September 5, 2000 (commencement of operations) through December 31, 2000 or for the fiscal year ended December 31, 2001.

     During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

     For more information on brokerage commissions, see Section II, G of this Statement of Additional Information.

     J.   SALES CHARGES ON SHARES

FRONT-END SALES CHARGES (CLASS A)

     Total sales charges on Class A shares paid to the Distributor, and the amounts retained by the Distributor after reallowance of concessions to dealers, were as follows:

                                     I, 1-16

                                                                           RETAINED BY DISTRIBUTOR
                                                                           AFTER REALLOWANCE OF
                                                   TOTAL SALES CHARGES     CONCESSIONS TO DEALERS
                                                   -------------------     -----------------------
         Fiscal year ended December 31, 2001                  $  8,071                   $      0

         September 5, 2000                                    $      0                   $      0
         (commencement of operations)
         to December 31, 2000

CONTINGENT DEFERRED SALES CHARGES (CLASSES A, B(1), B AND C)

     The Distributor received contingent deferred sales charges upon redemption of Class A, Class B(1), Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                                                      SEPTEMBER 5, 2000
                      FISCAL YEAR               (COMMENCEMENT OF OPERATIONS)
                ENDED DECEMBER 31, 2001             TO DECEMBER 31, 2000
            ------------------------------      ------------------------------
             CONTINGENT        COMMISSIONS       CONTINGENT        COMMISSIONS
              DEFERRED          PAID TO           DEFERRED           PAID TO
            SALES CHARGES       DEALERS         SALES CHARGES        DEALERS
            -------------     ------------      -------------      -----------
Class A      $         0       $     8,071        $         0       $        0
Class B(1)*  $         0       $         0        $         0       $        0
Class B      $         0       $         0        $         0       $        0
Class C      $         0       $         0        $         0       $        0

----------------
*Class B(1) was introduced January 1, 1999.

     For more information about sales charges, see Section II, I of this Statement of Additional Information.

     K.   PORTFOLIO TURNOVER

     The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels, or when the Investment Manager's investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when the Investment Manager's investment strategy remains relatively constant.

                                     I, 1-17

     L.   RULE 12b-1 FEES

     The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan"). Under the Distribution Plan, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares of the Fund. Under the Distribution Plan, the Fund provides the Distributor with a service fee at an annual rate of 0.25% on the average daily net assets of Class A, Class B(1), Class B and Class C shares. The Fund also provides a distribution fee at an annual rate of (i) up to 0.15% on the average daily net assets of Class A shares, and (ii) 0.75% of Class B(1), Class B and Class C shares. The service and distribution fees are used to cover personal services and/or the maintenance of shareholder accounts provided by the Distributor, brokers, dealers, financial professionals or others, and sales, promotional and marketing activities relating to the respective classes.

     Under the Distribution Plan, the Fund's payments compensate the Distributor for services and expenditures incurred under the plan and none of the payments are returnable to the Fund.

     During the fiscal year ended December 31, 2001, the Fund paid the fees under the Distribution Plans, and the fees were used, as set forth below. The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

                                     I, 1-18

                                                    CLASS A
                                                  ------------
Advertising                                       $          0

Printing and mailing of prospectuses to                      0
  other than current shareholders

Compensation to dealers                                  1,302

Compensation to sales personnel                          1,521

Interest                                                     0

Carrying or other financing charges                          0

Other expenses: marketing; general                         947

Fees to offset carryforwards*                                0
                                                  ------------
Total Fees                                        $      3,770
                                                  ============

Unreimbursed expenses carried forward:
   Amount                                         $     80,619
   % of net assets at year-end                            2.54%

---------------
*Net fees result from the timing of expenditures and are used against future expenses.

     For more information about Rule 12b-1 fees, see Section II, I of this Statement of Additional Information.

                                     I, 1-19

     M.   PERFORMANCE

     All calculations of performance data in this section reflect voluntary measures, if any, by the Investment Manager or its affiliates to reduce fees or expenses relating to the Fund.

STANDARD TOTAL RETURN

     The fund commenced operations on September 5, 2000. The fund is a feeder fund which invests exclusively in a master fund, State Street Equity 500 Index Portfolio ("Portfolio"), which commenced operations on March 1, 2000. Returns shown for the period prior to September 5, 2000, reflect the performance and operating expenses of the Portfolio and do not reflect the fund's own, additional operating expenses. The fund's additional expenses from September 5, 2000, will reduce performance thereafter.

     The average annual total return (standard total return) of Class A shares of the fund was as follows:

                                            MARCH 1, 2000
               ONE YEAR                   (COMMENCEMENT OF
                ENDED                 OPERATIONS OF THE PORTFOLIO)
          DECEMBER 31, 2001             TO DECEMBER 31, 2000
          -----------------           ----------------------------
               -12.74%                           -8.08%

NONSTANDARD TOTAL RETURN

     The nonstandard total return of Class A shares of the Fund for the six months ended December 31, 2001, without taking sales charges into account, was -11.30%.

     The performance shown above is for a short period of a few months and is not indicative of the Fund's future performance.

     For more information about performance, see Section II, J of this Statement of Additional Information.

                                     I, 1-20

                       STATEMENT OF ADDITIONAL INFORMATION

                                   SECTION II

     This Section II contains general information applicable to the fund identified on the cover page of this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                                  PAGE
                                                                                  -----
   A.     Additional Information Concerning Investment Restrictions,
          Certain Risks and Investment Techniques                                  II-1
   B.     The Trust and Fund Shares                                                II-5
   C.     Investment Advisory and General Administration Services                  II-6
   D.     Purchase and Redemption of Shares                                        II-8
   E.     Shareholder Accounts                                                    II-16
   F.     Net Asset Value                                                         II-21
   G.     Portfolio Transactions                                                  II-22
   H.     Certain Tax Matters                                                     II-23
   I.     Distribution of Fund Shares                                             II-26
   J.     Calculation of Performance Data                                         II-28
   K.     Custodian                                                               II-30
   L.     Independent Accountants                                                 II-30
   M.     Financial Reports                                                       II-30

     A. ADDITIONAL INFORMATION CONCERNING INVESTMENT RESTRICTIONS, CERTAIN RISKS AND INVESTMENT TECHNIQUES

     The Fund follows certain fundamental and nonfundamental investment restrictions. The fundamental and nonfundamental investment restrictions for the Fund are included in Section I of this Statement of Additional Information.

     Because the fund currently invests exclusively in the shares of the State Street Equity 500 Index Portfolio ("Portfolio"), a series of State Street Master Funds, the Fund has adopted the Portfolio's investment policies. Additional information about the Portfolio's policies and practices is set forth below.

THE S&P 500 INDEX

     Neither the Fund nor the Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund or the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund and the Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the Portfolio or the owners of shares of the Fund or the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the price and number of shares of the Fund or the Portfolio or the timing of the issuance or sale of shares of the Fund or the Portfolio, or calculation of the equation by which shares of the Fund are redeemable for cash. S&P has no obligation or liability in connection with the administration, marketing or trading of shares of the Fund or the Portfolio.

     S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund or the Portfolio, owners of shares of the Fund or the Portfolio, or any other person or entity, from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

CASH RESERVES

     The Portfolio may hold portions of its assets in short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of:

     (i) short-term obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions;
     (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's Rating Group ("S&P") or, if unrated, of comparable quality in the opinion of the adviser to the Portfolio;
     (iii) commercial paper;
     (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and
     (v)   repurchase agreements.

At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody's or A-1 by S & P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the adviser to the Portfolio. To the extent that the Portfolio holds the foregoing instruments its ability to tract its corresponding Index may be adversely affected.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

     The Portfolio may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

     A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future data at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with its custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. Options on futures contracts give the purchaser the right to assume a position in a futures contract at a specified price at any time before expiration of the option. The Portfolio will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

ILLIQUID SECURITIES

     The Portfolio may invest in illiquid securities. The Portfolio will invest no more than 15% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

LENDING OF PORTFOLIO SECURITIES

     The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations in amounts up to 33 1/3% of the total value of its assets. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     The Portfolio may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indices are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the different between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Portfolio may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

PURCHASE OF OTHER INVESTMENT COMPANY FUNDS

     The Portfolio may, to the extent permitted under the 1940 Act and exemptive rules and orders thereunder, invest in shares of other investment companies which invest exclusively in money market instruments or in investment companies with investment policies and objectives which are substantially similar to those of the Portfolio. These investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. In substance, a repurchase agreement is a loan for which the Fund receives securities as collateral. Under a repurchase agreement, the Portfolio purchases securities from a financial institution that agrees to repurchase the securities at the Portfolio's original purchase price plus interest within a specified time (normally one business day). The Portfolio will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Portfolio's adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Portfolio may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Portfolio.

SECTION 4(2) COMMERCIAL PAPER

     The Portfolio may also invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers that make a market in Section 4(2) paper. Section 4(2) paper will not be subject to the Portfolio's percentage limitations on illiquid securities when the Adviser (pursuant to guidelines adopted by the Board) determines that a liquid trading market exists.

U.S. GOVERNMENT SECURITIES

     The Portfolio may purchase U.S. government securities. U.S. government securities include U.S. Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest or principal by the U.S. government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest or principal by the U.S. government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United

States Treasury, discretionary authority of the U.S. government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

WHEN-ISSUED SECURITIES

     The Portfolio may purchase securities on a when-issued basis. Delivery of a payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates liquid securities in an amount at least equal to these commitments. When entering into a when-issued transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

     B.   THE TRUST AND FUND SHARES

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of each Fund to be issued in multiple classes.

     Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B(1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

     Shareholder rights granted under the Master Trust Agreement may be modified, suspended or repealed, in whole or part, by the Trustees, except as provided by law or under the terms of the Master Trust Agreement. The Master Trust Agreement may not be amended by the Trustees if the amendment would (a) repeal the limitation on personal liability of any shareholder or Trustee, or repeal the prohibition of assessment upon shareholders, without the express consent of each shareholder or Trustee involved or (b) adversely modify any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

     Under Massachusetts law, the shareholders of a Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     C.   INVESTMENT ADVISORY AND GENERAL ADMINISTRATION SERVICES

     Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

     State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

     The Investment Manager has overall responsibility for managing the investments of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall directly manage the assets of the Fund in the event that the Trust's Board of Trustees determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Portfolio. In addition, the Investment Manager shall provide such other direct management of the assets of the Fund, including asset allocation services, as the Board of

Trustees may determine in its discretion. The Investment Manager compensates all personnel and Trustees if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of MetLife.

     The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

     In approving the continuation of each Advisory Agreement at a meeting of the Board of Trustees held on November 7, 2001, the Board considered a number of factors, including, but not limited to (1) the performance of the Fund, including a comparison of the performance of the Fund to the performance of other mutual funds with comparable investment objectives and appropriate indices; (2) the nature of the services provided by the Investment Manager to the Fund, including the depth and experience of the investment personnel that provide services to the Fund; (3) the allocation of resources of the Investment Manager to the Fund, including the compensation structure for investment personnel of the Investment Manager; (4) the expense ratios of the Fund and comparable funds; and (5) the current advisory fees of the Fund and comparable funds. In the course of the Board's deliberations, the Trustees in particular discussed some of the factors underlying the Fund's performance, including not only internal factors relating to the Investment Manager but also external factors such as the global economy. In addition, representatives of the Investment Manager reviewed with the Trustees the Investment Manager's strategic plan, organizational structure and personnel matters.

     After consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees of the Fund, including the Trustees who are not "interested persons" of the Trust (within the meaning of the 1940 Act), approved the continuation of the Investment Advisory Agreement.

     Information about rates at which fees are calculated under the Advisory Agreement, as well as the fees paid to the Investment Manager in previous years, if applicable, is included in Section I of this Statement of Additional Information.

     Under the General Administration Agreement with the Trust, State Street Research & Management Company, as Administrator, is responsible for the general administration of the Fund. Under the agreement, the Administrator manages, supervises and conducts the Fund's business affairs and provides such services as necessary for effective administration of the Fund, to the extent not otherwise covered by a separate agreement or arrangement. Among other things, the Administrator monitors the performance of the Portfolio and reports on the Portfolio's performance to the Trustees, furnishes necessary assistance in the preparation of required reports and registration statements, furnishes the Fund with office space and facilities, and provides personnel for clerical, bookkeeping, accounting and other office functions.

     Information about rates at which fees are calculated under the General Administration Agreement, as well as the fees paid to the Administrator in previous years, if applicable, is included in Section I of this Statement of Additional Information.

     The Fund, the Investment Manager, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. Under the Code of Ethics, personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Transactions in securities that may be held by the Fund are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

     SSMF and SSgA Funds Management, Inc. ("SSgA") have adopted codes of ethics (the "Codes of Ethics") under Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel, subject to the Codes of Ethics and their provisions, to invest in securities, including securities that may be purchased or held by the SSMF, SSgA, Transfer Agent and Custodian.

     D.   PURCHASE AND REDEMPTION OF SHARES

     Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1), Class B and Class C shares). Class B shares are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

     PUBLIC OFFERING PRICE. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE, but not later than 4 p.m. eastern time, on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a broker-dealer, that broker-dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a broker-dealer's failure to transmit an order promptly is a matter for settlement between the investor and the broker-dealer. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     ALTERNATIVE PURCHASE PROGRAM. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

     As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

     The major differences among the various classes of shares are as follows:

                            CLASS A             CLASS B(1)            CLASS B              CLASS C             CLASS S
                            -------             ----------            -------              -------             -------
  SALES CHARGES PAID BY     Initial sales       Contingent            Contingent           Contingent          None
  INVESTOR TO DISTRIBUTOR   charge at time      deferred sales        deferred sales       deferred sales
                            of investment of    charge of 5% to 1%    charge of 5% to      charge of 1%
                            up to 5.75%*        applies to any        2% applies to any    applies to any
                            depending on        shares redeemed       shares redeemed      shares redeemed
                            amount of           within first six      within first five    within one year
                            investment          years following       years following      following their
                                                their purchase; no    their purchase;      purchase
                                                contingent            no contingent
                                                deferred sales        deferred sales
                                                charge after six      charge after five
                                                years                 years

                            On investments of
                            $1 million or
                            more, no initial
                            sales charge; but
                            contingent
                            deferred sales
                            charge of up to 1%
                            may apply to any
                            shares redeemed
                            within one year
                            following their
                            purchase

  INITIAL COMMISSION        Above described     4%                    4%                   1%                  None
  PAID BY DISTRIBUTOR TO    initial sales
  FINANCIAL PROFESSIONAL    charge less
                            0.25% to 0.75%
                            retained by
                            distributor

                            On investments
                            of $1 million or
                            more, 0.25% to
                            1% paid to
                            dealer by
                            Distributor

  RULE 12b-1 SERVICE FEE

       PAID BY FUND TO      0.25% each year     0.25% each year       0.25% each year      0.25% each year     None
       DISTRIBUTOR

       PAID BY              0.25% each year     0.25% each year       0.25% each year      0.25% each year     None
       DISTRIBUTOR TO                           commencing after      commencing after     commencing after
       FINANCIAL                                one year following    one year             one year
       PROFESSIONAL                             purchase              following purchase   following
                                                                                           purchase

  RULE 12b-1
  DISTRIBUTION FEE

       PAID BY FUND TO      Up to 0.15% each    0.75% for first       0.75% for first      0.75% each year     None
       DISTRIBUTOR          year                eight years; Class    eight years;
                                                B(1) shares           Class B shares
                                                convert               convert
                                                automatically to      automatically to
                                                Class A shares        Class A shares
                                                after eight years     after eight years

       PAID BY              Up to 0.15% each    None                  None                 0.75% each year     None
       DISTRIBUTOR TO       year                                                           commencing after
       FINANCIAL                                                                           one year
       PROFESSIONAL                                                                        following
                                                                                           purchase

----------

* or up to 4.50% for State Street Research Government Income Fund, State Street Research High Income Fund, State Street Research Strategic Income Fund and State Street Research Tax-Exempt Fund.

     CLASS A SHARES--REDUCED SALES CHARGES. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

     Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

     An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

     A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

     Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

     OTHER PROGRAMS RELATED TO CLASS A SHARES. Class A shares of the Fund may be sold, or issued in an exchange, at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements for designated classes of investors. These arrangements include programs sponsored by the Distributor or others under which, for example, a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants to purchase Fund shares. (These arrangements are not available to any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge.) Sponsored arrangements may be established for non-profit organizations, holders of individual retirement accounts or participants in limited promotional campaigns, such as a special offering to shareholders of funds in other complexes that may be liquidating. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

     The entire sales charge on Class A shares may be reallowed to financial professionals who sell shares during certain special promotional periods which may be instituted from time to time. The Fund reserves the right to have such promotions without further supplement to the Prospectus or Statement of Additional Information. The financial professionals who receive the entire sales charge may be deemed to be underwriters of the Fund's shares under the Securities Act of 1933 during such promotions.

     In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them; and (D) others who because of their business relationship with the Fund, the Distributor or its affiliates, and because of their knowledge of the Fund, do not require any significant sales effort or expense to educate them about the Fund. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups and any other matters, as may be adopted by the Distributor from time to time.

     CONVERSION OF CLASS B(1) AND CLASS B SHARES TO CLASS A SHARES. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B(1) and Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B(1) and Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

     CONTINGENT DEFERRED SALES CHARGES. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

     In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

     CONTINGENT DEFERRED SALES CHARGE WAIVERS. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant-initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may waive the contingent deferred sales charge on any class, or modify or terminate any waivers, at any time. The Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria. No contingent deferred sales charges apply to shares held by MetLife, the Investment Manager or the Distributor.

     CLASS S SHARES. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by MetLife, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

     Class S are made available to (a) current and former employees, officers and directors of the Investment Manager and Distributor; (b) current and former directors or trustees of the investment companies for which the Investment Manager serves as the primary investment adviser; and (c) relatives of any such individuals, provided that the relationship is directly verified by such individuals to the Distributor, and any beneficial account for such relatives or individuals. Class A shares acquired by such individuals and relatives may, in the discretion of the Distributor, be converted into Class S shares. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

     REORGANIZATIONS. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

     IN-KIND PURCHASE OPTION. In the discretion of the Investment Manager, shares of the Fund may be offered for purchase partly or entirely in exchange for securities. This option is available only in very limited circumstances. The Investment Manager will not approve the acceptance of any securities in exchange for Fund shares unless it believes the securities are appropriate investments for the Fund.

     REDEMPTIONS. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

     SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

     In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

     Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

     REQUEST TO DEALER TO REPURCHASE. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from broker-dealers by wire or telephone for the repurchase of shares by the Distributor from the broker-dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the broker-dealer to the Distributor. The broker-dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Under certain pre-established operational arrangements, the price may be determined as of the time the order is received by the broker-dealer or its designee.

     SIGNATURE GUARANTEES. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) if checkwriting is available for the account, authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

     DISHONORED CHECKS. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

     PROCESSING CHARGES. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

     E.   SHAREHOLDER ACCOUNTS

     General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

     MAINTENANCE FEES AND INVOLUNTARY REDEMPTION. BECAUSE OF THE RELATIVELY HIGH COST OF MAINTAINING SMALL SHAREHOLDER ACCOUNTS, THE FUND RESERVES THE RIGHT TO REDEEM AT ITS OPTION ANY SHAREHOLDER ACCOUNT WHICH REMAINS BELOW $1,500 FOR A PERIOD OF 60 DAYS AFTER NOTICE IS MAILED TO THE APPLICABLE SHAREHOLDER, OR TO IMPOSE A MAINTENANCE FEE ON SUCH ACCOUNT AFTER 60 DAYS' NOTICE. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. CURRENTLY, THE MAINTENANCE FEE IS $18 ANNUALLY, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

     To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

     The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     THE OPEN ACCOUNT SYSTEM. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Share certificates will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

     The Fund's Open Account System provides the following options:

     1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

     2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

          (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

          (b)  All income dividends and capital gains distributions in cash.

          (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

     Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

     EXCHANGE PRIVILEGES. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

     Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

     The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

     THE EXCHANGE PRIVILEGE IS NOT DESIGNED FOR USE IN CONNECTION WITH SHORT-TERM TRADING OR MARKET TIMING STRATEGIES. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

     REINVESTMENT PRIVILEGE. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

     Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

     DIVIDEND ALLOCATION PLAN. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

     TELEPHONE AND INTERNET PRIVILEGES. The following privileges are available:

     -    TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE
          - Shareholders automatically receive this privilege unless declined.
          - This privilege allows a shareholder or any person claiming to act as the shareholder's representative to request exchanges into other State Street Research funds or make redemptions.
     -    INTERNET PRIVILEGE FOR SHAREHOLDER
          - Shareholders may access the Fund's Web site to enter transactions and for other purposes, subject to acceptance of the important conditions set forth on the Web site.

     A shareholder with the above privileges is deemed to authorize the Fund's agents to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; (2) act upon the Internet instructions of any person purporting to be any of the shareholders of an account; and (3) honor any telephone or Internet instructions for a change of address. All telephone calls will be recorded. Neither the Fund, any other State Street Research Fund, the Investment Manager, the Distributor, nor any of their agents will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone or Internet requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone or Internet are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

     ALTERNATIVE MEANS OF CONTACTING A FUND. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

     F.   NET ASSET VALUE

     The net asset value of the shares of each Fund is determined once daily as of the close of regular trading on the NYSE, but not later than 4 P.M. eastern time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The net asset value per share of each Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

     In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

     In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services, methodologies or procedures as may be deemed appropriate. The Trustees also reserve the right to adopt other valuations based on fair value in pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

     The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

     G.   PORTFOLIO TRANSACTIONS

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less).

BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Portfolio is managed consistent with the following policies on brokerage allocation and other practices.

     The policy regarding purchases and sales of securities for the Portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Portfolio's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Portfolio believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Portfolio and its adviser from obtaining a high quality of brokerage and research services.

     In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Portfolio's adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. In seeking to implement the Portfolio's policies, the Portfolio's adviser effects transactions with those brokers and dealers who it believes provides the most favorable prices and are capable of providing efficient executions. If the Portfolio's adviser believes such price and execution are obtainable for more than one broker or dealer, it may give consideration placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio, related portfolios or the Portfolio's adviser. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical information pertaining to corporate actions affecting stocks, including but not limited to, stocks within the index whose performance the Portfolio seeks to replicate. The fee paid by the Portfolio is not reduced because its adviser and its affiliates receive these services even though the adviser might otherwise have been required to purchase some of these services for cash.

     The Portfolio's adviser assumes general supervision over placing orders on behalf of the Portfolio for the purchase or sale of portfolio securities. If purchases or sales of securities of the Portfolio and one or more other investment companies or clients supervised by its adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Portfolio is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commission will be beneficial to the Portfolio. The primary consideration is prompt execution of orders at the most favorable net price.

     Information about portfolio turnover rates and certain brokerage commissions paid by the Fund is included in Section I of this Statement of Additional Information.

     H.   CERTAIN TAX MATTERS

FEDERAL INCOME TAXATION OF THE FUND--IN GENERAL

     The Fund intends to qualify and has elected to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

     If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the Fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

     If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

     The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. For that purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The Portfolio may enter into futures contracts, options on futures contracts and options on securities indices. Such contracts held by the Portfolio at the close of its taxable year will generally be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market". Forty percent of any gain or loss resulting from this constructive sale will be treated as short-term capital gain or loss and 60 percent of such gain or loss will be treated as long-term capital gain or loss without regard to the period the Portfolio actually held the instruments. The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of the instruments is adjusted to reflect any capital gain or loss taken into account in a prior year as a result of the constructive sale of the instruments. The hedging transactions undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.

     The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under the rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be reported to investors and which will be taxable to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

FEDERAL INCOME TAXATION OF SHAREHOLDERS

     Dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of the Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

     Distributions by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

     I.   DISTRIBUTION OF FUND SHARES

     The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through broker-dealers who have entered into sales agreements with the Distributor. The Fund has authorized certain broker-dealers to receive on its behalf purchase and redemption orders, and such broker-dealers are authorized to designate other intermediaries to receive orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when such broker-dealer, or, if applicable, the broker-dealer's designee, receives the order. In such case, orders will be priced at the Fund's net asset value next computed after the orders are received by an authorized broker-dealer or its designee. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or
(ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to broker-dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

     The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's

Prospectus, result from cost savings inherent in economies of scale, among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

     On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission may also be paid to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of up to 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

PLAN(S) OF DISTRIBUTION PURSUANT TO RULE 12b-1

     The Fund may have one or more Distribution Plans under Rule 12b-1, as set forth in Section I of this Statement of Additional Information for the Fund. Under the Fund's Distribution Plans, the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of shares, including, but not limited to, (1) the payment of commissions to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions to securities dealers (which securities dealers may be affiliates of the Distributor), (2) expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts, and (3) expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others for the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Distribution Plans authorize the Distributor and the Investment Manager to make payments out of management fees, general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act. Payments by the Fund under the Distribution Plan may be discontinued at any time. The Distributor may also voluntarily waive receipt of payments from the Fund from time to time.

     A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees.

     Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures. Dealers who have sold Class A shares are eligible for ongoing payments commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for ongoing payments after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

     The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

     The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

     The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting and for distribution through mutual fund supermarkets or similar arrangements.

     No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plans. The Distributor's interest in the Distribution Plans is described above.

     J.   CALCULATION OF PERFORMANCE DATA

     From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of the Portfolio and to other mutual funds with investment objectives similar to the Fund or the Portfolio, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.

     The average annual total return ("standard total return") of the Class A, Class B(1), Class B, Class C and Class S shares of each Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund.

TOTAL RETURN

     Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                         P(1+T) TO THE POWER OF n = ERV

Where:              P     =    a hypothetical initial payment of $1,000

                    T     =    average annual total return

                    n     =    number of years

                    ERV   =    ending redeemable value at the end of the
                               designated period assuming a hypothetical
                               $1,000 payment made at the beginning of the designated period

     The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

ACCRUED EXPENSES AND RECURRING CHARGES

     Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

     Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. Subsidization can include the Investment Manager's waiver of a portion of its advisory fee, the Distributor's waiver of a portion of its Rule 12b-1 fee, or the assumption of a portion of the Fund's expenses by either of them or their affiliates. In the absence of such subsidization, the performance of the Fund would have been lower.

NONSTANDARDIZED TOTAL RETURN

     The Fund may provide the above described standard total return results for Class A, Class B(1), Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and ten years before (or the commencement of the Fund's operations, whichever is earlier). In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

     K.   CUSTODIAN

     State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for Fund assets. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

     L.   INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

     M.   FINANCIAL REPORTS

     In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST

                                     PART C

                                OTHER INFORMATION


Item 23:     Exhibits
             (1)(a)  First Amended and Restated Master Trust Agreement and
                     Amendment No. 1 to First Amended and Restated Master Trust
                     Agreement (6)

             (1)(b)  Amendment No. 2 to First Amended and Restated Master Trust
                     Agreement (9)

             (1)(c)  Amendment No. 3 to First Amended and Restated
                     Master Trust Agreement (12)

             (2)(a)  By-Laws (1)*

             (2)(b)  Amendment to By-Laws effective September 30, 1992 (3)*

             (2)(c)  Amendment No. 2 to By-Laws (13)

             (4)     Deleted

             (5)(b)  First Amended and Restated Investment Advisory Contract
                     (10)

             (5)(c)  Advisory Agreement with respect to State Street Research
                     Equity Index Fund (13)

             (5)(d)  Master Feeder Participation Agreement between State
                     Street Research Master Investment Trust (on behalf of its
                     State Street Research Equity Index Fund series) and State
                     Street Master Funds (13)

             (5)(e)  General Administration Agreement (13)


             (6)(a)  Distribution Agreement with State Street Research
                     Investment Services, Inc. (formerly MetLife - State Street
                     Investment Services, Inc.) (2)*

             (6)(b)  Form of Selected Dealer Agreement and Form of Supplement
                     No. 1 to Selected Dealer Agreement (7)

             (6)(c)  Form of Bank and Bank Affiliated Broker-Dealer Agreement
                     (5)*

             (6)(d)  Amendment to Distribution Agreement (8)

             (6)(e) Letter Agreement relating to Distribution Agreement with respect to State Street Research Equity Index
                     Fund (13)

             (6)(f) Letter Agreement relating to expenses with respect to State Street Research Equity Index Fund (13)

             (8)(a)  Custodian Contract (2)*

             (8)(b)  Amendment to Custodian Contract (13)

             (8)(c)  Data Access Services Addendum to Custodian Contract (9)

             (8)(d) Letter Agreement relating to Custodian Contract with respect to State Street Research Equity Index Fund (13)

             (9)     Agreement and Plan of Reorganization and Liquidation (2)*

             (10)(a) Opinion and Consent of Counsel (3)*

             (10)(b) Legal Opinion and Consent with respect to State Street
                     Research Equity Index Fund (12)

             (11)(a) Consent of PricewaterhouseCoopers LLP with respect to
                     State Street Research Investment Trust and State Street
                     Research Equity Index Fund

             (11)(b) Consent of Ernst & Young with respect to State Street
                     Research Equity Index Fund

             (14)(a) Deleted

             (14)(b) Deleted

             (14)(c) Deleted

             (15)(a) Plan of Distribution Pursuant to Rule 12b-1 (4)*

             (15)(b) Rule 12b-1 Plan for Distribution of Shares (10)

             (15)(c) Deleted

             (15)(d) Rule 12b-1 Plan dated September 1, 2000 (13)

             (16)    Deleted

             (17)(a) First Amended and Restated Multiple Class Expense
                     Allocation Plan (7)

             (17)(b) Addendum to First Amended and Restated Multiple Class
                     Expense Allocation Plan (10)

             (17)(c) Code of Ethics (revised March 1, 2000) (11)

             (17)(d) Code of Ethics of State Street Master Funds (13)

             (17)(e) Code of Ethics of SSgA Funds Management, Inc. (13)

             (18)(a) Powers of Attorney (8)

             (18)(b) Certificate of Board Resolution Respecting Powers of
                     Attorney (8)

             (18)(c) Power of Attorney for Susan M. Phillips (9)

             (18)(d) Power of Attorney for Douglas A. Romich (13)

             (18)(e) Power of Attorney for Bruce R. Bond (10)

             (18)(f) Deleted.

             (18)(g) Powers of Attorney for Trustees of the State Street Equity
                     500 Index Portfolio (12)

             (18)(h) Power of Attorney for the President of the State Street
                     Equity 500 Index Portfolio (12)

             (18)(i) Power of Attorney for the Treasurer of the State Street
                     Equity 500 Index Portfolio (12)

             (18)(j) Power of Attorney for Richard S. Davis (13)

             (19)(a) Form of New Account Application (13)

             (19)(b) Deleted

             (19)(c) Deleted

             (27)    Deleted


-----------------------
* Restated in electronic format in Post-Effective Amendment No. 11 filed on March 2, 1998.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:


Footnote
Reference       Registration/Amendment          Date Filed
        1       Amendment No. 12 to             April 28, 1989
                Registration Statement
                under Investment Company
                Act of 1940

        2       Post-Effective Amendment        April 30, 1991
                No. 1

        3       Post-Effective Amendment        November 25, 1992
                No. 3

        4       Post-Effective Amendment        March 18, 1993
                No. 5

        5       Post-Effective Amendment        April 28, 1995
                No. 7

        6       Post-Effective Amendment        April 26, 1996
                No. 8

        7       Post-Effective Amendment        March 25, 1997
                No. 9

        8       Post-Effective Amendment        March 2, 1998
                No. 11

        9       Post-Effective Amendment        March 3, 1999
                No. 12

        10      Post-Effective Amendment        February 4, 2000
                No. 13

        11      Post-Effective Amendment        April 27, 2000
                No. 14

        12      Post-Effective Amendment        June 16, 2000
                No. 15

        13      Post-Effective Amendment        April 27, 2001
                No. 16

Item 24. Persons Controlled by or under Common Control with Registrant

As of March 31, 2001, Metropolitan Life Insurance Company ("Metropolitan Life") was the beneficial owner of a greater than 25% interest of the outstanding shares of the following series of the Registrant:

SERIES

State Street Research Equity Index Fund

Metropolitan Life may be deemed to be in control of such Fund as "control" is defined in the 1940 Act. Metropolitan Life Insurance Company is the indirect parent company of State Street Research & Management Company, the Investment Manager to the Fund. State Street Research & Management Company (a Delaware corporation) is a wholly-owned subsidiary of SSRM Holdings, Inc. (a Delaware corporation), which is in turn a wholly-owned subsidiary of Metropolitan Life Insurance Company (a New York stock life insurance company), which is in turn a wholly-owned subsidiary of MetLife, Inc. (a Delaware corporation). As a result, the Fund could be deemed to be under common control with the subsidiaries of Metropolitan Life Insurance Company listed above, as well as the other subsidiaries in which Metropolitan Life Insurance Company owns a greater than 25% interest. A complete list of the subsidiaries of MetLife, Inc. and Metropolitan Life Insurance Company is filed as Exhibit 21.1 of the Annual Report for the Fiscal Year Ended December 31, 2001 on Form 10-K (File No. 001-15787) of MetLife, Inc. and is incorporated herein by reference.


Item 25.     Indemnification

Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement, as further amended ("Master Trust Agreement") each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its convenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser

Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
State Street Research &                    Investment Adviser               Various investment            Boston, MA
  Management Company                                                        advisory clients

Abbott, Christopher C.                     Executive Vice President         State Street Research.        Boston, MA
  Managing Director                        Vice President                   Investment Services, Inc.     Boston, MA
  (Executive Vice President until 4/02)                                     State Street Research
                                                                            Institutional Funds
Austin, Christopher P.                     None
  Vice President

Barghaan, Dennis C.                        Managing Director                State Street Research         Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)

Barnwell, Amy F.                           Managing Director                State Street Research         Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

Beatty, T. Kevin                           None
  Vice President

Bigley, Gary M.                            None
  Vice President

Borghi, Peter                              Senior Vice President            State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Borzilleri, John                           Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Financial Trust
  (Senior Vice President until 4/02)       IBT Fund Advisor                 Schroder Ventures Life        Boston, MA
                                           (Until 11/01)                    Science Advisers
                                           Senior Vice President            State Street Research         Boston, MA
                                           (Until 8/01)                     & Management Co.

Boss, Marilyn O.                           Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Vice President (Until 4/01)      Deutsche Banc Alex. Brown     Boston, MA
                                           Director                         John Hancock Financial        Boston, MA
                                           (Until 6/00)                     Services, Inc.

Bray, Michael J.                           None
  Managing Director
  (Senior Vice President until 4/02)

Brezinski, Karen                           None
  Vice President

Bruno, Thomas                              Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Assistant Vice President         Phoenix Investment            Hartford, CT
                                           (Until 5/00)                     Partners

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Buffum, Andrea L.                          None
  Vice President

Burbank, John F.                           Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Capital Trust
  (Senior Vice President until 4/02)

Calame, Mara D.                            Senior Vice President,           State Street Research         Boston, MA
  Senior Vice President,                   Assistant Clerk and Counsel      Investment Services, Inc.
  Assistant Secretary,                     Assistant Secretary              State Street Research         Boston, MA
  and Counsel                                                               Institutional Funds
  (Vice President until 4/02)

Callahan, Michael                          None
  Vice President

Carley, Linda C.                           Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Institutional Funds

Carstens, Linda C.                         Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)

Clay, Janet L.                             Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Vice President (Until 10/01)     John Hancock Funds            Boston, MA

Clifford, Jr., Paul J.                     Vice President                   State Street Research         Boston, MA
  Senior Vice President                                                     Tax-Exempt Trust

Coleman, Thomas J.                         None
  (Managing Director)
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

Crane, George                              Senior Vice President            Putnam Investments            Boston, MA
  Senior Vice President                    (Until 12/01)

Creelman, Christine A.                     Director/Credit Research         Freedom Capital               Boston, MA
  Vice President                           (Until 11/01)
                                           Senior Vice President            Back Bay Advisors, LP         Boston, MA
                                           (Until 6/01)

Cullen, Terrence J.                        Senior Vice President,           State Street Research         Boston, MA
  Senior Vice President, Assistant         Assistant Clerk and Counsel      Investment Services, Inc.
  Secretary and Counsel
  (Vice President until 4/02)              Assistant Secretary              State Street Research         Boston, MA
                                                                            Capital Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Exchange Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Growth Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Master Investment Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Securities Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Equity Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Financial Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Income Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Money Market Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Tax-Exempt Trust

Davis, Richard S.                          Chairman, President and Chief    State Street Research         Boston, MA
  Director, Chairman of                    Executive Officer                Equity Trust
  the Board, President                     Chairman, President and Chief    State Street Research         Boston, MA
  and Chief Executive                      Executive Officer                Income Trust
  Officer                                  Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Tax-Exempt Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Capital Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Exchange Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Growth Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Master Investment Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Institutional Funds
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Securities Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Money Market Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Financial Trust
                                           Chairman, President and Chief    State Street Research         Boston, MA
                                           Executive Officer                Investment Services, Inc.
                                           President and Chief Executive    SSRM Holdings, Inc.           Boston, MA
                                           Officer
                                           Senior Vice President            Metropolitan Life             New York, NY
                                           (until 10/00)                    Insurance Company

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Davis, Robert D.                           Vice President                   Wellington Management         Boston, MA
  Senior Vice President                    (Until 3/01)                     Company
  (Vice President until 4/02)

D'Vari, Ronald                             None
  Managing Director
  (Senior Vice President until 4/02)

De Luna, John (Juan)                       Principal                        State Street                  Boston, MA
  Senior Vice President                    (Until 3/01)                     Global Advisors
                                           Senior Vice President            State Street Research         Boston, MA
                                                                            Investment Services, Inc.

Depp, Maureen G.                           Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Securities Trust
  (Senior Vice President until 4/02)
  (Vice President until 4/01)              Vice President                   State Street Research         Boston, MA
                                                                            Institutional Funds

DeVeuve, Donald                            Vice President                   State Street Research         Boston, MA
  Senior Vice President                                                     Income Trust
  (Vice President until 4/02)                                               State Street Research         Boston, MA
                                                                            Securities Trust
                                                                            State Street Research         Boston, MA
                                                                            Institutional Funds

DiVasta, Vincent                           Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Dudley, Catherine                          Vice President                   State Street Research         Boston, MA
  Senior Vice President                                                     Capital Trust

Duggan, Peter J.                           None
  Managing Director
  (Senior Vice President until 4/02)

Ebel, Bruce A.                             Vice President                   State Street Research         Boston, MA
  Senior Vice President                                                     Institutional Funds
                                           Vice President                   State Street Research         Boston, MA
                                                                            Financial Trust

Evascu, Caroline                           Vice President                   SG Cowen Asset                New York, NY
  Vice President                           (until 8/01)                     Management

Even, Karen L.                             Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Fahey, Lawrence L.                         Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Fechter, Michael                           Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Vice President (Until 4/01)      Standish, Ayer & Wood         Boston, MA

Federoff, Alex G.                          Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.

Feliciano, Rosalina                        Vice President                   State Street Research         Boston, MA
  Senior Vice President                                                     Income Trust
  (Vice President until 4/02)                                               State Street Research         Boston, MA
                                                                            Securities Trust
                                                                            State Street Research         Boston, MA
                                                                            Institutional Funds

Feeney, Kimberley                          Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Ficco, Bonnie A.                           Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Fleno, Phyllis A.                          None
  Vice President

Fochtman, Jr., Leo                         None
  Vice President

Forcione, Anthony F.                       None
  Vice President

Frey, Kenneth                              None
  Senior Vice President
  (Vice President until 4/02)

Frank, Christopher                         Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Vice President                   State Street Global           Boston, MA
                                                                            Advisors

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Gallivan Jr., Edward T.                    Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Equity Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Financial Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Income Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Money Market Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Tax-Exempt Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Capital Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Exchange Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Growth Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Master Investment Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Securities Trust
                                           Assistant Treasurer              State Street Research         Boston, MA
                                                                            Institutional Funds

Garrelick, Jenine K.                       Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

Goodman, Stephanie B.                      Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Govoni, Electra                            None
  Senior Vice President
  (Vice President until 4/02)

Grace, Evan S.                             Vice President                   State Street Research         Boston, MA
  Vice President                                                            Institutional Funds

Granger, Allison                           Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Gray, Nancy Spalding                       Vice President                   Scudder-Kemper                Boston, MA
  Vice President                           (until 8/00)                     Investments

Hadelman, Peter J.                         Vice President                   Pioneer Investment            Boston, MA
  Vice President                           (until 5/00)                     Management
                                           Vice President                   State Street Research         Boston, MA
                                                                            Investment Services, Inc.

Haggerty, Bryan D.                         None
  Vice President

Hagstrom, Thomas W.                        Vice President                   Lehman Brothers               Boston, MA
  Senior Vice President                    (Until 7/01)
  (Vice President until 4/02)

Hamilton, Jr., William A.                  Treasurer and Director           Ellis Memorial and            Boston, MA
  Senior Vice President                                                     Eldredge House
                                           Treasurer and Director           Nautical and Aviation         Baltimore, MD
                                                                            Publishing Company, Inc.
                                           Treasurer and Director           North Conway Institute        Boston, MA

Harrington, Heidi                          Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)              Vice President                   Fleet Investment              Boston, MA
                                           (Until 5/00)                     Management

Hasson, Ira P.                             Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)

Haverty, Jr., Lawrence J.                  None
  Managing Director
  (Senior Vice President until 4/02)

Heineke, George R.                         None
  Vice President

Hickman, Joanne                            Managing Director                State Street Research         Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)

Holland, Thomas                            Managing Director                State Street Research         Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)
  (Vice President Until 4/01)

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Irvine, William A.                         Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Director (Until 7/00)            FleetBoston Financial         Boston, MA

Kallis, John H.                            Vice President                   State Street Research         Boston, MA
  Senior Vice President                                                     Financial Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Income Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Money Market Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Tax-Exempt Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Securities Trust
                                           Trustee                          705 Realty Trust              Washington, D.C.

Kasper, M. Katherine                       Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)

Kayajanian, Jeffrey D.                     Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Regional Vice President          ReliaStar Retirement          Minneapolis, MN
                                           (Until 7/00)                     Plans

Keelan, David E.                           None
  Vice President

Kiessling, Dyann H.                        None
  Vice President

Kitterman, Melissa B.                      None
  Vice President
  (Asst. Vice President until 4/02)

Krauss, Clifford                           Managing Director                Trust Company of the West     Los Angeles, CA
  Managing Director                        (until 8/00)
  (Senior Vice President until 4/02)       Vice President                   State Street Research         Boston, MA
                                                                            Institutional Funds

Lafferty, David F.                         Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Senior Investment Strategist     Metropolitan Life             New York, NY
                                           (Until 4/01)                     Insurance Company

Langholm, Knut                             Vice President                   State Street Research         Boston, MA
  Senior Vice President                                                     Institutional Funds

Leary, Eileen M.                           None
  Senior Vice President
  (Vice President until 4/02)

Ledbury, Richard D.                        Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)

Leese, Reginald                            Portfolio Manager                Citizens Bank                 Boston, MA
  Senior Vice President                    (until 6/00)
  (Vice President until 4/02)

Loew, Christopher R.                       Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Assistant Vice President         Putnam Investments            Boston, MA
                                           (Until 2/01)

Loizeaux, Stephen                          Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Director                         MetLife, Taft Hartley         New York, NY
                                           (Until 4/01)                     Services

Lomasney, Mary T.                          Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
  (Vice President until 4/02)

Lombardo, John S.                          Managing Director                State Street Research         Boston, MA
  Managing Director                        and Chief Financial Officer      Investment Services, Inc.
  and Chief Financial Officer              Vice President                   State Street Research         Boston, MA
  (Executive Vice President until 4/02)                                     Capital Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Equity Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Exchange Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Financial Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Growth Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Income Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Master Investment Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Money Market Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Securities Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Tax-Exempt Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Institutional Funds
                                           Senior Vice President            Metropolitan Property and     Warwick, RI
                                           (Until 7/01)                     Casualty Insurance Co.

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Lord, Peter D.                             Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Vice President                   New England Financial         Boston, MA

Lubas, Amy C.
  Vice President

Marchand, Joanna M.                        None
  Vice President
  (Assistant Vice
  President until
  4/01)

Marinella, Mark A.                         Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Institutional Funds
  (Executive Vice President until 4/02)
  Co-Chief Investment Officer-             Vice President                   State Street Research         Boston, MA
    Fixed Income                                                            Financial Trust
  Managing Director                                                         State Street Research         Boston, MA
  (Senior Vice President                   Vice President                   Income Trust
    Until 3/01)                                                             State Street Research         Boston, MA
                                           Vice President                   Money Market Trust
                                                                            State Street Research         Boston, MA
                                           Vice President                   Securities Trust
                                                                            State Street Research         Boston, MA
                                           Vice President                   Tax-Exempt Trust

Markel, Gregory S.                         None
  Vice President

Marsh, Eleanor H.                          Portfolio Manager                Evergreen Investment          Boston, MA
  Senior Vice President                    (Until 3/00)                     Management Company
  (Vice President until 4/02)              Vice President                   State Street Research         Boston, MA
                                                                            Financial Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Growth Trust

Martin, Gloria J.                          None
  Vice President

McGrath, Ann E.                            None
  Vice President

McKenna, Barbara                           Director                         Standish, Ayer &              Boston, MA
  Managing Director                        (Until 7/01)                     Wood
  (Senior Vice President until 4/02)       Vice President
                                           (Until 11/00)

McKown, Elizabeth G.                       Managing Director                State Street Research         Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

McNamara, III, Francis J.                  Managing Director,               State Street Research         Boston, MA
  Managing Director,                       Clerk and General Counsel        Investment Services, Inc.
  Secretary and General Counsel            Secretary and General Counsel    State Street Research         Boston, MA
  (Executive Vice President until 4/02)                                     Master Investment Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Capital Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Exchange Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Growth Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Securities Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Equity Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Financial Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Income Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Money Market Trust
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Tax-Exempt Trust
                                           Secretary and General Counsel    SSRM Holdings, Inc.           Boston, MA
                                           Secretary and General Counsel    State Street Research         Boston, MA
                                                                            Institutional Funds
                                           Director                         SSR Pegasus Funds             Luxembourg

Monahan, Kenneth                           Director                         Standish, Ayer &              Boston, MA
  Vice President                           (until 9/01)                     Wood
                                           Vice President                   State Street Research         Boston, MA
                                                                            Investment Services, Inc.

Moore, James                               Director                         1838 Investment               Boston, MA
  Vice President                           (until 4/00)                     Advisors, Inc.

Morey, Andrew F.                           None
  Vice President

Moran, Mary Ruth                           Managing Director                State Street Research         Boston, MA
  Managing Director                                                         Investment Services, Inc.
  (Executive Vice President until 4/02)    President                        Precipio Partners             Boston, MA
                                           (Until 4/01)                     (Formerly M R Moran & Co.)

Mulligan, JoAnne C.                        None
  Senior Vice President

O'Connell, Deidre M.E.                     Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

O'Connor, Daniel W.                        Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Passalacqua, Barbara                       None
  Vice President
  (Assistant Vice President
    until 4/01)

Poritzky, Dean E.                          None
  Managing Director
  (Senior Vice President until 4/02)
  (Vice President until 4/00)

Ragsdale, Jr., E.K. Easton                 None
  Managing Director
  (Senior Vice President until 4/02)

Rawlins, Jeffrey A.                        Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Institutional Funds
  (Senior Vice President until 4/02)

Refojo, Michael F.                         Senior Vice President            Scudder Kemper                Boston, MA
  Managing Director                        (Until 12/00)                    Investments
  (Senior Vice President until 4/02)

Reilly, David C.                           Senior Vice President            Prudential                    Newark, NJ
  Senior Vice President                    (Until 6/01)                     Investments

Reiser, Jen                                Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
  (Asst. Vice President until 4/02)

Rice III, Daniel Joseph                    Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Equity Trust
  (Senior Vice President until 4/02)

Rolnick, Michael A.                        None
  Vice President

Romich, Douglas A.                         Treasurer                        State Street Research         Boston, MA
  Senior Vice President                                                     Equity Trust
  and Treasurer                            Treasurer                        State Street Research         Boston, MA
                                                                            Financial Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Income Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Money Market Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Tax-Exempt Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Capital Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Exchange Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Growth Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Institutional Funds
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Master Investment Trust
                                           Treasurer                        State Street Research         Boston, MA
                                                                            Securities Trust
                                           Vice President and               SSRM Holdings, Inc.           Boston, MA
                                           Assistant Treasurer
                                           Senior Vice President and        State Street Research         Boston, MA
                                           Treasurer                        Investment Services, Inc.

Ryan, Michael J.                           None
  Senior Vice President


Shean, William G.                          None
  Senior Vice President

Sheldon, Michael A.                        None
  Vice President

Silverstein, Jill                          None
  Vice President

Simi, Susan                                None
  Vice President

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Simmons, Amy L.                            Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Capital Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Exchange Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Growth Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Master Investment Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Securities Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Equity Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Financial Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Income Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Money Market Trust
                                           Assistant Secretary              State Street Research         Boston, MA
                                                                            Tax-Exempt Trust

Smith, James                               Director of Customer Service     Brown and Company             Boston, MA
  Senior Vice President                    (until 11/17/00)                 Securities Corporation
  (Vice President until 4/02)              Vice President                   State Street Research         Boston, MA
                                                                            Investment Services, Inc.

Somers, Todd                               Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

St. John, Scott                            Vice President                   Eaton Vance Management        Boston, MA
  Vice President                           (Until 2/01)

Stambaugh, Kenneth D.                      None
  Senior Vice President
  (Vice President until 4/02)

Stolberg, Thomas B.                        None
  Vice President

Strelow, Daniel R.                         Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Institutional Funds
  Co-Chief Investment Officer-
    Fixed Income
  (Executive Vice President until 4/02)
  (Senior Vice President Until 3/01)

Swanson, Amy McDermott                     None
  Managing Director
  (Senior Vice President until 4/02)

Synnestvedt, Jared A.                      Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.
                                           Director of Sales                MetLife Investment            Boston, MA
                                           (Until 4/01)                     Partners
                                           Asst. Vice President             Putnam Investments            Boston, MA
                                           (Until 7/00)

Thorndike, Benjamin W.                     Managing Director                Scudder-Kemper                Boston, MA
  Managing Director                        (until 7/00)                     Investments
  (Senior Vice President until 4/02)       Senior Vice President            State Street Research         Boston, MA
                                                                            Investment Services, Inc.
                                           Vice President                   State Street Research         Boston, MA
                                                                            Institutional Funds

Tice, Robyn S.                             None
  Managing Director
  (Senior Vice President until 4/02)
  (Vice President until 10/00)

Trebino, Anne M.                           Vice President                   SSRM Holdings, Inc.           Boston, MA
  Managing Director
  (Senior Vice President until 4/02)

Truesdale, Anne Tucher                     Senior Analyst                   J.P. Morgan & Co.             New York, NY
  Vice President                           (until 6/00)

Wagenseller, Jon P.                        Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                                                     Investment Services, Inc.
                                           Director-New Prod. Dev.          MetLife Investments           Convent Station, NJ
                                           (Until 4/01)

Wallace, Julie K.                          None
  Vice President

Walsh III, Denis J.                        None
  Managing Director
  (Vice President until 4/02)

Walsh, Tucker                              Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Capital Trust
  (Vice President until 4/02)

Wardwell, Samuel                           Vice President                   Wellington Management         Boston, MA
  Managing Director                        (until 8/00)                     Company
  (Senior Vice President until 4/02)

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Weiss, James M.                            Vice President                   State Street Research         Boston, MA
  Director and Managing Director                                            Exchange Trust
  (Executive Vice President until 4/02)    Vice President                   State Street Research         Boston, MA
                                                                            Financial Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Growth Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Institutional Funds
                                           Vice President                   State Street Research         Boston, MA
                                                                            Securities Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Capital Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Equity Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Income Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Master Investment Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Institutional Funds
                                           Director                         State Street Research         Boston, MA
                                                                            Investment Services, Inc.

Welch, Timothy M.                          None
  Vice President

Westvold, Elizabeth McCombs                Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Institutional Funds
  (Senior Vice President until 4/02)       Vice President                   State Street Research         Boston, MA
                                                                            Securities Trust

Wilkins, Kevin N.                          Managing Director                State Street Research         Boston, MA
  Managing Director                        (Executive Vice President        Investment Services, Inc.
  (Executive Vice President until 4/02)    until 4/02)

Wills, Sean                                None
  Vice President

Wilson, John T.                            Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Master Investment Trust
  (Senior Vice President until 4/02)

Wipf, Barbara                              None
  Vice President

Wong, David                                Senior Vice President            Paine Webber/                 New York, NY
  Senior Vice President                    (until 4/01)                     UBS Warburg
  (Vice President until 4/02)

Woodbury, Robert S.                        Senior Vice President            State Street Research         Boston, MA
  Senior Vice President                    (Vice President Until 4/01)      Investment Services, Inc.
  (Vice President Until 4/01)

Woodworth, Jr., Kennard                    Vice President                   State Street Research         Boston, MA
  Senior Vice                                                               Exchange Trust
  President                                Vice President                   State Street Research         Boston, MA
                                                                            Financial Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Growth Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Securities Trust
                                           Vice President                   State Street Research         Boston, MA
                                                                            Institutional Funds

                                                                                                          PRINCIPAL BUSINESS
NAME                                       CONNECTION                       ORGANIZATION                  ADDRESS OF ORGANIZATION
----                                       ----------                       ------------                  -----------------------
Xie, Erin                                  Vice President                   State Street Research         Boston, MA
  Vice President                           Associate                        Investment Services, Inc.
                                           (Until 3/01)                     Sanford Bernstein             New York, NY

Yalamanchili, Kishore K.                   None
  Senior Vice President
  (Vice President until 4/02)

Yu, Mandy                                  Vice President                   State Street Research         Boston, MA
  Vice President                                                            Investment Services, Inc.

Zuger, Peter A.                            Vice President                   State Street Research         Boston, MA
  Managing Director                                                         Equity Trust
  (Senior Vice President until 4/02)       Vice President                   State Street Research         Boston, MA
                                                                            Securities Trust

Zhu, Kevin                                 Vice President                   Zurich Scudder                Boston, MA
  Vice President                           (Until 6/01)                     Investments, Inc.

Item 27.  Principal Underwriters

     (a) State Street Research Investment Services, Inc. serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust and State Street Research Institutional Funds.

     (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows. The address for each person is One Financial Center, Boston, Massachusetts, unless otherwise indicated.


        (1)                        (2)                      (3)
                                Positions
 Name and Principal            and Offices          Positions and Offices
  Business Address           with Underwriter          with Registrant
 ------------------          ----------------       ---------------------
Richard S. Davis           Chairman of the Board,    Chairman of the Board,
                           President and Chief       President and Chief
                           Executive Officer         Executive Officer

James M. Weiss             Director                  None

John S. Lombardo           Director, Managing        Vice President
                           Director and Chief
                           Financial Officer

Christopher C. Abbott      Managing Director         None

Dennis C. Barghaan         Managing Director         None

Amy F. Barnwell            Managing Director         None

Joanne Hickman             Managing Director         None

Thomas Holland             Managing Director         None

Elizabeth G. McKown        Managing Director         None

Francis J. McNamara, III   Managing Director,        Secretary
                           Clerk and General
                           Counsel

Mary Ruth Moran            Managing Director         None
                           and Head of Information
                           Systems and
                           Administration and
                           Operations

Michael F. Refojo          Managing Director         None

Benjamin W. Thorndike      Managing Director         None

Kevin N. Wilkins           Managing Director         None

Peter Borghi               Senior Vice President     None

Mara D. Calame             Senior Vice President,    None
                           Assistant Clerk and
                           Counsel

Linda C. Carstens          Senior Vice President     None

George Crane               Senior Vice President     None

Terrence J. Cullen         Senior Vice President,    Assistant Secretary
                           Assistant Clerk
                           and Counsel

John de Luna               Senior Vice President     None

        (1)                        (2)                      (3)
                                Positions
 Name and Principal            and Offices          Positions and Offices
  Business Address           with Underwriter          with Registrant
 ------------------          ----------------       ---------------------
Alex G. Federoff           Senior Vice President     None

Heidi Harrington           Senior Vice President     None

Ira P. Hasson              Senior Vice President     None

M. Katherine Kasper        Senior Vice President     None

Richard C. Ledbury         Senior Vice President     None

Mary Lomasney              Senior Vice President     None

Douglas A. Romich          Senior Vice President     Treasurer
                           and Treasurer

James Smith                Senior Vice President     None

Jon P. Wagenseller         Senior Vice President     None

Robert W. Woodbury         Senior Vice President     None

Christopher P. Austin      Vice President            None

Marilyn O. Boss            Vice President            None

Thomas Bruno               Vice President            None

Linda C. Carley            Vice President            None

Vincent DiVasta            Vice President            None

Karen L. Even              Vice President            None

Lawrence L. Fahey          Vice President            None

Michael Fechter            Vice President            None

Bonnie A. Ficco            Vice President            None

Christopher Frank          Vice President            None

Edward T. Gallivan, Jr.    Vice President            Assistant Treasurer

Jenine K. Garrelick        Vice President            None

Stephanie B. Goodman       Vice President            None

Allison Granger            Vice President            None

Nancy Spalding Gray        Vice President            None

Peter Hadelman             Vice President            None

William A. Irvine          Vice President            None

Jeffrey D. Kayajanian      Vice President            None

David F. Lafferty          Vice President            None

Christopher R. Loew        Vice President            None

Stephen Loizeaux           Vice President            None

Peter D. Lord              Vice President            None

Kenneth Monahan            Vice President            None

Diedre M. E. O'Connell     Vice President            None

Daniel W. O'Connor, III    Vice President            None

Jen Reiser                 Vice President            None

Amy L. Simmons             Vice President            Assistant Secretary

Todd W. Somers             Vice President            None

Jared A. Synnestvedt       Vice President            None

Mandy Yu                   Vice President            None

Item 28.        Location of Accounts and Records


        Douglas A. Romich
        State Street Research & Management Company
        One Financial Center
        Boston, MA 02111


Item 29.        Management Services

        Under a Shareholders' Administrative Services Agreement between the Registrant and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of series of the Registrant and received the amounts set forth below:


                             Year-end                 Year-end               Year-end
                         December 31, 1999        December 31, 2000     December 31, 2001
                         ------------------       -----------------     -----------------
Investment Trust         $1,466,677               $2,014,023            $2,426,663
Equity Index Fund             --                      $1,635                 1,831



Item 30.        Undertakings

        (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

        (b) The Registrant has elected to include the information required by
Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

                                     NOTICE

         A copy of the Declaration of Trust of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, assistant officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds comprising the series of the Registrant, as provided in the Declaration of Trust. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 29th day of April, 2002.

                            STATE STREET RESEARCH
                            MASTER INVESTMENT TRUST



                            By:                     *
                                ---------------------------------------
                            Richard S. Davis
                            Chief Executive Officer


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated.


        Signature                          Capacity



                                       Chairman of the Board,
        *                              President and Chief
______________________________         Executive Officer
Richard S. Davis                       (principal executive
                                       officer)


        *                              Acting Treasurer
______________________________         (principal financial
Douglas A. Romich                      and accounting officer)



        *                              Trustee
______________________________
Bruce R. Bond


        *                              Trustee
______________________________
Steve A. Garban


        *                              Trustee
______________________________
Dean O. Morton

        *                              Trustee
______________________________
Susan M. Phillips


        *                              Trustee
______________________________
Toby Rosenblatt


        *                              Trustee
______________________________
Michael S. Scott Morton




*By:    /s/ Francis J. McNamara, III
     --------------------------------------------------
            Francis J. McNamara, III,
            Attorney-in-Fact under Powers of
            Attorney incorporated by reference
            from Post-Effective Amendment No. 11
            filed March 2, 1998, Post-Effective
            Amendment No. 12 filed March 3, 1999,
            Post-Effective Amendment No. 13
            filed February 4, 2000, Post-Effective
            Amendment No. 14 filed June 16,
            2000, and Post-Effective Amendment No. 16
            filed April 27, 2001.

                                   SIGNATURES

         This Registration Statement contains certain disclosures regarding State Street Equity 500 Index Portfolio (the "Portfolio"), a series of State Street Master Funds (the "Trust"). The Trust has, subject to the next following sentence, duly caused this Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the State Street Research Master Investment Trust (the "Registrant") to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on April 29, 2002. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                              STATEMENT STREET MASTER FUNDS

                              By:     /s/Kathleen Cuocolo
                                      --------------------------
                                      Kathleen Cuocolo
                                      President, State Street Master Funds

         This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next following sentence, on April 29, 2002. Each of the following persons is signing this Post-Effective Amendment No. 17 to this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio, and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

SIGNATURE                  TITLE

/s/Kathleen Cuocolo        President (Principal Executive Officer), State Street
-------------------        Master Funds
Kathleen Cuocolo

/s/Janine Cohen            Treasurer (Principal Accounting Officer), State
-------------------        Street Master Funds
Janine Cohen

William L. Boyan*          Trustee, State Street Master Funds
-------------------
William L. Boyan

Michael F. Holland*        Trustee, State Street Master Funds
-------------------
Michael F. Holland

Rina K. Spence*            Trustee, State Street Master Funds
-------------------
Rina K. Spence

Douglas T. Williams*       Trustee, State Street Master Funds
-------------------
Douglas T. Williams

*By:     /s/Julie A. Tedesco
         -------------------------------
         Julie A. Tedesco
         as Attorney-in-Fact pursuant to Powers of Attorney

                                              1933 Act Registration No. 33-32729
                                                        1940 Act File No. 811-84
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                   FORM N-1A

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933           [ ]

                       Pre-Effective Amendment No. __            [ ]


                      Post-Effective Amendment No. 17            [X]


                                     and/or

                             REGISTRATION STATEMENT
                                   UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [ ]


                             Amendment No. 31                    [X]


                              -------------------

                  STATE STREET RESEARCH MASTER INVESTMENT TRUST
                   (Exact Name of Registrant as Specified in
                            Master Trust Agreement)

                             ---------------------

                                    EXHIBITS

                               INDEX TO EXHIBITS



             (11)(a) Consent of PricewaterhouseCoopers LLP with respect to
                     State Street Research Investment Trust and State Street
                     Research Equity Index Fund.

             (11)(b) Consent of Ernst & Young with respect to State Street
                     Research Equity Index Fund